United States
Securities and Exchange Commission
Washington, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

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☒	Definitive Proxy Statement

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☐	Soliciting material under §240.14a-12

World Acceptance Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Company)

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July 23, 2025

To the Shareholders of World Acceptance Corporation:
You are cordially invited to attend our 2025 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held at 8:45 a.m., local time, on August 20, 2025 at 120 Halston Avenue, Greenville, SC 29615.
The formal notice of Annual Meeting and the Proxy Statement describing the matters that we expect to act upon at the Annual Meeting are enclosed.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. After reading the Proxy Statement, please promptly vote and submit your proxy by signing and returning the enclosed proxy card in the enclosed postage-paid return envelope. Your vote is very important. Please vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting, and promptly voting your shares by signing, dating and returning the enclosed proxy card or voting instruction form will save the expenses and extra work of solicitation. We have enclosed an envelope, postage prepaid if mailed in the United States, for your convenience. Submitting your proxy now will not prevent you from voting your shares at the meeting, as your proxy is revocable at your option. You may revoke your proxy at any time before it is voted by delivering to the Company a subsequently executed proxy or a written notice of revocation or by voting at the Annual Meeting.
The Board of Directors and Management look forward to seeing you at the Annual Meeting.

Sincerely yours,

R. Chad Prashad
President and Chief Executive Officer

WORLD ACCEPTANCE CORPORATION
104 S. Main Street, Suite 400
Greenville, South Carolina 29601

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held on August 20, 2025

To our Shareholders:
This proxy statement and accompanying proxy card are being furnished to the shareholders of World Acceptance Corporation (referred to herein as the "Company" or "World Acceptance"), in connection with the solicitation of proxies by the Board of Directors of the Company (referred to herein as the "Board" or "Board of Directors") for use at the 2025 Annual Meeting, and at any adjournment or postponement thereof (referred to herein as the "Annual Meeting"), for the purposes set forth in this Notice of Annual Meeting of Shareholders.
Date, Time and Location: World Acceptance will hold its Annual Meeting at 8:45 a.m., local time, on August 20, 2025 at 120 Halston Avenue, Greenville, SC 29615. At the Annual Meeting, you will be asked to vote on the following matters, which are further described in the attached proxy statement:
1.To elect seven (7) directors to hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal;
2.To approve, on an advisory (non-binding) basis, the compensation of our named executive officers, as described in this proxy statement;
3.To approve the World Acceptance Corporation 2025 Stock Incentive Plan;
4.To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2026; and
5.To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
Who Can Vote: Only shareholders of record at the close of business on July 9, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.
Proxy Voting: It is important that your shares are represented at the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to promptly vote and submit your proxy by signing, dating and returning the enclosed proxy card in the enclosed envelope. This will not limit your right to attend or vote at the Annual Meeting, as your proxy is revocable at your option. You may revoke your proxy at any time before it is voted by delivering to the Company a subsequently executed proxy or written notice of revocation, or by voting at the Annual Meeting.

Sincerely,

Luke J. Umstetter
Senior Vice President, General Counsel, Chief Compliance Officer, and Secretary

WORLD ACCEPTANCE CORPORATION
104 S. Main Street, Suite 400
Greenville, South Carolina 29601

PROXY STATEMENT

This proxy statement (this "Proxy Statement") is being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of World Acceptance Corporation (the “Company”) to be used at our 2025 Annual Meeting of Shareholders and any adjournments or postponements thereof (the “Annual Meeting”). Our Annual Meeting will be held at 120 Halston Avenue, Greenville, SC 29615, at 8:45 a.m., local time, on August 20, 2025. This Proxy Statement and the accompanying form of proxy card are first being mailed or made available to shareholders on or about July 23, 2025.
Appointment of Proxy Holders
The Board asks you to appoint R. Chad Prashad and Luke J. Umstetter as your proxy holders to vote your shares at the Annual Meeting. You make this appointment by voting the enclosed proxy card using one of the voting methods described below.
If appointed by you, the proxy holders will vote your shares as you direct on the matters described in this Proxy Statement. In the absence of your direction, they will vote your shares as recommended by the Board.
Unless you indicate otherwise on the proxy card, you also authorize your proxy holders to vote your shares on any matters not known by the Board at the time this Proxy Statement was printed and which, under our Eighth Amended and Restated Bylaws (the “Bylaws”), may be properly presented for action at the Annual Meeting.
Who Can Vote
Only shareholders who owned shares of our common stock at the close of business on July 9, 2025, the Record Date for the Annual Meeting, can vote at the Annual Meeting. As of the Record Date, we had 5,446,636 shares of common stock outstanding and entitled to vote. Each holder of common stock is entitled to one vote on each matter to be voted upon at the Annual Meeting for each share held as of the Record Date. There is no cumulative voting in the election of directors.
How You Can Vote
If you are a shareholder of record, you may vote your shares at the Annual Meeting either in person or by mail. Shareholders holding shares through a bank or broker should follow the voting instructions on the voting instruction form received from such bank or broker. Giving a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person.
Voting by Mail. You may vote your shares by proxy by signing, dating and returning your proxy card in the enclosed postage-prepaid return envelope.
Voting In Person. You may vote in person at the Annual Meeting. If you hold shares through a bank or broker, you must obtain a proxy, executed in your favor, from the bank or broker to be able to vote in person at the Annual Meeting. Voting by mail will not limit your right to vote at the Annual Meeting, if you decide to attend in person.
If you are a shareholder of record and you submit your proxy but do not mark your voting preference, the proxy holders will vote your shares as recommended by the Board or, if no recommendation is given, in their own discretion. If you hold shares through a bank or broker, such bank or broker is not permitted to vote the client's shares with respect to "non-routine" matters without voting instructions. See "Quorum and Vote Necessary for Action." below for further information.
Revocation of Proxies
If you are a shareholder of record, you can revoke your proxies at any time before they are exercised in any of three ways by:
•voting in person at the Annual Meeting;
•submitting written notice of revocation to the Corporate Secretary that is received prior to the Annual Meeting; or
•submitting another properly executed proxy of a later date that is received prior to the Annual Meeting.
If you hold shares through a bank or broker, you should follow the instructions on the voting instruction form received from such bank or broker to revoke or change your vote.

Proposals to Be Considered
Shareholders will have the opportunity to vote on the following proposals at the Annual Meeting:
1.Elect seven (7) directors;
2.Approve, on an advisory (non-binding) basis, the compensation of our named executive officers as described in this Proxy Statement;
3.Approve the World Acceptance Corporation 2025 Stock Incentive Plan; and
4.Ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2026.
Quorum and Vote Necessary for Action
Quorum. The presence of the holders of a majority of the outstanding shares of the corporation entitled to vote at the Annual Meeting, represented in person or by proxy, is required to constitute a quorum.
Broker Non-Votes. A broker holding shares in “street name” for a beneficial owner has discretion (but is not required) to vote the client’s shares with respect to “routine” matters if the client does not provide voting instructions. The broker, however, is not permitted to vote the client’s shares with respect to “non-routine” matters without voting instructions. Proposals 1, 2, and 3 are deemed “non-routine” matters, while Proposal 4 is deemed a “routine” matter under applicable stock exchange rules. A “broker non-vote” occurs when your broker submits a proxy for your shares but does not vote on a particular proposal because the broker does not have discretionary voting power for that item and has not received instructions from you. Broker non-votes, if any, will be counted for purposes of determining a quorum for the Annual Meeting but will not be treated as votes cast for Proposal 1 or shares voted for Proposals 2, 3, and 4 and thus will have no effect on the vote required for any of the matters to be voted upon at the Annual Meeting. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the Annual Meeting.
Abstentions. If you abstain from voting on a particular matter, your vote will be counted for purposes of determining whether a quorum is present but will not be treated as shares voted either for or against that matter.
Required Vote. Except in the election of directors, the vote of a majority of the shares voted on any matter at a meeting of shareholders at which a quorum is present shall be the act of the shareholders on that matter.

When a quorum is present at the Annual Meeting, directors will be elected (Proposal 1) by a plurality of the votes cast, which means that the seven director nominees who receive the greatest number of “for” votes will be elected. You may vote “for,” “for all except” or “withhold” your vote with respect to the election of directors. Votes indicated as “withheld” and “broker non-votes” will not be deemed cast for nominees and will have no effect on the outcome of the election (other than with respect to the majority voting policy contained in our corporate governance policy (our "Governance Policy") (See "Corporate Governance-Director Resignation Policy," below)). Despite this plurality voting standard set forth in our Bylaws, our Governance Policy requires that in an uncontested election of directors, any nominee who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election will, within five (5) days following the certification of the shareholder vote, tender his or her written resignation to the Chairman of the Board for consideration by the Nominating and Corporate Governance Committee. Nominees for election to our Board must agree that their nomination is contingent upon adherence to this majority voting policy. See “Corporate Governance—Director Resignation Policy,” below for additional information on this director resignation policy.
The compensation of our named executive officers (Proposal 2) will be approved, on an advisory (non-binding) basis, by the affirmative vote of the majority of the shares voted on such proposal. The approval of the World Acceptance Corporation 2025 Stock Incentive Plan (Proposal 3) will be approved by the affirmative vote of the majority of the shares voted on such proposal. The approval of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2026 (Proposal 4) will be approved by the affirmative vote of the majority of the shares voted on such proposal. You may vote “for” or “against” or “abstain” from voting with respect to Proposals 2, 3, and 4. Abstentions and “broker non-votes” will not be deemed to be shares voted and thus will have no effect on the outcome of Proposals 1, 2, 3 and 4. If you hold your shares in street name and fail to instruct your broker or nominee how to vote, a “broker non-vote” on Proposals 1, 2 and 3 will occur with respect to your shares; however, on Proposal 4, your broker or nominee will, nonetheless, have discretionary authority to vote your shares if it chooses to do so.

Recommendation of the Board of Directors
The Board recommends that you vote:
1.FOR the election of each of the seven nominees for director;
2.FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers as described in this Proxy Statement;
3.FOR the approval of the World Acceptance Corporation 2025 Stock Incentive Plan; and
4.FOR the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2026.
Solicitation of Proxies
The Company will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person, by telephone or by electronic transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses. At this time we have not engaged a proxy solicitor. If we do engage a proxy solicitor, we will pay the customary costs associated with such engagement.
Important
Please promptly submit your proxy by signing, dating, and returning the enclosed proxy card in the postage-prepaid return envelope so that your shares can be voted. This will not limit your rights to attend or change your vote at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 20, 2025

The Notice of Annual Meeting of Shareholders, this Proxy Statement, and our Annual Report on Form 10-K are available free of charge at http://wrld.irinfo.com/WRLD2025.html, or through the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov.

PROPOSAL 1 - ELECTION OF DIRECTORS

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the seven (7) director candidates for whom individual biographies are presented below for election at the Annual Meeting. Unless you select “withhold” or “for all except” (and specify the nominee(s) for whom you do not intend to vote) on your proxy card, the proxy holders will vote your shares “FOR” each of the seven nominees for director listed below. Although we expect that each of the nominees for director will be available for election, if any vacancy in the slate of nominees occurs, we expect that shares of common stock represented by proxies will be voted for the election of a substitute nominee or nominees recommended by the Nominating and Corporate Governance Committee and approved by the Board. There are no family relationships among the directors, director nominees, and executive officers of the Company.
The table below sets forth the names, ages, term in office, committee assignments, and biographical information of the nominees for director. Included with each nominee’s biography is a description of the qualifications, experience, attributes and skills of that nominee that led the Board to conclude that each nominee is well qualified to serve as a director. Our Board has determined that all of the nominees, except for R. Chad Prashad who serves as our current President and Chief Executive Officer, are “independent” within the meaning of The NASDAQ Stock Market LLC (“NASDAQ”) listing standards and our Governance Policy.
Required Vote and Recommendation
Assuming the existence of a quorum, directors are elected by a plurality of the votes cast, which means that the seven director nominees who receive the greatest number of “for” votes will be elected. Our Second Amended and Restated Articles of Incorporation provide that cumulative voting is not available in the election of directors. You may vote “for,” “for all except” or “withhold” your vote with respect to the election of directors. Votes indicated as “withheld” and “broker non-votes”, if any, will not be deemed cast with respect to this proposal and will have no effect on the outcome of the election (other than with respect to the majority voting policy contained in our Governance Policy (See "Corporate Governance-Director Resignation Policy," below)).
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE FOR DIRECTOR.

Director Nominees Standing for Election at the Annual Meeting

Ken R. Bramlett, Jr. (Independent)
Director Since: 1993 Age: 66 Committees: Audit and Compliance Compensation and Stock Option (Chair) Nominating and Corporate Governance
Mr. Bramlett has served as Chairman of the Board since September 2015. He has been a private investor since 2010. Previously, he served as senior vice president and general counsel for COMSYS IT Partners, Inc., a public company, which operated in the information technology services industry, from January 1, 2006 until it was sold in April 2010. In 2005, Mr. Bramlett was a partner with Kennedy Covington Lobdell & Hickman, LLP, a Charlotte, North Carolina law firm. From 1996 to 2004, Mr. Bramlett served in a number of capacities for Venturi Partners, Inc. (formerly known as Personnel Group of America, Inc.), an information technology and personnel staffing services company, including general counsel and on two separate occasions chief financial officer. He also served as a director of that company from August 1997 to January 2001. Prior to October 1996, Mr. Bramlett was an attorney with Robinson, Bradshaw & Hinson, P.A., a Charlotte, North Carolina law firm, for 12 years. Mr. Bramlett holds a Bachelor of Arts Degree in Philosophy from Wake Forest University and a Juris Doctor (Law) Degree from the University of North Carolina at Chapel Hill.
Other Directorships and Affiliations (as applicable):
•A Brand Company, LLC (fka Bluegrass Ltd.), 2011 to 2020,
   chair from 2017 to 2020
•Charlotte Wine & Food Weekend, Inc., Director from 1995 to 2015;
   chair in 2005 and 2006

The Board believes that Mr. Bramlett provides the Board with:
•Leadership experience
•Legal experience
•Risk management and oversight experience
•Finance experience
•Corporate governance experience
•General business experience

R. Chad Prashad
Director Since: 2018 Age: 45 Committees: None
Mr. Prashad has served as the Company's President and Chief Executive Officer since June 2018. He served as Senior Vice President and Chief Strategy and Analytics Officer from February 2018 to June 2018 and as Vice President of Analytics from June 2014 to February 2018. Previously, Mr. Prashad served as Senior Director of Strategy Development for Resurgent Capital Services from 2013 to 2014 and Director of Legal Strategy for Resurgent Capital Services, a consumer debt managing and servicing company, from 2009 to 2013. Mr. Prashad holds a Bachelor of Arts in Political Science and dual major Bachelor of Science in Business Administration and Economics from Presbyterian College and a Master of Arts in Economics from Clemson University.

Other Directorships and Affiliations (as applicable):
•Presbyterian College, Trustee since 2022
•Build Carolina, Director since 2022
•National CASA-GAL Association for Children, Director Since 2022
•The Family Effect, Director since 2018
•American Financial Services Association (AFSA), Director since 2018
•Fostering Great Ideas, Director Emeritus, Director 2013-2021,
   serving as chairman in 2015 and 2016

The Board believes that Mr. Prashad provides the Board with:
•Leadership and executive management experience
•Strategic management experience
•Finance experience
•Industry expertise
•Data and analytics experience
•Corporate governance experience

Scott J. Vassalluzzo (Independent)
Director Since: 2011 Age: 53 Committees: Compensation and Stock Option Nominating and Corporate Governance (Chair)
Mr. Vassalluzzo is a Managing Member of Prescott General Partners LLC (“PGP”), an investment adviser registered with the SEC. PGP serves as the general partner of three private investment limited partnerships, including Prescott Associates L.P. (together, the “Prescott Partnerships”). Mr. Vassalluzzo joined the Prescott Organization in 1998 as an equity analyst, became a general partner of the Prescott Partnerships in 2000, and transitioned to Managing Member of PGP following Prescott’s reorganization in January 2012. Prior to 1998, Mr. Vassalluzzo worked in public accounting at Coopers & Lybrand (now PricewaterhouseCoopers LLP). The Prescott Partnerships have been shareholders of the Company since 1993. Mr. Vassalluzzo holds a Bachelor of Science Degree in Accounting from Pennsylvania State University and a Master of Business Administration Degree from Columbia University.

Other Directorships and Affiliations (as applicable):
•Cimpress, NV, Director since 2015, including serving as chairman of its compensation committee
•Credit Acceptance Corporation (NASDAQ: CACC), Director since 2007

The Board believes that Mr. Vassalluzzo provides the Board with:
•Leadership experience
•Risk management and oversight experience
•Finance experience
•Corporate governance experience
•General business experience

Charles D. Way (Independent)
Director Since: 1991 Age: 72 Committees: Audit and Compliance (Chair) Compensation and Stock Option
Mr. Way is currently a private investor following an extensive career at Ryan’s Restaurant Group, Inc., a publicly traded restaurant company that was acquired by Buffets, Inc. in 2006. While at Ryan’s, he served as Chief Executive Officer from 1989 to 2006, President from 1988 to 2004, Executive Vice President from 1986 to 1988, Vice President and Chief Financial Officer from 1981 to 1986, Treasurer and Secretary from 1981 to 1988, and Controller from 1979 to 1981. He holds a Bachelor of Science Degree in Accounting from Clemson University.

Other Directorships and Affiliations (as applicable):
•Ryan’s Restaurant Group, Director 1981 to 2006; chairman from 1992 to 2006

The Board believes that Mr. Way provides the Board with:
•Leadership experience
•Risk management and oversight experience
•Finance experience
•Corporate governance experience
•General business experience

Darrell E. Whitaker (Independent)
Director Since: 2008 Age: 67 Committees: Audit and Compliance Nominating and Corporate Governance
Mr. Whitaker has been the President and Chief Operating Officer of IMI Resort Holdings, Inc., a real estate brokerage firm, since 2004. Before joining IMI, Mr. Whitaker served as the Chief Operating Officer and Vice President of Finance and Corporate Secretary of The Cliffs Communities, Inc., a developer of high-end resort communities. He joined The Cliffs Communities, Inc. in July 1998 as Chief Financial Officer, a position he held until becoming Chief Operating Officer in August 2001. In addition, he has held executive management positions with other publicly traded companies, such as Ryan’s Family Steak House, Inc., Baby Superstores, Inc., and Food Lion, Inc. He holds a Bachelor of Science Degree in Business Administration from the University of South Carolina Upstate and was voted the most outstanding alumnus from the school of business in 1994.

In addition, Mr. Whitaker is a licensed real estate broker in the states of South Carolina, Georgia, and Florida, and has been a licensed CPA in the state of South Carolina since 2001, and holds a chartered global management accountant designation.

The Board believes that Mr. Whitaker provides the Board with:
•Leadership experience
•Risk management and oversight experience
•Finance experience
•Corporate governance experience
•General business experience

Elizabeth R. Neuhoff (Independent)
Director Since: 2021 Age: 55 Committees: Compensation and Stock Option
Ms. Neuhoff served as President and CEO of Neuhoff Communications, an award-winning, privately held broadcast and digital media company from 2012 to 2022. Previously, she served in a number of capacities at INTEREP, an independent national media marketing firm from 1993 to 2005 including as Executive Vice President. Ms. Neuhoff holds a Bachelor of Arts degree from the University of Oklahoma.

Other Directorships and Affiliations (as applicable):
•Focus Financial (FOCS), Director, 2022 to 2023
•Zip’s Car Wash, Director, 2021 to 2025
•West Best Mutual Insurance Company, Director since 2015
•Women Corporate Directors, Member, 2015 to Present
•Young President’s Organization, Member, since 2013
•International Women’s Forum, Member, since 2013
•Gray Television, Director from 2015 to 2019
•National Association of Broadcasters, Second Vice President, 2015 to 2018

The Board believes that Ms. Neuhoff provides the Board with:
•Leadership experience
•Risk management and oversight experience
•Finance experience
•Corporate governance experience
•General business experience

Benjamin E. Robinson III (Independent)
Director Since: 2021 Age: 61 Committees: Audit and Compliance
Mr. Robinson served as Chief Administrative Officer at Taylor Strategy, a sports and entertainment PR firm from 2020 to 2022, where he was responsible for oversight of critical operational and strategic functions. He also served several capacities at Prudential Financial between 2010 and 2015 including as Senior Vice President, Chief Administrative Officer, Prudential Annuities from 2010 to 2015. Prior to that, he held several executive roles at Bank of America from 2002 to 2010 as well as at Mastercard where he was CEO of Mastercard Cardholder Solutions and Chief Privacy Officer, Mastercard International from 1997 to 2002. Mr. Robinson also served as a Lieutenant and public affairs officer for the US Navy Reserve, a member of the Federal Reserve Board Consumer Advisory Council and as a congressional advisor to the US House of Representatives Committee on Banking, Finance and Urban Affairs. Mr. Robinson holds a Doctorate in Public Policy: Banking and Finance from Union Graduate School, a Master of Arts in Public Policy from Trinity College, and a Bachelor of Arts degree from Bates College.

Other Directorships and Affiliations (as applicable):
•Bates College, Board of Trustees since 2022
•William Penn Charter School, Board of Trustees since 2002
•Bottomline Technologies, Director, 2016 to 2022
•Johnson & Wales University, School of Business, College Chair, 2016 to 2021
•Providence Day School, Chair, Board of Trustees 2008 to 2018
•Pfeiffer University, Member Board of Trustees, Vice Chair 2007 to 2015
•Federal Reserve System, Consumer Advisory Council 2003 to 2005

The Board believes that Mr. Robinson provides the Board with:
•Leadership experience
•Risk management and oversight experience
•Finance experience
•Corporate governance experience
•General business experience

CORPORATE GOVERNANCE
Governance Policy
We believe that good corporate governance practices are essential to our core values of ethical business, service of shareholders’ interests, and good corporate citizenship. The Board adopted our Governance Policy in furtherance of those goals and to promote the effective functioning of the Board and its committees and to ensure a common understanding among individual directors and management concerning the operation of the Board and its committees.
Cybersecurity Governance
For a discussion of our Cybersecurity Governance, see “Cybersecurity” under Part I Item 1C to our Annual Report on Form 10-K for the year ended March 31, 2025.
Code of Business Conduct and Ethics
The Company has adopted a written Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all directors, officers and employees of the Company, including our President and Chief Executive Officer (our principal executive officer), our Executive Vice President and Chief Financial and Strategy Officer (our principal financial officer), and our Senior Vice President of Accounting (our principal accounting officer). The Code of Ethics is available on our website. In the event the Company amends any of the provisions of the Code of Ethics that require disclosure under applicable law, SEC rules or NASDAQ listing standards, we intend to disclose such amendment on our website. Any waiver of the Code of Ethics for any executive officer or director must be approved by the Board or a Board committee and will be promptly disclosed as required by law or applicable stock exchange or trading market regulation.
Insider Trading Policy

For a discussion of our Insider Trading Policy, see “Directors, Executive Officers and Corporate Governance—Insider Trading Policies and Procedures” under Part III Item 10 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2025.
Equity Grant Policy
Stock options are a component of our long-term incentive program for our eligible employees. The Compensation and Stock Option Committee does not grant stock options or similar awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, and does not time the public release of such information based on stock option grant dates. Other than on a predetermined schedule, we have not granted stock options or similar awards during periods in which there is material nonpublic information about the Company, including (i) during “blackout” periods or outside a “trading window” established in connection with the public release of earnings information under our Insider Trading Policy or (ii) at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information.

The Compensation and Stock Option Committee typically grants stock options to eligible employees in connection with the annual compensation-setting process, or on a case-by-case basis in connection with new hires and promotions. Stock option grants are effective on the date of the meeting or unanimous written consent (or on the next trading day following such date if it is not a trading day).

During the period covered by this report, we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Availability of Policies and Board Committee Charters
Copies of our Governance Policy, Code of Ethics, Insider Trading Policy and the charters, as amended, of the Audit and Compliance Committee, Compensation and Stock Option Committee, and Nominating and Corporate Governance Committee of the Board are all available on our website at www.worldacceptance.com (by clicking on the "Corporate Governance Docs" link under the “Important Documents” heading on the homepage) and to any shareholder who requests a copy by writing to the Corporate Secretary at P.O. Box 6429, Greenville, South Carolina 29606. References to our website throughout this Proxy Statement and the accompanying materials are for informational purposes only or to fulfill specific disclosure requirements of the SEC’s rules. These references are not intended to, and do not, incorporate by reference the contents of our website into this Proxy Statement or the accompanying materials.
Director Independence
Our Governance Policy requires that a majority of our directors be “independent directors.” An “independent director” is someone who (i) satisfies the criteria for independence established by SEC rules and NASDAQ listing standards, (ii) who has not been employed by the Company in the past three years, and (iii) as to whom neither the person nor a family member of such person has received more than $100,000 in compensation from the Company in any 12-month period during the past three years (other than for Board service). The Board has determined that Ken R. Bramlett, Jr., Scott J. Vassalluzzo, Charles D. Way, Darrell E. Whitaker, Elizabeth R. Neuhoff, and Benjamin E. Robinson III are independent within the meaning of the NASDAQ rules and our Governance Policy. However, the Board previously determined that R. Chad Prashad is not independent due to his employment as an executive officer with the Company.
Board Leadership
Our Board of Directors is committed to strong, independent leadership and believes that objective oversight of management performance is a critical aspect of effective corporate governance. Our Governance Policy and Bylaws provide that the Board will appoint an independent director to act as a non-executive Chairman of the Board, who must meet the standards for determining director independence set forth by NASDAQ and our Governance Policy.
The positions of Chairman of the Board and Chief Executive Officer are therefore held by separate individuals, with Ken R. Bramlett, Jr., an independent director, serving as Chairman and R. Chad Prashad serving as our Chief Executive Officer. The Chief Executive Officer establishes the corporate direction and strategy and is responsible for the day-to-day leadership and performance of the Company, while the Chairman acts as principal liaison between the independent directors and the Chief Executive Officer, coordinates the activities of the independent directors, receives and oversees responses to shareholder communications, approves retention of counsel or consultants who report to the Board, advises the Board as to an appropriate schedule for Board and committee meetings, establishes with the CEO the agenda for meetings of the Board and presides over meetings of the full Board. In addition, the Chairman performs such other duties as may be directed by the Board. The Board reserves for its action certain material or strategic matters and directs the Chief Executive Officer as to matters of Company action on which the Board is to be kept informed. We believe this structure promotes active participation of the independent directors and strengthens the role of the Board in fulfilling its oversight responsibility and fiduciary duties to our shareholders while recognizing the day-to-day management direction of the Company by the Chief Executive Officer. We believe this structure facilitates efficient management oversight and assists the Board in meeting its governance duties. The Board believes that our current leadership structure is appropriate for us at this time.
Executive Sessions of Independent Directors
Consistent with our Governance Policy, independent directors meet separately from the other director(s), if any, and without management present at regularly scheduled executive sessions. Executive sessions are generally held after each regularly scheduled Board meeting and are presided over by the Chairman of the Board. The Chairman coordinates and develops the agenda for executive sessions.
Board Risk Oversight
The Board is responsible for overseeing the Company’s risk profile and management’s processes for assessing and managing risk. The Board and its committees take an active role in overseeing the assessment and management of risks. The Board believes an effective risk management system will (i) timely identify the material risks faced by the Company, (ii) ensure communication of necessary information with respect to material risks to senior executives and, as appropriate, the Board or relevant committees, (iii) facilitate implementation of appropriate and responsive risk management strategies consistent with our risk profile, and (iv) integrate risk management into our decision-making. The Board and its committees regularly receive information regarding our financial position, capital structure, operations, cybersecurity, strategy, compensation, compliance activities, corporate governance matters, and risk management from senior management. During its review of such information, the Board and its committees discuss, review, and analyze risks associated with each area and review and approve all governance documentation including charters, Company compliance documentation, its Insider Trading Policy, its compensation Clawback Policy and risk assessments for the Company, as well as filings required to describe policies, procedures and compensation practices under applicable laws and requirements.
Certain significant categories of risk are assigned to designated Board committees (which are comprised solely of independent directors), which report to the full Board. The Board of Directors is regularly informed about the activities of its committees through committee reports and other communications. In general,
•the full Board oversees risks involving the capital structure of the enterprise, including borrowing, liquidity, allocation of capital and major capital transactions and expenditures, and the strength of the finance function as well as quarterly operational compliance and audit reporting and remedial measures;
•the Audit and Compliance Committee oversees risks related to financial controls and internal audit, legal, regulatory and compliance risks, related party transactions, technology, data protection, privacy, information security, cybersecurity and the overall risk management governance structure and risk management function;
•the Compensation and Stock Option Committee oversees the risks associated with our compensation plans and arrangements, including risks related to human capital management, recruiting, retention, and attrition and oversees our compensation programs so that they do not incentivize excessive risk-taking as described in more detail below under “Corporate Governance-Committees of the Board-Compensation and Stock Option Committee;” and
•the Nominating and Corporate Governance Committee oversees risks associated with our overall governance practices and the leadership structure of our Board of Directors.

In performing their oversight responsibilities, the Board and its committees review policies and guidelines that senior management uses to manage the Company’s exposure to material categories of risk. In addition, the Board and its committees review the performance and functioning of the Company’s overall risk management function and senior management’s establishment of appropriate systems for managing legislative and regulatory risk, credit/counterparty risk, market risk, interest rate risk and asset/liability matching risk, insurance risk, liquidity risk, operational risk and reputational risk. The Board believes the leadership structure described above appropriately supports administration of the risk oversight function.
Committees of the Board
The Board has a standing Audit and Compliance Committee, Compensation and Stock Option Committee, and Nominating and Corporate Governance Committee. The following table shows the current membership of each of these committees.

Director Name	Audit and Compliance	Compensation and Stock Option	Nominating and Corporate Governance
Ken R. Bramlett, Jr.	Member	Chair	Member
R. Chad Prashad
Scott J. Vassalluzzo		Member	Chair
Charles D. Way	Chair	Member
Darrell E. Whitaker	Member		Member
Elizabeth R. Neuhoff		Member
Benjamin E. Robinson III	Member
Audit and Compliance Committee
The Audit and Compliance Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is appointed to assist the Board in discharging its oversight responsibilities relating to (i) the Company’s accounting, auditing, and financial reporting processes generally, including the performance and independence of the independent registered public accounting firm and the audits of the Company’s financial statements, (ii) the Company’s systems of internal controls regarding finance and accounting, (iii) the establishment and administration of the Company’s Compliance Management System (“CMS”), which is designed to ensure compliance with applicable consumer financial laws and address and prevent associated risk of harm to consumers, and (iv) the Company’s risk management and compliance with legal and regulatory requirements. The Audit and Compliance Committee has ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s independent registered public accounting firm. The Audit and Compliance Committee also reviews and considers any “related person” transactions, within the meaning of Item 404(a) of Regulation S-K of the SEC, as well as any matters regarding the Company’s outside directors which the Audit and Compliance Committee believes may present a conflict of interest or potentially impair the independence of one or more of the Company’s outside directors. The Audit and Compliance Committee carries out all other tasks and responsibilities as more fully described in its charter.
The Board has determined, in accordance with NASDAQ listing standards, applicable SEC rules and our Governance Policy, that each member of the Audit and Compliance Committee is an independent director. In addition, the Board has determined that each member of the Audit and Compliance Committee meets the heightened independence requirements for audit committee members under the Exchange Act, applicable SEC rules and NASDAQ listing standards. The Board has also determined that each current member of the Audit and Compliance Committee, Messrs. Way, Bramlett, Robinson and Whitaker, is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. The Audit and Compliance Committee met four times with management and the Company’s independent registered public accounting firm to review interim financial information prior to its public release as well as to receive compliance and internal audit updates during fiscal year 2025. Additional information regarding the Audit and Compliance Committee is set forth below under “Proposal 4 - Ratification of Appointment of Independent Registered Public Accounting Firm.”
Compensation and Stock Option Committee

The Compensation and Stock Option Committee is appointed to assist the Board in discharging its responsibilities relating to (i) compensation of the Company’s non-employee directors and executive officers (as defined in its charter) and (ii) the granting of stock options and other forms of equity compensation under the Company’s stock option plans and other, current or future, equity compensation plans. The Committee has overall responsibility for approving and evaluating the director and officer compensation plans, policies, and programs of the Company and for formulating, revising, and administering the Company’s equity compensation plans. The Committee administers the Company’s 2008 Stock Option Plan, the 2011 Stock Option Plan, and the 2017 Stock Incentive Plan and, upon approval at the Annual Meeting, will administer the 2025 Stock Incentive Plan. The Board has determined that each member of the Compensation and Stock Option Committee is (i) an independent director in accordance with the independence requirements for compensation committee members under NASDAQ listing standards and our Governance Policy, including the heightened independence requirements for compensation committee members; and (ii) a “non-employee director” under applicable SEC regulations.
The Compensation and Stock Option Committee reviews and considers the appropriateness of the Company’s compensation policies and practices as they relate to risk management and risk-taking initiatives. As part of this assessment, the Compensation and Stock Option Committee discusses the following:
•whether the current compensation program is achieving the objectives that the Compensation and Stock Option Committee intended the program to achieve, including retention of key personnel and tying pay to performance;
•whether there are or have been unintended consequences associated with the Company’s executive compensation program;
•whether the components of the compensation program encourage or mitigate excessive risk-taking;
•whether the Company’s general risk management controls serve to preclude decision-makers from taking excessive risk in order to achieve incentives; and
•whether the balance between short-term and long-term incentives is appropriate to retain highly qualified individuals.
The Compensation and Stock Option Committee met one time during fiscal year 2025. Additional information regarding the Compensation and Stock Option Committee is set forth below under “Compensation Discussion and Analysis.”
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is appointed to assist the Board in discharging its responsibilities relating to (i) identifying and recommending qualified individuals for service on the Board and its committees, (ii) evaluating the composition of the Board and its committees, (iii) reviewing the Company’s governance policies and procedures, and (iv) overseeing the evaluation of the Board and its committees. The Nominating and Corporate Governance Committee is also charged with reviewing management succession plans with our Chief Executive Officer and with periodically reviewing and assessing the adequacy of our Governance Policy and Code of Ethics and recommending to the Board any proposed changes that the Nominating and Corporate Governance Committee deems necessary or advisable. The Nominating and Corporate Governance Committee carries out all other tasks and responsibilities as more fully described in its charter. The Board has determined, in accordance with NASDAQ listing standards and our Governance Policy, that each member of the Nominating and Corporate Governance Committee is an independent director. The Nominating and Corporate Governance Committee met one time during fiscal year 2025. For additional information regarding the Nominating and Corporate Governance Committee, see “Corporate Governance-Director Nominations.”
Our Governance Policy requires the Nominating and Corporate Governance Committee to assess the performance of the Board as a whole at least annually and give a report of its assessment to the Board.

Committee Advisors
The charter of each of the Audit and Compliance Committee, the Compensation and Stock Option Committee, and the Nominating and Corporate Governance Committee authorizes the committee to engage outside counsel and advisors, including search firms in the case of the Nominating and Corporate Governance Committee and compensation consultants in the case of the Compensation and Stock Option Committee, and requires the Company to provide appropriate funding, as determined by the committee, for any such counsel or advisors.
Compensation Committee Interlocks and Insider Participation
During fiscal year 2025, the Compensation and Stock Option Committee was composed of Messrs. Bramlett (Chair), Vassalluzzo, and Way and Ms. Neuhoff. None of the members of the Compensation and Stock Option Committee during fiscal year 2025 were either an officer or employee of the Company or a former officer of the Company. During fiscal year 2025, no executive officer of the Company served as a director or as a member of the compensation committee of the board of directors of another company which had an executive officer serving as a director of the Company or as a member of the Compensation and Stock Option Committee. In addition, during fiscal year 2025, no member of the Compensation and Stock Option Committee engaged in any related party or other transaction of a type that is required to be disclosed pursuant to Item 404 of SEC Regulation S-K.
Director Attendance at Board and Committee Meetings and the Annual Meeting of Shareholders
During fiscal year 2025, the Board held five meetings, and each director attended at least 75% of these meetings during the time in which she/he was a director. Each director also attended all of the meetings of the committees of the Board on which such director served during the time in which she/he was a committee member during fiscal year 2025.
Our Governance Policy requires a majority of our directors to attend the Annual Meeting, either in person or by telephone, absent extenuating circumstances. All of the nominees for election at the 2025 annual meeting of shareholders, who were serving as directors at such time, attended the prior year's annual meeting. The Company expects all nominees and directors to attend the Annual Meeting.
Director Nominations, Board Diversity, Qualifications, Skills and Experiences of our Directors
Director Nominations and Assessments
The Board is responsible for nominating Board members and for filling vacancies on the Board that may exist between annual meetings of shareholders, except to the extent that the Company’s Bylaws or applicable South Carolina law require otherwise. The Board has delegated the screening process for director nominees to the Nominating and Corporate Governance Committee. Each member of such committee is an independent director in accordance with NASDAQ listing standards and our Governance Policy.
The Nominating and Corporate Governance Committee’s process for recommending nominees begins with a preliminary assessment of each candidate based on the individual’s resume and biographical information, willingness to serve and other background information. This information is evaluated against the criteria stated below and the specific needs of the Company at that time. After these preliminary assessments, the candidates who appear best suited to meet the Company’s needs may be invited to participate in a series of interviews to continue the evaluative process. Incumbent directors, however, generally are not required to interview again after their initial term. On the basis of the information learned during this process, the Nominating and Corporate Governance Committee determines which individuals to recommend to the Board for nomination.
When seeking new director candidates, the Nominating and Corporate Governance Committee may solicit suggestions from incumbent directors, management, or others. Consistent with our Governance Policy, the Nominating and Corporate Governance Committee will also consider nominating candidates recommended by shareholders on a case-by-case basis. Shareholders may recommend a candidate in writing by following the instructions below under "Shareholder Communications with Directors." Candidates recommended by shareholders are considered on the same basis and by the same standard as candidates selected by the Nominating and Corporate Governance Committee. It is important to distinguish between the recommendations of nominees by shareholders and nominations by a shareholder. Shareholders have certain rights under applicable law with respect to nominations, and any such nominations must comply with applicable law and provisions of the Bylaws of the

Company. Our Bylaws include advance notice provisions for shareholder nominations, which, among other things, set forth the information shareholders must provide regarding themselves and the director nominee when submitting nominations and require such information to be submitted no sooner than 120 days and no later than 90 days prior to the anniversary date of the Company’s last annual meeting of shareholders. See “Submission of Future Shareholder Proposals and Nominations for the 2026 Annual Meeting of Shareholders” for further information regarding the nomination process.
Our Governance Policy outlines certain general criteria for Board membership. These criteria reflect the Board’s belief that all directors should have the highest personal and professional integrity and should be persons who have demonstrated exceptional professional ability, diligence, and judgment. In addition, the policy requires that at least a majority of the Board consist of independent directors. Directors should be willing and able to devote the required amount of time to Company business. The Nominating and Corporate Governance Committee believes that directors should have expertise that may be useful to the Company, and that the directors as a group should provide the Board with the following experience:
•Leadership experience. Directors with experience in significant leadership positions over an extended period, especially CEO or other C-level positions, provide the Company with special insights. These individuals generally possess strong leadership qualities and the ability to identify and develop those qualities in others. They also demonstrate practical understanding of organizations, processes, strategy, risk management, and the methods to drive change and growth.
•Finance experience. An understanding of finance and financial reporting processes is important. The Company measures its operating and strategic performances primarily by reference to financial targets. In addition, accurate financial reporting and robust auditing are critical to the Company’s success. The Nominating and Corporate Governance Committee seeks to have a number of directors who qualify as audit committee financial experts, as well as an entire Board composed of financially literate directors.
•Risk management oversight experience. The Nominating and Corporate Governance Committee believes that risk management oversight experience is critical to fulfill the Board’s responsibility to oversee the risks facing the Company.
•Corporate governance experience. The Nominating and Corporate Governance Committee believes that directors with corporate governance experience support the goals of a strong Board and management accountability, transparency, and promotion of shareholders’ interests.
•Legal experience. The Nominating and Corporate Governance Committee believes that legal experience is valuable to the Board’s oversight of the Company’s legal and regulatory compliance.
•General business experience. The Nominating and Corporate Governance Committee believes that general business experience, as well as practical experience, is valuable to an understanding of the Company’s business goals and strategies and helps to ensure that the Board is well rounded with respect to business issues.
When considering candidates for director, the Nominating and Corporate Governance Committee takes into account a number of factors in addition to those factors discussed above that the Company considers important qualifications for Board service. These other factors include whether the candidate is independent from management and the Company, the composition of the existing Board, and the candidate’s existing commitments to other businesses. In the past, the Company’s Nominating and Corporate Governance Committee has used Find Great People, a nationally recognized talent acquisition and human resources consulting firm to assist in identifying or evaluating board candidates. However, the Nominating and Corporate Governance Committee may not always engage a third party to provide these services in the future.
Board Diversity Policy

In June 2019, our Board adopted a diversity policy (the "Diversity Policy") to further reinforce our commitment to achieve and maintain Board diversity in its broadest sense, reflecting, but not limited to, professional experience, industry background, education, geography, gender, race, ethnicity, sexual orientation, national origin, age, social class, beliefs, religion, and disability. The Board believes that maintaining a diverse membership with varying backgrounds, perspectives, skills, experiences, and other differentiating personal characteristics promotes inclusiveness, enhances the Board’s deliberations, and enables the Board to better serve as effective, engaged stewards of our shareholders’ interests. The Diversity Policy tasks the Nominating and Corporate Governance Committee with assessing Board composition and identifying suitable candidates for appointment or re-election to the Board while considering candidates based on merit and suitability having due regard to the benefits of diversity and the needs of the Board.
Pursuant to the Diversity Policy, the Nominating and Corporate Governance Committee will periodically assess the expertise, experience, skills, and backgrounds of its directors in light of the needs of the Board, including the extent to which the current composition of the Board reflects a diverse mix of knowledge, experience, skills, and backgrounds. The Company is committed to a merit-based system for Board composition within a diverse and inclusive culture which solicits multiple perspectives and views, with the goal of being free of conscious or unconscious bias and discrimination. The Board believes promotion of diversity is best served through careful consideration of all the knowledge, experience, skills, and backgrounds of each individual candidate for director in light of the needs of the Board without focusing on a single diversity characteristic.
In the event of a vacancy on the Board, the Nominating and Corporate Governance Committee will include in its initial list of director candidates for potential recommendation to the Board one or more qualified women and minority candidates. The Nominating and Corporate Governance Committee will periodically assess the Diversity Policy's effectiveness in promoting a diverse Board and recommend any revisions to the Board.
Service on Other Boards; Retirement
Directors are limited by our Governance Policy to serving on no more than five public company boards of directors. There are no predetermined term limits for directors. At a meeting held June 14, 2024, the Board of Directors agreed to amend the Governance Policy to provide that a director will generally not serve beyond the term in which he or she attains the age of 75, provided that the Board may unanimously renominate a candidate over 75 years of age on an annual basis due to special circumstances based on a director's particular contributions and expertise.

Policy Regarding Director Changes in Employment
Our Governance Policy also requires a director who changes his or her employer or otherwise has a significant change in job responsibilities to give the Board written notice of the change and tender to the Board a letter of resignation resigning from the Board. The Board, through the Nominating and Corporate Governance Committee, then determines whether or not to accept the resignation from the Board or from one or more of the committees.
Board Refreshment
In recent years we have added new directors that bring new perspectives and backgrounds. As directors retire we will continue to look for opportunities to add new highly qualified directors consistent with our existing policies.
Director Resignation Policy
Our Governance Policy requires that in an uncontested election of directors, any nominee who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election will, within five (5) days following the certification of the shareholder vote, tender his or her written resignation to the Chairman of the Board for consideration by the Nominating and Corporate Governance Committee. Nominees for election to our Board must agree that their nomination is contingent upon adherence to this director resignation guideline. The Nominating and Corporate Governance Committee will consider such tendered resignation and, promptly following the date of the annual meeting of shareholders at which the election occurred, will make a recommendation to the Board concerning the acceptance or rejection of such resignation. The Board will take formal action on the Committee’s recommendation no later than 90 days following the date of the shareholder meeting at which the election occurred. Following the Board’s decision, the Company will promptly disclose, in a Form 8-K filed with the SEC, the Board’s decision.

Shareholder Communications with Directors
Any shareholder who wishes to communicate with the Board or any one or more individual directors may do so by writing to this address:
World Acceptance Corporation
Board Administration
c/o Corporate Secretary
P.O. Box 6429
Greenville, South Carolina 29606

Your letter should indicate that you are a shareholder. Such communications will be reviewed by our Corporate Secretary and Chairman of the Board, who will remove communications relating to solicitations, improper or irrelevant topics and the like. All other shareholder communications will be promptly forwarded to the applicable member(s) of the Board or to the entire Board, as requested in the shareholder communication.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
During fiscal year 2025, there were no transactions that were deemed to be related person transactions, except for the repurchase of 162,712 shares of our common stock on February 18, 2025 for $24.0 million from Prescott Associates L.P. in a privately negotiated transaction, which was approved in advance by the Audit and Compliance Committee and the Board. Prescott Associates L.P. is an affiliate of Prescott General Partners, LLC, who, prior to this transaction, along with its affiliates, beneficially owned approximately 47.2% of the Company's common stock. The $147.50 price per share was based upon the prevailing market rate at the time, and the closing market rate at February 18, 2025 was $147.16. The Audit and Compliance Committee reviews and considers any related person transactions within the meaning of Item 404(a) of Regulation S-K of the SEC, as well as any matters regarding the Company’s outside directors, which the Audit and Compliance Committee believes may present a conflict of interest or potentially impair the independence of one or more of the Company’s outside directors.
The Company has adopted a written related person transaction policy as defined by Item 404 of Regulation S-K. Related Parties are defined by the policy as 1) a director or director nominee, 2) an executive officer, 3) a person known by the Company to be the beneficial owner of more than 5% of the Company's common stock, and 4) a person known by the Company to be an immediate family member of any of the foregoing. The policy requires that any Related Party Transaction, defined as any transaction in which any Related Party had or will have a direct or indirect interest, be disclosed to management and reviewed by the Audit and Compliance Committee. A Related Party Transaction also includes any amendment or modification to an existing Related Party Transaction. Under the policy, management and the Board are notified of Related Party Transactions through several channels including a) voluntary notifications, b) committee meeting requests, c) Director’s and Officer’s (D&O) Questionnaires and d) a Disclosure Committee Checklist completed during the quarterly Disclosures Committee meeting, which includes a statement that the executive officer knows of no unlisted material Related Party Transactions.
At each of its meetings, the Audit and Compliance Committee are provided with the details of each new, existing or proposed Related Party Transaction, including the terms of the transaction, the business purpose of the transaction, and the benefits to the Company and to the relevant Related Party. In determining whether to approve a Related Party Transaction, the Audit and Compliance Committee considers, among others, the following factors to the extent relevant to the Related Party Transaction: w) whether the terms of the Related Party Transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a Related Party, x) whether there are business reasons for the Company to enter into the Related Party Transaction, y) whether the Related Party Transaction would impair the independence of an outside director and z) whether the Related Party Transaction would present an improper conflict of interest for any director or executive officer of the Company, considering the size of the transaction, the overall financial position of the Related Party, the direct or indirect nature of the Related Party's interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Audit and Compliance Committee deems relevant. Any member of the Audit and Compliance Committee who has an interest in the transaction under discussion will abstain from voting on the approval of the Related Party Transaction, but may, if so requested by the Chairperson of the Audit and Compliance Committee, participate in some or all of the Audit and Compliance Committee's discussions of the Related Party Transaction. Upon completion of its review of the transaction, the Audit and Compliance Committee may determine to permit or to prohibit the Related Party Transaction.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The information set forth below is furnished as of the Record Date, with respect to common stock owned beneficially or of record by (i) persons known to the Company to be the beneficial owners of more than 5% of its common stock as of the Record Date, (ii) each of the directors and nominees individually, (iii) each of the executive officers included in the summary compensation table (each, a “Named Executive Officer” or “NEO”), and (iv) all directors and executive officers as a group. Unless otherwise noted, each person has sole voting and investment power with respect to such person’s shares shown in the table. All share amounts in the table include shares which are not outstanding but which are the subject of options exercisable by the applicable beneficial owner in the 60 days following the Record Date. All percentages are calculated based on the total number of outstanding shares, plus the number of shares for the particular person or group which are not outstanding but which are the subject of options exercisable in the 60 days following the Record Date.
Ownership of Common Stock by Certain Beneficial Owners(1)

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Prescott General Partners, LLC (2) 2220 Butts Road, Suite 320 Boca Raton, Florida 33431	1,842,134	33.8%
BlackRock, Inc. (3) 55 East 52nd Street New York, New York 10055	519,544	9.5%
Thomas W. Smith (4) 2220 Butts Road, Suite 320 Boca Raton, Florida 33431	560,600	10.3%
The Vanguard Group (5) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	372,666	6.8%
(1)Although the amounts of shares beneficially owned and other information in the table is derived from sources described in the footnotes below, the percent of class information is derived by calculating the reported amounts as a percent of the 5,446,636 shares outstanding as of the Record Date.
(2)Based on a Schedule 13D/A and Form 4 filed on July 7, 2025 filed jointly by the persons named in the table below and other information made available to us. In their capacities as managing members of the Prescott General Partners LLC ("PGP"), Thomas W. Smith and Mr. Vassalluzzo also may be deemed to beneficially own the shares beneficially owned by PGP. PGP is the general partner of Idoya Partners L.P. Prescott Associates L.P., and Prescott International Partners L.P. The shares shown as held by PGP in the beneficial ownership table above does not reflect shares by other reporting persons included in the jointly filed Schedule 13D/A and Form 4 since they disclaim being members of a “group” for reporting purposes.

Name	Shared Voting and Dispositive Power	Sole Voting and Dispositive Power	No Voting and Shared Dispositive Power	Total
Scott J. Vassalluzzo	—	31,788	—	31,788
Thomas W. Smith	67,600	493,000	—	560,600
Idoya Partners L.P.	576,394	—	—	576,394
Prescott Associates L.P.	1,212,367	—	—	1,212,367
Prescott International Partners L.P.	53,373	—	—	53,373
Prescott General Partners LLC	1,842,134	—	—	1,842,134
(3)Based on a Schedule 13G/A filed on April 17, 2025. BlackRock, Inc. reported sole voting power over 514,468 shares and sole dispositive power over 519,544 shares.
(4)Based on a Schedule 13D/A filed on July 7, 2025 filed jointly by the persons named in the table in footnote (2) and other information made available to us. Mr. Smith may be deemed to beneficially own (i) 493,000 shares held by various trusts due to his roles related to such trusts which provide him with sole voting and dispositive power over the shares and (ii) 67,640 shares held by Prescott Investors, Inc Profit Sharing Plan ("PIIPS"), due to his role as trustee of PIIPS and shared voting and dispositive power over such shares. The shares shown as held by Mr. Smith in the beneficial ownership table above does not reflect the shares that he may be deemed to beneficially own in his capacity as managing member of PGP (see footnote (2)) or shares held by other reporting persons included in the jointly filed Schedule 13D/A since they disclaim being members of a "group" for reporting purposes.
(5)Based on a Schedule 13G/A filed on February 13, 2024. The Vanguard Group ("Vanguard") reported sole voting power over 0 shares, shared voting power over 3,086 shares, sole dispositive power over 366,177 shares, and shared dispositive power over 6,489 shares.

Ownership of Common Stock by Directors, Director Nominees & Executive Officers
	Shares Beneficially Owned
Name of Individual or Number in Group	Amount (1)		Percent of Class
Scott J. Vassalluzzo	1,873,922	(2)	34.4%
R. Chad Prashad	99,097		1.8%
D. Clinton Dyer	50,418		*
John L. Calmes Jr.	61,395		1.1%
Luke J. Umstetter	34,285		*
Ken R. Bramlett, Jr.	41,594		*
Jason E. Childers	18,582		*
Scott McIntyre	18,983		*
A Lindsay Caulder	19,315		*
Charles D. Way	21,747		*
Darrell E. Whitaker	13,074		*
Benjamin E. Robinson III	7,137		*
Elizabeth R. Neuhoff	7,137		*
Total	2,266,686	(3)	41.6%
*Less than 1%.

(1)Includes the following shares of common stock subject to options currently exercisable or exercisable within 60 days of July 9, 2025: Mr. Bramlett - 6,000; Mr. Way - 5,950; Mr. Whitaker - 6,000; Ms. Neuhoff - 2,031; Mr. Robinson - 2,031 directors and executive officers as a group - 22,012. Includes the following unvested shares of restricted stock: Mr. Bramlett - 3,075; Mr. Way - 3,075; Mr. Whitaker - 3,075; Mr. Calmes - 28,718; Mr. Dyer - 17,718; Ms. Caulder - 11,687; Mr. Umstetter - 19,478; Mr. Prashad - 47,644; Mr. Childers - 11,687; Mr. McIntyre - 11,687; Ms. Neuhoff - 3,075; Mr. Robinson - 3,075; directors and executive officers as a group - 163,994.
(2)Mr. Vassalluzzo is a Managing Member of PGP. See “Ownership of Shares by Certain Beneficial Owners” for additional information regarding shares beneficially owned by PGP, Prescott Associates L.P., Prescott International Partners L.P., Mr. Vassalluzzo, and Mr. Smith. The shares set forth in the table above reflect the shares held by Mr. Vassalluzzo, as an individual, as well as shares that he may be deemed to beneficially own.
(3)Includes an aggregate of (i) 22,012 shares underlying vested options and (ii) 163,994 unvested shares of restricted stock.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth certain information as of March 31, 2025 regarding the Company’s three existing equity compensation plans, which are the World Acceptance Corporation 2008 Stock Option Plan (the "2008 Plan"), the World Acceptance Corporation 2011 Stock Option Plan (the "2011 Plan"), and the World Acceptance Corporation 2017 Stock Incentive Plan (the "2017 Plan"). We are also asking shareholders to approve a new equity compensation plan, and this table does not reflect any shares that may become issuable thereunder. See Proposal 3 - Approval of the World Acceptance Corporation 2025 Stock Incentive Plan.

Plan Category (1)	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (#) (2)
Equity compensation plans approved by security holders:
2008 Stock Option Plan (3)	360	$50.32	—
2011 Stock Option Plan (4)	25,329	98.97	—
2017 Stock Incentive Plan	143,465	114.58	475,982	(5)
Equity compensation plans not approved by security holders	—	—	—
Total	169,154	$111.55	475,982
(1)For additional information on our stock plans, see Note 12 in the Notes to Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K for the year ended March 31, 2025.
(2)Awards may be issued in the form of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, and/or phantom stock under the 2017 Plan.
(3)The 2008 Plan terminated effective August 6, 2018, such that no further awards are available for issuance under this plan. Outstanding awards under this plan continue in accordance with the respective terms of such awards.
(4)The 2011 Plan terminated effective August 3, 2021, such that no further awards are available for issuance under this plan. Outstanding awards under this plan continue in accordance with the respective terms of such awards.
(5)Any shares subject to an award granted under the 2008 Plan and 2011 Plan, which award is forfeited, canceled, terminated, expires, or lapses for any reason without the issuance of shares or pursuant to which such shares are forfeited to or reacquired by the Company, will be available for issuance under the 2017 Plan.

COMPENSATION DISCUSSION AND ANALYSIS
This CD&A describes the Company's compensation philosophy and programs generally, and explains the compensation paid to its Named Executive Officers. The Company's NEOs for fiscal 2025 were:
•R. Chad Prashad, President and Chief Executive Officer;
•John L. Calmes Jr., Executive Vice President, Chief Financial and Strategy Officer, and Treasurer;
•D. Clinton Dyer, Executive Vice President and Chief Branch Operations Officer;
•Luke J. Umstetter, Senior Vice President, General Counsel, Chief Compliance Officer and Secretary;
•A. Lindsay Caulder, Senior Vice President, Human Resources;
•Scott McIntyre, Senior Vice President, Accounting; and
•Jason E. Childers, Senior Vice President, Information Technology

Fiscal 2025 Overview
The Company delivered strong financial and operating results in fiscal 2025 while continuing to take strategic steps that will enable future stability and growth.
Fiscal 2025 Highlights include:
•Increase in Net Income
•Significant capital return for shareholders
•Effective cost control
•Credit risk management
Our strategic priorities align with the focus areas of the qualitative component of our annual incentive compensation program, including positioning for the future, continuing to optimize our core business, stabilizing our core business to accommodate growth, continuing to maintain and strengthen the balance sheet and driving our mission as a socially responsible company.
The Company generated net income of $89.7 million and diluted earnings per share ("EPS") of $16.30 for the year. Net income and diluted EPS benefited from a decrease in personnel incentive expense, primarily due to the reversal of previously recognized stock-based compensation expense, and the Company's proactive cost saving measures. The Company also returned $54.2 million to shareholders during the year through our share buyback program while maintaining a strong balance sheet.
For these reasons, in addition to those discussed below in the “Executive Compensation Program” section, the Compensation and Stock Option Committee and Board believe that the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement is fair and reasonable, and unanimously recommend that the Company’s shareholders vote in favor of Proposal 2, as described below in more detail, to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as reported in this Proxy Statement.
Objectives of the Fiscal 2025 Executive Compensation Program
The Company’s fiscal 2025 executive compensation program was intended to (i) provide competitive compensation to attract and retain highly talented executives; (ii) align the interests of executives and shareholders; and (iii) motivate executives to achieve and surpass the long-term goals of the Company to increase shareholder value. The Company’s program sought to create a collegial atmosphere that encourages executives to cooperate toward the achievement of goals that benefit the Company and shareholders as a whole, while at the same time rewarding each executive’s individual contributions to the Company.
The Compensation and Stock Option Committee believes that a portion of an executive’s total compensation should be in the form of variable and performance-based compensation enhancing shareholder value. The Compensation and Stock Option Committee believes that EPS is the most important indicator of shareholder value. Accordingly, performance-based compensation generally is earned based on the achievement of EPS targets. The Compensation and Stock Option Committee believes that EPS as a measure of performance is important to shareholders because it allows shareholders to compare the returns we earn by investing capital in our core business with the return they could expect if we returned capital to shareholders and they invested in other securities.
In October 2018, the Company established a six-year, long-term incentive program ("2019 Long-Term Incentive Program"), which provided executives the opportunity to earn above average compensation for performance exceeding the Company’s EPS goals and encourages retention through service-based equity awards. The Compensation and Stock Option Committee believes that the grant of equity compensation awards to executives appropriately aligns their compensation with the interests of shareholders and provides executives with an incentive to promote shareholder value. The 2019 Long-Term Incentive Program concluded March 31, 2025, with the last awards granted pursuant thereto vesting as described below.
Stock price performance is typically not a factor in setting annual compensation because the price of the Company’s stock is subject to a variety of factors outside of management’s control, such as historically low trading volumes and high volatility in the stock price.

Process Overview
The Compensation and Stock Option Committee is appointed by the Board to assist the Board in discharging the Board’s responsibilities relating (i) to compensation of the Company’s directors and officers and (ii) to the granting of stock options, restricted stock, and other forms of equity compensation under the Company’s equity compensation plans. The Compensation and Stock Option Committee has overall responsibility for approving and evaluating the director and officer compensation plans, policies, and programs of the Company and for formulating, revising, and administering the Company’s equity compensation plans.
During fiscal year 2025, the Compensation and Stock Option Committee reviewed and approved the annual compensation for the Named Executive Officers: the President and Chief Executive Officer (“CEO”); the Executive Vice President, Chief Financial and Strategy Officer and Treasurer (“CFO”); the Executive Vice President and Chief Branch Operations Officer; the Senior Vice President, General Counsel, Chief Compliance Officer and Secretary (“General Counsel”); the Senior Vice President, Human Resources; the Senior Vice President, Accounting; and the Senior Vice President, Information Technology. In addition, the Compensation and Stock Option Committee reviewed and approved the annual compensation for the senior and executive officers who are not NEOs. All grants of stock options and restricted stock in fiscal year 2025 were approved by the Compensation and Stock Option Committee.
Timing of Compensation Decisions
Cash compensation for our executive and non-executive officers is typically reviewed early in each fiscal year as the budget for the coming fiscal year is being finalized and following completion of a review of the Company’s annual financial statements and level of achievement of operating objectives and personal objectives for the prior fiscal year. Equity compensation awards are usually granted in the third quarter of each fiscal year; however, in light of the awards granted pursuant to the six-year 2019 Long-Term Incentive Program, the NEOs did not receive any new grants of equity awards until the expiration of their time-based RSAs. In December 2024, NEOs received time-based RSAs. The Compensation and Stock Option Committee may continue to review salaries or grant equity or cash compensation awards at other times as a result of new appointments, promotions or for other reasons during the year.
The Compensation and Stock Option Committee does not consider material nonpublic information when determining the timing and terms of equity awards, nor does the Company time the disclosure of material nonpublic information to influence the value of executive compensation.

Role of Executives in Establishing Compensation
The CEO plays a role in the assessment and recommendation of compensation for the CEO’s direct reports and other officers of the Company, including the CFO, Executive Vice Presidents (“EVPs”), General Counsel, and Senior Vice Presidents ("SVPs"). The Company’s CEO provides information to the Compensation and Stock Option Committee regarding compensation matters generally and, in such instances, helps set the agenda for compensation discussions. The CEO is typically invited to attend general sessions of the Compensation and Stock Option Committee and, depending upon the topic to be discussed, may be invited to attend executive sessions of the Compensation and Stock Option Committee. The Compensation and Stock Option Committee believes that the CEO’s insight into executive performance and compensation is an important factor when discussing and making decisions regarding executive compensation, and therefore the Compensation and Stock Option Committee typically asks the CEO for the CEO’s recommendations on compensation for all of the Company’s executive officers. The CEO is not present during Compensation and Stock Option Committee discussions concerning the CEO’s own compensation and does not play a role in recommendations regarding the CEO’s own compensation.
Other members of management attend meetings and executive sessions upon invitation by the Compensation and Stock Option Committee if and when the Compensation and Stock Option Committee believes their advice and input regarding specific matters before the Compensation and Stock Option Committee would be useful and appropriate.
Executive Compensation Program

During fiscal 2025, the Company’s compensation program was comprised of the following primary elements: base salary, long-term incentive compensation in the form of equity awards granted pursuant to the Company’s stock plans, post-employment compensation, and other employee benefits and perquisites.
Base Salary
Compensation and Stock Option Committee Philosophy
The Compensation and Stock Option Committee determines base salaries for each executive position based on the value of the individual’s experience, performance, and/or specific skill set. Base salaries are evaluated in the ordinary course of business, but generally each year at or around the time that the annual budget is approved. The Compensation and Stock Option Committee did not use an outside consultant or survey data when determining fiscal year 2025 base salaries.
Fiscal Year 2025
Historically, when determining annual base salary levels, the Compensation and Stock Option Committee’s primary consideration for NEOs was the contribution of each of the members of the executive team to the Company’s operational improvements. The Compensation and Stock Option Committee conducts executive base salary reviews every other year.
In the second quarter of fiscal 2025, the Compensation and Stock Option Committee increased the base salaries of the NEOs, marking the first base salary increase these executives have received in several years. The 2025 and 2024 salaries are shown below:

Name	2025 Salary	2024 Salary
R. Chad Prashad	$890,400	$840,000
John L. Calmes, Jr.	$554,131	$481,853
D. Clinton Dyer	$518,918	$471,744
Luke J. Umstetter	$385,000	$350,000
A. Lindsay Caulder	$355,180	$301,000
Scott McIntyre	$355,180	$301,000
Jason E. Childers	$355,180	$301,000
Long-Term Incentive Compensation
Compensation and Stock Option Committee Philosophy
The Compensation and Stock Option Committee intends to use long-term incentive compensation as a further means of attracting and retaining qualified and highly talented executive officers with a market competitive compensation program that supplements the base salary with longer-term incentives provided by stock options and restricted stock. The Compensation and Stock Option Committee also believes that equity-based awards foster an ownership mentality in executives and align the value of a significant component of executive compensation to the value realized by the Company’s shareholders.
Company Stock Plans
The Company currently maintains three stock plans: the 2008 Plan, the 2011 Plan, and the 2017 Plan. With respect to the 2017 Plan, the Company can grant incentive stock options to salaried employees and nonqualified stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, and/or phantom stock awards to employees or directors. Certain equity awards remain outstanding under the 2008 and 2011 Plan; however, no additional awards may be granted under the 2008 or 2011 Plan. The Board has delegated authority to administer the 2008, 2011, and 2017 Plans to the Compensation and Stock Option Committee. Under the 2008, 2011, and 2017 Plans, stock options must have an exercise price that is equal to or greater than the fair market value of the stock as of the date of grant. Except in the case of adjustments to reflect corporate transactions such as a merger or stock dividend, the exercise price of options granted under the 2008, 2011, and 2017 Plans may not be reduced, directly or indirectly (for example, by substitution of new options with a lower exercise price) without shareholder approval. Awards are subject to vesting conditions as determined by the Compensation and Stock Option Committee.
Equity awards, historically in the form of options and/or restricted stock awards, are usually granted in the third quarter, unless made in connection with new hires, promotions, or other special circumstances, in which case awards may be made at the time of such event.
Long-Term Incentive Programs
As previously discussed, the Compensation and Stock Option Committee and the Board implemented a series of “2019 Long-Term Incentive Program" to motivate and reward certain employees and to align management’s interest with shareholders by focusing executives on the achievement of long-term results. The program was comprised of four components: service-based stock options (“Service Options”), performance-based stock options (“Performance Options”), restricted stock awards (“Restricted Stock”), and performance-based restricted stock awards (“Performance Shares”).
The number of Performance Shares, Restricted Stock and Performance Options awarded to our Named Executive Officers pursuant to the 2019 Long-Term Incentive Program are set forth below.

Name	Number of Performance Shares	Number of shares of Restricted Stock	Number of Performance Options
R. Chad Prashad	78,000	78,000	25,740
John L. Calmes, Jr.	45,000	45,000	14,850
D. Clinton Dyer	45,000	45,000	14,850
Luke J. Umstetter	30,000	30,000	9,900
A. Lindsay Caulder	18,000	18,000	5,940
Scott McIntyre	18,000	18,000	5,940
Jason E. Childers	18,000	18,000	5,940
Fiscal Year 2025
On December 18, 2024, the Company granted 37,619 shares of restricted stock to the NEOs which will vest on December 18, 2025 contingent on each recipient's continued service with the Company. The value of each such NEO award was consistent with the amounts granted in prior years, adjusting for share price at the time of grant.

Name	Number of shares of Restricted Stock
R. Chad Prashad	11,644
John L. Calmes, Jr.	6,718
D. Clinton Dyer	6,718
Luke J. Umstetter	4,478
A. Lindsay Caulder	2,687
Jason E. Childers	2,687
Scott McIntyre	2,687
Performance-Based Awards
Performance Shares
Under the 2019 Long-Term Incentive Program, up to 100% of the Performance Shares were eligible to vest based on the achievement of two, trailing EPS performance targets established by the Compensation and Stock Option Committee that are based on EPS (measured at the end of each calendar quarter, commencing with the calendar quarter ending September 30, 2019) for the previous four calendar quarters. The Performance Shares were eligible to vest over a 6.5 year performance period beginning on September 30, 2018 and ending on March 31, 2025, following certification by the Compensation and Stock Option Committee of achievement of applicable performance targets and subject to each respective employee’s continued employment at the Company through the last day of the quarter in which the performance targets were met. For certain NEOs, the Performance Shares were also subject to vesting in accordance with the terms of their employment agreement. See “Executive Compensation - Employment Agreements,” for additional information.

Trailing 4 Quarter EPS Targets	Restricted Stock Eligible for Vesting (Percentage of Award)
16.35 (the "$16.35 Performance Shares")	40.0%
20.45 (the "$20.45 Performance Shares")	60.0%
Performance Options
The Performance Options were eligible to vest if the Company attained the four quarter trailing EPS target over four consecutive calendar quarters occurring between September 30, 2018 and March 31, 2025 in the table below. Such performance target was established by the Compensation and Stock Option Committee and measured at the end of each calendar quarter commencing on September 30, 2019. The Performance Options were eligible to vest if the performance target was met at the end of any quarter during the 6.5 year performance period beginning on September 30, 2018 and ending on March 31, 2025, following certification by the Compensation and Stock Option Committee of achievement of the performance target, subject to each respective employee’s continued employment at the Company through the last day of the quarter in which the performance target was met. The Performance Options could also vest pursuant to the terms of the applicable award agreement or applicable employment agreement. The option price is equal to the fair market value of the common stock on the grant date and the Performance Options shall have a 10-year term.

Trailing 4 Quarter EPS Target	Options Eligible for Vesting (Percentage of Award)
$25.30	100%
Service-Based Awards
Restricted Stock
The Restricted Stock awards pursuant to the 2019 Long-Term Incentive Program vested in six equal annual installments, beginning on the first anniversary of the grant date, subject to each respective employee’s continued employment at the Company through each applicable vesting date or otherwise provided under the terms of the applicable award agreement or applicable employment agreement.
2019 Long-Term Incentive Program Achievement Results
As of March 31, 2025, the Company did not attain the EPS targets of $20.45 and $25.30 set for the $20.45 Performance Shares and the Performance Options, respectively; accordingly, the $20.45 Performance Shares and the Performance Options were forfeited. The $16.35 EPS target was achieved after partial forfeiture and 72% of the $16.35 Performance Shares vested, as follows:

Name	Number of $16.35 Performance Shares Vested
R. Chad Prashad	22,464
John L. Calmes, Jr.	12,960
D. Clinton Dyer	12,960
Luke J. Umstetter	8,640
A. Lindsay Caulder	5,184
Scott McIntyre	5,184
Jason E. Childers	5,184

Post-Employment Compensation

The Compensation and Stock Option Committee believes that providing supplemental retirement income to key executives under the Company’s 2005 Supplemental Income Plan is appropriate to recognize service to the Company and the limitations on an executive’s ability to ensure significant retirement income through the Company’s 401(k) retirement plan due to the contribution limitations applicable to such plans under applicable law (see “Executive Compensation – 2023 Pension Benefits Table” below). Severance compensation is also provided under employment agreements with certain executive officers (see “Executive Compensation - Employment Agreements” below) to attract and retain critical executive talent and to facilitate management stability and provide executives protection in the event of their termination without cause or constructive discharge, including in situations involving a change in control of the Company.
The Company has entered into employment agreements with Messrs. Prashad, Calmes, Jr., Dyer, and Umstetter. The Compensation and Stock Option Committee believes that the employment agreements are necessary to secure the services of these individuals on the terms and conditions stated in the agreements, and to provide management stability should there occur a significant corporate change in control event. As described in greater detail below, these agreements provide for the payment of severance benefits in the event of a change in control, but only if the executive is terminated without cause or constructively discharged within two years following the change in control, and for the payment of certain severance benefits even if no change in control has occurred in the event the executive’s employment is terminated without cause or for good reason. The Compensation and Stock Option Committee believes that the change in control severance triggers in these agreements strike an appropriate balance between Company and shareholder concerns about executive retention in the event of a change in control and the executives’ legitimate concerns regarding termination or diminution of duties in such an event. See below for a description of the Company's employment agreements that are currently in effect. A summary of the severance payments and benefits upon termination of employment under certain circumstances maybe be found below under “Potential Payments Upon Termination or Change in Control”.
Other Employee Benefits and Perquisites:
In order to provide competitive compensation and benefits to its executives, the Company provides the following benefits and perquisites:
•Life and Disability Insurance. The Company provides each NEO the same group long-term disability and life insurance as the Company in its sole discretion may from time to time provide to its other officers and employees. As described below under “Executive Compensation - Employment Agreements,” the Company has entered into employment agreements with certain NEOs that require the Company to provide specified minimum levels of long-term disability insurance coverage. In addition, if the individual becomes disabled, the Company will provide short-term disability benefits in the form of continued payment of his base salary for up to 90 days.
•Deferred Compensation. The Company maintains for its executives a non-qualified deferred compensation plan, the World Acceptance Corporation 2005 Executive Deferral Plan (the “2005 Executive Deferral Plan”). No NEOs currently have balances or otherwise participate in this plan, and the plan is unfunded. The plan does not provide for any Company contributions of any kind.
•Defined Contribution Plan. NEOs are eligible to participate in the Company’s 401(k) retirement plan. The 401(k) plan permits eligible employees to defer up to 15% of their annual eligible compensation, subject to certain limitations imposed by the Code. Employee elective deferral contributions are immediately vested and non-forfeitable. The Company makes a matching contribution equal to 50% of an employee’s elective deferral contributions not exceeding 6% of the employee’s annual eligible compensation. Matching contributions vest over a six-year period.

•Company Car. The Company provides each NEO and each of its other officer-level employees the unrestricted use of a Company car at no expense to the officer.
•Other. The Company makes available certain perquisites or fringe benefits to executive officers and other employees, such as professional society dues, club dues, food, and recreational fees incidental to official Company functions. See “Executive Compensation - Fiscal Year 2025 Components of All Other Compensation.”
Compensation Policies and Risk Management
On an ongoing basis, the Compensation and Stock Option Committee monitors the Company’s executive compensation programs for potential risks as part of the overall risk oversight function of the Board of Directors. See above under “Corporate Governance - Board Risk Oversight” and “Corporate Governance - Committees of the Board -Compensation and Stock Option Committee.” The Compensation and Stock Option Committee does not believe that the Company’s executive compensation programs encourage excessive or inappropriate risk taking.
Say-on-Pay
The Company provides its shareholders with the opportunity to vote their respective shares annually, commonly known as a “say-on-pay” proposal, on the compensation of the executive officers named in the Summary Compensation Table of the annual proxy statement. At our 2024 annual meeting of shareholders, our NEO compensation was approved by over 89% of the shares voted. The Compensation and Stock Option Committee believes that this vote affirms that a majority of our shareholders support the Company’s historical approach to executive compensation.
Anti-Hedging and Anti-Pledging Policies
The Company maintains an Insider Trading Policy. Pursuant to this policy, directors, officers, and employees of the Company are generally prohibited from engaging in hedging activities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars, and exchange funds. Further, directors, officers, and other employees must obtain pre-clearance from the Company’s Chief Financial and Strategy Officer before placing Company securities in a margin account or otherwise pledging Company securities as collateral for a loan. Pre-clearance generally will be granted when the director, officer, or employee demonstrates the ability to repay the obligation with assets other than the pledged Company securities.
Clawback Policy
For a discussion of our Clawback Policy, see Exhibit 97, "Policy Relating to Recovery of Erroneously Awarded Compensation", to our Annual Report on Form 10-K for the year ended March 31, 2024.

REPORT OF THE COMPENSATION COMMITTEE
The Compensation and Stock Option Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on the review and discussion referred to above, the Compensation and Stock Option Committee recommended to the Board that the Compensation Discussion and Analysis referred to above be included in this Proxy Statement.

Compensation and Stock Option Committee
Ken R. Bramlett, Jr., Chair
Scott J. Vassalluzzo
Charles D. Way
Elizabeth R. Neuhoff

EXECUTIVE COMPENSATION
2025 Summary Compensation Table
The following table includes information concerning compensation for each of the three fiscal years ended March 31, 2025, 2024, and 2023 for the Company’s Named Executive Officers (or such shorter period as such person has been a Named Executive Officer), including the CEO, the CFO, and the five (instead of three due to similarity in total compensation) other next most highly compensated executive officers of the Company who were serving as such as of March 31, 2025.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Stock awards ($) (2)	Option awards ($)	Non-equity incentive plan compensation ($)	Change in pension value and non- qualified deferred compensation earnings ($) (3)	All Other compensation ($) (4)	Total ($)
R Chad Prashad	2025	864,037	—	1,299,936	—	—	58,677	53,430	2,276,080
President and Chief Executive Officer	2024	840,000	—	—	—	—	83,277	42,460	965,737
	2023	840,000	—	—	—	—	78,320	38,268	956,588

John L. Calmes, Jr.	2025	516,324	—	749,998	—	—	73,717	39,835	1,379,874
Executive Vice President, Chief Financial and Strategy Officer and Treasurer	2024	481,853	—	—	—	—	53,156	48,615	583,624
	2023	481,853	—	—	—	—	50,026	37,949	569,828

D. Clinton Dyer	2025	494,242	—	749,998	—	—	54,659	45,435	1,344,334
Executive Vice President and Chief Branch Operations Officer	2024	471,744	—	—	—	—	57,592	43,138	572,474
	2023	471,744	—	—	—	—	54,523	40,823	567,090

Luke J. Umstetter	2025	366,692	—	499,924	—	—	—	38,388	905,004
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary	2024	350,000	—	—	—	—	—	36,623	386,623
	2023	350,000	—	—	—	—	—	37,935	387,935

A. Lindsay Caulder	2025	326,840	—	299,977	—	—	—	44,713	671,530
Senior Vice President, Human Resources	2024	301,000	—	—	—	—	—	43,978	344,978
	2023	301,000	—	—	—	—	—	40,115	341,115

Scott McIntyre	2025	326,840	—	299,977	—	—	—	42,225	669,042
Senior Vice President, Accounting	2024	301,000	—	—	—	—	—	40,773	341,773
	2023	301,000	—	—	—	—	—	34,057	335,057

Jason E. Childers	2025	326,840	—	299,977	—	—	—	35,768	662,585
Senior Vice President, Information Technology	2024	301,000	—	—	—	—	—	36,101	337,101
	2023	301,000	—	—	—	—	—	31,214	332,214
(1)The amounts represent base salaries earned during the fiscal year.
(2)The amounts in these columns reflect the aggregate grant date fair value determined in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 12 in the Notes to Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K for the year ended March 31, 2025.
(3)These amounts consist of the increase in the present value of the accumulated benefit at retirement of the NEO’s benefit under the 2005 SIP. As noted above, the Company maintains the 2005 Executive Deferral Plan, but currently no NEOs participate in this plan and earnings under such plan are not at above-market or preferential interest rates.
(4)Amounts in this column represent perquisites or personal benefits provided to the NEOs by the Company. Components of All Other Compensation in fiscal year 2025 are further described in a separate table below.

Fiscal Year 2025 Components of All Other Compensation

Benefits and Perquisites	Prashad ($)	Calmes ($)	Dyer ($)	Umstetter ($)	Caulder ($)	McIntyre ($)	Childers ($)
Company car (1)	44,001	27,084	33,726	26,486	33,254	30,766	25,469
Company contributions to 401(k) Plan	7,576	10,934	7,154	10,566	9,805	9,805	8,308
Term life insurance premiums	1,853	1,817	4,555	1,336	1,654	1,654	1,991
Total	53,430	39,835	45,435	38,388	44,713	42,225	35,768
(1)Includes the aggregate incremental cost for use of a Company-owned car (i.e., the annual lease value, fuel, maintenance, taxes, and insurance related to usage).
Prashad Employment Agreement
On April 1, 2019, the Company entered into an employment agreement with Mr. Prashad. The employment agreement has an initial three-year term commencing on October 15, 2018, after which it automatically renews for successive one-year terms unless either party provides notice of intent to terminate at least 90 days prior to expiration of the then current term. Under the employment agreement, Mr. Prashad is entitled to an annual base salary of $840,000, subject to any adjustments approved by the Compensation and Stock Option Committee. His annual base salary may not be reduced below $420,000. Under the employment agreement, Mr. Prashad is generally eligible to participate in the Company’s long-term incentive compensation plans established by the Compensation and Stock Option Committee from time to time. The employment agreement requires the Company to provide long-term disability insurance that will provide disability benefits equal to $252,000. Under the employment agreement, the Company provides Mr. Prashad with an automobile (including maintenance, insurance, and fuel) at the Company's expense, and he is eligible to participate in other compensation and benefits programs and arrangements for which salaried employees of the Company are generally eligible.
Calmes Employment Agreement
On April 1, 2019, the Company entered into an employment agreement with Mr. Calmes. The employment agreement has an initial three-year term commencing on October 15, 2018, after which it automatically renews for successive one-year terms unless either party provides notice of intent to terminate at least 90 days prior to expiration of the then current term.
Mr. Calmes’ employment agreement is substantially similar to Mr. Prashad’s employment agreement with respect to compensation and benefits except that Mr. Calmes’ (a) base salary was initially $481,853; (b) annual base salary may not be reduced below $267,696; and (c) disability benefits equal $267,696.
Dyer Employment Agreement
On April 1, 2019, the Company entered into an employment agreement with Mr. Dyer. The employment agreement has an initial three-year term commencing on October 15, 2018, after which it automatically renews for successive one-year terms unless either party provides notice of intent to terminate at least 90 days prior to expiration of the then current term.
Mr. Dyer’s employment agreement is substantially similar to Mr. Prashad’s employment agreement with respect to compensation and benefits except that Mr. Dyer’s (a) base salary was initially $471,744; (b) annual base salary may not be reduced below $262,080; and (c) disability benefits equal $262,080.
Umstetter Employment Agreement
On April 1, 2019, the Company entered into an employment agreement with Mr. Umstetter. The employment agreement has an initial three-year term commencing on April 1, 2019, after which it automatically renews for successive one-year terms unless either party provides notice of intent to terminate at least 90 days prior to expiration of the then current term.

Mr. Umstetter’s employment agreement is substantially similar to Mr. Prashad’s employment agreement with respect to compensation and benefits except that Mr. Umstetter’s (a) base salary was initially $350,000; (b) annual base salary may not be reduced below $250,000; and (c) disability and severance benefits and change in control payment equal $250,000.
Outstanding Equity Awards at Fiscal 2025 Year-End Table
The following table includes certain information with respect to the value at March 31, 2025 of all unvested restricted shares previously awarded to the NEOs. As discussed in the Compensation Discussion and Analysis above, the Performance Options were forfeited as of March 31, 2025. None of the NEOs held any outstanding options at March 31, 2025.

		Stock Awards
Name	Plan	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)		Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
R. Chad Prashad	2017 Plan	11,644	1,473,548	(2)	—	—

John L. Calmes	2017 Plan	6,718	850,163	(2)	—	—

D. Clinton Dyer	2017 Plan	6,718	850,163	(2)	—	—

Luke J. Umstetter	2017 Plan	4,478	566,691	(2)	—	—

A. Lindsay Caulder	2017 Plan	2,687	340,040	(2)	—	—

Scott McIntyre	2017 Plan	2,687	340,040	(2)	—	—

Jason E. Childers	2017 Plan	2,687	340,040	(2)	—	—
(1)These amounts are based on the market value of the Company’s common stock at the close of business on March 31, 2025, which was $126.55.
(2)The Restricted Stock shares will fully vest on December 18, 2025. See "Compensation Discussion and Analysis - Long-Term Incentive Compensation - Long-Term Incentive Program" for additional information regarding Restricted Stock.
2025 Option Exercises and Stock Vested Table
The following table includes certain information regarding amounts realized by the NEOs on account of the vesting of restricted stock during the fiscal year ended March 31, 2025. There were no amounts realized by the NEOs on account of the exercise of stock options during the fiscal year ended March 31, 2025.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
R. Chad Prashad	35,464	$4,515,046
John L. Calmes, Jr.	20,460	$2,604,834
D. Clinton Dyer	20,460	$2,604,834
Luke J. Umstetter	13,640	$1,736,556
A. Lindsay Caulder	8,184	$1,041,934
Scott McIntyre	8,184	$1,041,934
Jason E. Childers	8,184	$1,041,934

2025 Pension Benefits Table
The table below sets forth information regarding NEO benefits under the Company’s 2005 SIP described above under “Compensation Discussion and Analysis - Executive Compensation Program ‑ Post‑Employment Compensation.”

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($) (1)	Present Value of Accumulated Benefit at Death ($) (2)	Payments During Last Fiscal Year ($)
R. Chad Prashad	2005 SIP	10	648,584	1,945,752	—
John L. Calmes, Jr.	2005 SIP	11	481,242	1,356,228	—
D. Clinton Dyer	2005 SIP	22	776,139	1,270,045	—
Luke J. Umstetter (3)	—	—	—	—	—
A. Lindsay Caulder (3)	—	—	—	—	—
Scott McIntyre (3)	—	—	—	—	—
Jason E. Childers (3)	—	—	—	—	—
(1)Based on the assumptions disclosed in Note 12 in the Notes to Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K for the year ended March 31, 2025.
(2)Present value of 2005 SIP benefits payable at death was calculated as 45% of the executive’s adjusted base salary as of March 31, 2025 for 15 years assuming a 6% interest rate.
(3)Mr. Umstetter, Ms. Caulder, Mr. McIntyre and Mr. Childers do not participate in the Company’s 2005 SIP or any other pension benefit program.
The Company maintains the World Acceptance Corporation 2005 Supplemental Income Plan (the “2005 SIP”). Based on the CEO’s recommendations, the Compensation and Stock Option Committee approves the key executives who participate in the plan. The 2005 SIP is an unfunded plan, which means there are no specific assets set aside by the Company to fund its obligations under the plan. The participating executives have no rights under the plan beyond those of a general creditor of the Company.
•Generally, if a participant terminates employment after reaching normal retirement age (age 65), the participant is entitled to receive a monthly benefit equal to 45% of his base salary at the time of his retirement for a period of 15 years.
•A participant is eligible for an early retirement benefit if the participant terminates employment after reaching age 57, provided that he has participated in the plan for at least eight years. The early retirement benefit is a pro-rated portion of the normal retirement benefit, based on the days of service the participant has accrued at his early retirement date compared to the days of service that he would have accrued if he had continued employment until normal retirement age.
•If a participant dies while still employed by the Company or while receiving Company-sponsored long-term disability benefits, the participant is eligible to receive the normal retirement benefit regardless of age.
•If the Company terminates a participant (other than for malfeasance, dishonesty, or similar wrongdoing) or the participant terminates employment due to disability, the participant will receive a normal or early retirement benefit (depending on whether termination occurs before or after normal retirement age), as the age 57 and eight years of participation requirements for early retirement benefits do not apply in such circumstances.
•If a participant voluntarily terminates employment before qualifying for early or normal retirement or if the participant is terminated due to malfeasance, dishonesty, or other similar wrongdoing, the participant is not entitled to any benefits under the plan.
In connection with the termination of the short-term annual bonus plan and corresponding base salary adjustments that took effect as of April 1, 2019, the Company approved the First Amendment (the “Amendment”) to the 2005

SIP. The Amendment provides that the base salaries of the Named Executive Officers shall be adjusted by a salary adjustment factor to determine the Named Executive Officers’ benefits under the 2005 SIP. The salary adjustment factor for each of the Named Executive Officers that is a participant in the 2005 SIP is below:

R. Chad Prashad	0.50
John L. Calmes, Jr.	0.56
D. Clinton Dyer	0.56
The Company determined that the base salary used to determine benefits under the 2005 SIP should not be based on the adjusted fiscal 2019 base salaries. The Company believes that the revisions to incorporate the salary adjustment factor will decrease the named executive officer’s benefit under the 2005 SIP, which should cause the benefit to be more consistent with historical amounts.
Summary of Benefits Provided under Employment Agreements. The Named Executive Officers with employment agreements are entitled to certain benefits in connection with certain terminations of employment and/or a change in control, as summarized below.
Mr. Prashad.
•If the Company terminates Mr. Prashad’s employment without cause or if Mr. Prashad terminates his employment for “good reason,” (a) he will receive payment for his accrued base salary, vacation pay, and expenses, as well as any vested benefits due under any Company benefit plans or programs ("accrued compensation") through the termination date; (b) he will receive severance pay in an amount equal to $1,260,000; (c) the following awards will vest as of his termination date (or the date of Committee certification in the case of (iii) below): (i) stock options and other equity incentive awards (excluding awards granted under the Long-Term Incentive Program) with purely time-based vesting; (ii) awards granted under the Long-Term Incentive Program with purely time-based vesting that are scheduled to vest within the LTIP Year (as defined in his employment agreement) in which termination of employment occurs; and (iii) the pro-rata portion (based upon the time period from October 1, 2018 until the termination date) of his purely performance-based awards granted under the Long-Term Incentive Program that are scheduled to vest within 180 days after the date of termination and for which the Compensation and Stock Option Committee certifies that the applicable performance metrics were achieved within such 180-day period; and (d) he will receive a lump sum payment equal to the total premiums he would be expected to pay for eighteen (18) months of COBRA coverage. Stock options (both time-based and performance-based) that are vested on Mr. Prashad’s termination date will be exercisable for one year following the termination date, or until their expiration date if shorter; however, any purely performance-based stock options that vested during the 180-days following termination as described in (iii) above will be exercisable for 18 months following the date of Mr. Prashad’s termination.
•If the Company terminates Mr. Prashad’s employment for cause or he terminates his employment without good reason (including by giving notice that he will not extend the term of the employment agreement), he will only receive his accrued compensation through the termination date.
•If Mr. Prashad’s employment is terminated by the Company without cause or by Mr. Prashad with good reason within two (2) years following a change in control of the Company (as defined in the employment agreement), the Company will make a lump sum payment to Mr. Prashad equal to the sum of (a) his accrued compensation prior to termination; (b) an amount equal to the total premiums he would be expected to pay for eighteen (18) months of COBRA coverage; and (c) an amount equal to $1,260,000. In addition, his stock options and other incentive awards will vest in accordance with the terms of the applicable plans and award documents; provided that all vested stock options will be exercisable for a period of one year (or until the end of the original option term, if shorter).
•If Mr. Prashad’s employment is terminated due to his disability, the Company will pay him $420,000 over a period of 24 months but only at such times as he is not receiving benefits under the disability insurance provided by the Company. In addition, he will be entitled to receive his accrued compensation through the date of termination.

•If Mr. Prashad’s employment is terminated due to his death, the Company will be obligated to pay his estate his accrued compensation through the date of termination.
Under the employment agreement, “cause” generally means Mr. Prashad’s (a) gross misconduct or gross neglect in respect of his duties for the Company; (b) conviction of (or plea of nolo contendere to) a felony or of a misdemeanor where active imprisonment is imposed; (c) knowing and intentional failure to comply with applicable laws with respect to the execution of the Company’s business operations; (d) falsification of Company records or engaging in theft, fraud, embezzlement, dishonesty, or other conduct that has resulted or is likely to result in material damage to the Company’s or any of its affiliates’ business or reputation; (e) failure to comply with reasonable written directives of the Board, which is not remedied within thirty (30) days after receipt of written notice specifying such failure; (f) the willful and material violation of the Company’s policies, including its Code of Ethics; and (g) the willful failure to reasonably cooperate with any investigation authorized by the Board, which failure would reasonably be expected to have a material adverse effect on the Company.
Under the employment agreement, “good reason” generally means: (a) a reduction in Mr. Prashad’s base salary below $420,000; (b) a material diminution in his authority, duties or responsibilities; (c) a material diminution in the budget over which he retains authority; (d) requiring him to relocate his principal place of employment more than thirty-five (35) miles from the Company’s present headquarters; (e) a material breach of the agreement by the Company; or (f) the failure of the Company to renew the agreement.
Under the employment agreement, “change in control” generally means any of the following events:
(a) The consummation of (i) a merger, share exchange, or similar transaction involving the Company or any subsidiary, but only if Company voting securities are issued or issuable; or (ii) the sale or other disposition of all or substantially all of the assets of the Company, unless, in either case, immediately after the transaction (A) the beneficial owners of the Company’s voting securities continue to own more than seventy percent (70%) of the voting power of the voting securities of the surviving company in substantially the same proportions as their ownership of the Company’s voting securities prior to the transaction; (B) no person (excluding any employee benefit plan sponsored by the surviving company or any company controlled by the surviving company) owns thirty-five percent (35%) or more of the combined voting power of the voting securities of the surviving company; and (C) at least a majority of the members of the board of directors of the surviving company are Incumbent Directors (as defined below);
(b) The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company, unless such liquidation or dissolution is part of a sale of the Company’s assets that does not constitute a change in control;
(c) if (i) any person acquires ownership of, or voting control over, twenty percent (20%) or more of the Company’s outstanding stock, in a single transaction or in a series of transactions occurring within a 12-month period (an “Acquiring Person”); provided that no person may become an Acquiring Person on account of: (A) any acquisition of stock by the Company or any subsidiary; (B) any acquisition of stock by an underwriter temporarily holding such securities pursuant to a securities offering; (C) any acquisition of stock by any employee benefit plan sponsored by the Company or any subsidiary; and (D) any acquisition of stock related to a merger, share exchange, or similar transaction that that does not otherwise constitute a change in control; and (ii) a majority of the members of the Board of Directors are or become individuals who are (A) the Acquiring Person; (B) affiliates of the Acquiring Person; and/or (C) individuals whose initial assumption of office as a director occurs as a result of (I) an actual or threatened election contest or solicitation of proxies by or on behalf of the Acquiring Person or (II) the recommendation or request of the Acquiring Person or any member of the Board who is an affiliate of the Acquiring Person; or
(d) During any period of twenty-four (24) consecutive months, individuals who were members of the Board of Directors at the beginning of such period (the “Incumbent Directors”) at any time during such period cease to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director during such period whose appointment, election or nomination was approved by a vote of at least a majority of the existing Incumbent Directors shall be considered as an Incumbent Director (excluding, however, any such individual who became a director as a result of an actual or threatened election contest or solicitation of proxies by or on behalf of a person other than the Board of Directors).

The employment agreement requires Mr. Prashad to execute a release of legal claims against the Company in order to receive any of the severance benefits provided by the agreement. The employment agreement also restricts Mr. Prashad from engaging in certain acts of competition with the Company and from soliciting the Company’s employees or inducing them to leave their employment with the Company during the term of the employment agreement and for a period of two years after the termination of his employment. He has also agreed to confidentiality and non-disparagement obligations that the Company believes are customary. Further, the employment agreement contains clawback and forfeiture provisions, which are in addition to any rights available to the Company included in the Company’s recently adopted clawback policy or similar provisions that may apply under applicable laws, rules or regulations.
Calmes Employment Agreement. Mr. Calmes’ employment agreement is substantially similar to Mr. Prashad’s employment agreement with respect to post-termination benefits except that Mr. Calmes’ (a) disability benefits equal $267,696; and (b) severance benefits and change in control payment equal $550,000.
Dyer Employment Agreement. Mr. Dyer’s employment agreement is substantially similar to Mr. Prashad’s employment agreement with respect to post-termination benefits except that Mr. Dyer’s (a) disability benefits equal $262,080; and (b) severance benefits and change in control payment equal $550,000.
Umstetter Employment Agreement. Mr. Umstetter’s employment agreement is substantially similar to Mr. Prashad’s employment agreement with respect to post-termination benefits except that Mr. Umstetter’s disability and severance benefits and change in control payment equal $250,000.
Quantification of Amounts Payable. The following tables describe the potential payments and benefits that would have been payable to our NEOs under our existing plans and agreements, assuming the occurrence of certain events, in each case, on March 31, 2025. The amounts shown in the tables do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms, or operation in favor of the NEOs. Because the disclosures in the following tables assume the occurrence of certain events as of a particular date and under a particular set of circumstances (and therefore make a number of important assumptions), the actual amount to be paid to each of our NEOs may vary significantly from the amounts included in the table. Note that the tables exclude unpaid salary accrued through the termination date and reimbursement of any unpaid business expenses.
Severance Benefits
As of March 31, 2025, Messrs. Prashad, Calmes, Dyer, and Umstetter were entitled to severance benefits pursuant to their employment agreements in the event that they are terminated without cause or constructively discharged, as summarized above. The following table provides estimates of the amounts payable to Messrs. Prashad, Calmes, Dyer, and Umstetter assuming each had been terminated without cause or constructively discharged on March 31, 2025. Note that the table excludes unpaid salary accrued through the termination date and reimbursement of any unpaid business expenses. Finally, Messrs. Prashad, Calmes, and Dyer are entitled to benefits under the 2005 SIP if they are terminated prior to death or retirement (other than for malfeasance, dishonesty or similar wrongdoing) as described above under “Compensation Discussion and Analysis - Executive Compensation Program - Post-Employment Compensation.” The value of such 2005 SIP benefits is included in the foregoing section (“2025 Pension Benefits Table”) and therefore is not included in the table below.

Name	Salary Continuation ($)	Benefits Continuation ($) (1)	Benefits from Accelerated Equity Vesting ($) (2)	Total ($)
R. Chad Prashad	1,260,000	12,713	1,473,548	2,746,261
John L. Calmes, Jr.	550,000	30,171	850,163	1,430,334
D. Clinton Dyer	550,000	34,492	850,163	1,434,655
Luke J. Umstetter	250,000	22,995	566,691	839,686
(1)The benefits continuation payment represents 18 months of COBRA premiums for Messrs. Prashad, Calmes, and Dyer and 12 months of COBRA premiums for Mr. Umstetter.

(2)Reflects the value (based on the Company’s closing stock price on March 31, 2025 of $126.55 or in the case of options, the excess of such closing stock price over the exercise price) of unvested stock options and restricted stock, excluding stock options and restricted stock forfeited on March 31, 2025, that become vested upon a termination without cause or constructive discharge.
Death Benefits
Certain benefits become due upon the death of a NEO, primarily life insurance benefits, benefits under the Company’s 2005 SIP and vesting of stock awards. The following table shows the death benefits that would have been due in the event that the respective NEO had died on March 31, 2025.

Name	Life Insurance Proceeds ($) (1)	Present Value of 2005 SIP Benefits ($) (2)	Benefits from Accelerated Equity Vesting ($) (3)	Total ($)
R. Chad Prashad	500,000	1,945,752	1,473,548	3,919,300
John L. Calmes, Jr.	500,000	1,356,228	850,163	2,706,391
D. Clinton Dyer	500,000	1,270,045	850,163	2,620,208
Luke J. Umstetter	500,000	—	566,691	1,066,691
A. Lindsay Caulder	500,000	—	340,040	840,040
Scott McIntyre	500,000	—	340,040	840,040
Jason E. Childers	500,000	—	340,040	840,040
(1)Life insurance proceeds represent two times the NEO's base salary, not to exceed $500,000.
(2)Present value of the 2005 SIP benefits payable at death was calculated as 45% of the executive’s adjusted base salary for 15 years, assuming a 6% interest rate.
(3)Reflects the value (based on the Company’s closing stock price on March 31, 2025 of 126.55 or in the case of options, the excess of such closing stock price over the exercise price) of unvested stock options and restricted stock, excluding stock options and restricted stock forfeited on March 31, 2025, that become vested upon death.
Disability Benefits
In the event that an NEO suffers a disability, the Company will continue to pay certain NEO's salary for a period of 90 days. After 90 days, the Company may terminate the NEO's employment, at which time the NEO would be eligible for long-term disability benefits. In addition, an NEO terminating employment due to disability may be eligible for benefits under the 2005 SIP. The following table sets forth the amounts that would have been payable to our NEOs had they terminated employment due to disability on March 31, 2025.

Name	Salary Continuation ($) (1)	Disability Severance ($) (2)	Long-Term Disability Pay ($) (3)	Present Value of 2005 SIP Benefits ($) (4)	Total ($)
R. Chad Prashad	222,600	197,400	3,216,547	539,956	4,176,503
John L. Calmes, Jr.	138,533	129,163	2,135,562	422,878	2,826,136
D. Clinton Dyer	129,730	132,350	1,543,522	595,447	2,401,049
Luke J. Umstetter	96,250	153,750	333,000	—	583,000
A. Lindsay Caulder	—	—	319,662	—	319,662
Scott McIntyre	—	—	319,662	—	319,662
Jason E. Childers	—	—	319,662	—	319,662
(1)Represents three months of the NEO's base salary as of March 31, 2025.
(2)Pursuant to the NEOs' employment agreements, disability severance is paid over a period of 24 months from date of termination for Messrs. Prashad, Calmes, Umstetter and Dyer, but only at such times as no other benefits are being received under the disability insurance provided by the Company.

(3)Long-term disability pay for Messrs. Prashad, Calmes, and Dyer was calculated as the present value (assumes a 6% interest rate) of 60% of the executive’s adjusted base salary as of March 31, 2025, paid for the period from the date of termination until the executive reaches age 65 as a result of treatment under the aforementioned 2005 SIP. The other NEOs listed are not participants under the 2005 SIP and receive 60% of their respective base salary for 18 months, up to $18,500 per month.
(4)Present value of the 2005 SIP benefits payable upon disability was calculated as 45% of the executive’s adjusted base salary for 15 years, assuming a 6% interest rate.
Change in Control Benefits
Named Executive Officers with employment agreements are entitled to certain benefits if they are terminated in connection with a change in control as described above. In addition, under the terms of certain outstanding stock option and restricted stock awards held by NEOs, those awards will fully vest upon a change in control, regardless of whether an NEO’s employment is terminated. Under the terms of the stock options and restricted stock awards granted under the 2017 Plan or in connection with the Company’s Long-Term Incentive Program, the NEO’s employment must be terminated within two years following a change in control in order to trigger vesting of such awards. The definition of change in control under the terms of the outstanding restricted stock awards held by NEOs is the same as the definition used in Mr. Prashad’s employment agreement. The definition of change in control for stock options awarded under the 2011 Plan is substantially similar, except that (a) in the case of a merger or asset sale, the exclusion for certain transactions requires that no person own more than 30% (rather than 35%) of the surviving entity; and (b) the change in control event relating to acquisition of stock requires acquisition of 30% or more of the Company’s outstanding stock (rather than 20%) but does not require that a majority of the Board of Directors be controlled by the acquiring person or its affiliates. Under the 2008 Plan, change in control is generally defined as any of the following:
(i)acquisition by a person of ownership of, or voting control over, twenty-five percent (25%) or more of the Company’s outstanding stock;
(ii)shareholder approval of (a) a definitive agreement to merge the Company with another company in which the Company is not the surviving company or pursuant to which any shares of stock of the Company would be converted into cash, securities or other property of another corporation, other than a merger or consolidation of the Company in which the shareholders of the Company continue to own at least seventy-five percent (75%) of the stock or voting securities of the surviving company, in, the same proportions as they owned Company stock; (b) a definitive agreement to sell or otherwise dispose of all or substantially all the assets of the Company; or (c) a plan of complete liquidation or winding up of the Company;
(iii)a change in a majority of the Board of Directors within a 12-month period unless the nomination of each new director was approved by the vote of two-thirds of the members of the Board of Directors (or board nominating committee, if any) then still in office who were in office at the beginning of the 12-month period; or
(iv)any other event which the Board of Directors determines should constitute a change in control.
The table below shows the benefits that would have been due to the NEOs had their employment been terminated in connection with a change in control as of March 31, 2025.

Name	Salary Continuation ($)	Benefits Continuation ($) (1)	Benefits from Accelerated Equity Vesting ($) (2)	Total ($)
R. Chad Prashad	1,260,000	12,713	1,473,548	2,746,261
John L. Calmes, Jr.	550,000	30,171	850,163	1,430,334
D. Clinton Dyer	550,000	34,492	850,163	1,434,655
Luke J. Umstetter	250,000	22,995	566,691	839,686
A. Lindsay Caulder	—	—	340,040	340,040
Scott McIntyre	—	—	340,040	340,040
Jason E. Childers	—	—	340,040	340,040
(1)    The benefits continuation payment represents 18 months of COBRA premiums for Prashad, Calmes, and Dyer and 12 months of COBRA premiums for Mr. Umstetter.
(2)    Reflects the value (based on the Company’s closing stock price on March 31, 2025 of $126.55 or in the case of options, the excess of such closing stock price over the exercise price) of unvested stock options and restricted stock, excluding stock options and restricted stock forfeited on March 31, 2025, that become vested upon a change in control, in the case of awards granted under the 2011 Plan or upon a termination without cause or constructive discharge within two years following a change in control, in the case of awards granted under the 2017 Plan or in connection with the Company’s Long-Term Incentive Program

CEO PAY RATIO
2025 Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our median employee and the annual total compensation of our President and Chief Executive Officer. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
For fiscal 2025:
•the median of the annual total compensation of all employees of our company (other than our CEO) was $42,718; and
•total compensation of our CEO was $2,276,080.
Based on the above information, for fiscal year 2025, the ratio of the median of the annual total compensation of all employees to the annual total compensation of our CEO was 53 to 1.
The SEC rules for identifying the median of the annual total compensation of our employees and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions that reflect their employee populations and compensation practices, therefore, the pay ratio reported by other companies may not be comparable to our pay ratio, as other companies have different employee populations and compensation practices, and may utilize different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.
Pay Ratio Calculation
We believe there has been no significant change to our employee population, employee compensation arrangements, or the circumstances of the median employee since the employee was first identified last year that would result in a significant change to our pay ratio. Accordingly, as permitted under SEC rules, we are using the same median employee identified for purposes of last year’s CEO pay ratio. As described in our proxy statement filed in 2024, in order to identify the median of the annual total compensation of all of our employees, as well as to determine the annual total compensation of our median employees and our CEO, we took the following steps.

•First, we selected March 31, 2023 as the date on which we would identify the “median employee” of our Company because it is the last day of our fiscal year and would provide a fair representation of our employee population. We determined that, as of March 31, 2023, our employee population consisted of approximately 2,093 individuals that had been employed over the prior 12 months. This population consisted of our full-time, part-time, and temporary employees.
•Next, to identify the “median employee” from our employee population, we reviewed total gross compensation per employee from our payroll records for the 12-month period ending on March 31, 2023.
◦Our original median employee identified in 2023 has since terminated employment with the Company. Accordingly, in accordance with SEC rules, we replaced the original median employee with another employee who has substantially similar compensation as the original median employee based on the compensation measure used to select the original median employee. There were no other significant changes that would impact the Company's employee population, demographics or compensation arrangements.
•We determined that total gross compensation per employee from our payroll records is a consistently applied compensation measure which would provide a reasonable picture of the annual compensation of our employees.
•We calculated such median employee’s compensation for fiscal year 2025 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. With respect to the annual total compensation of our CEO, we used the total compensation reported in the "2025 Summary Compensation Table."
PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” and certain financial performance of the Company.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid for PEO(1)(3)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(2)	Average Compensation Actually Paid for Non-PEO Named Executive Officers(2)(3)	Value of Initial Fixed $100 Investment Based on:		Net Income	EPS
					Company TSR	Peer Group TSR(4)
2025	$2,276,080	$(6,797,172)	$938,728	$(2,434,661)	231.73	235.08	89,741,398	16.30
2024	$965,737	$7,274,546	$427,762	$2,773,345	265.48	195.62	77,345,227	13.19
2023	$956,588	$(12,833,581)	$422,206	$(4,820,535)	152.52	145.88	21,231,990	3.60
2022	$933,966	$9,945,093	$415,437	$3,760,244	351.29	167.55	53,919,837	8.47
2021	$938,071	$11,889,842	$476,344	$4,602,519	237.61	120.99	88,282,828	13.23

PEO NEO CAP
Year	Summary Compensation Table Total for PEO(1)	Less: RSA Grant in SCT	Add: Year-End Value of Unvested Equity Awards Granted in Year	Add: Change in Value of Unvested Equity Awards Granted in Prior Years that Vested During Year	Add: Change in Year-End Value of Unvested Equity Awards Granted in Prior Years	Add: Vesting Date Value of Equity Awards Granted and Vested During Year	Total Compensation Actually Paid(1)(3)
2025	$2,276,080	$1,299,936	$1,473,548	$(626,525)	$(8,620,339)	$—	$(6,797,172)
2024	$965,737	$—	$—	$557,700	$5,751,109	$—	$7,274,546
2023	$956,588	$—	$—	$(1,134,510)	$(12,655,659)	$—	$(12,833,581)
2022	$933,966	$—	$—	$973,765	$8,037,362	$—	$9,945,093
2021	$938,071	$—	$—	$750,858	$10,200,913	$—	$11,889,842

Non-PEO NEO CAP
Year	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(2)	Less: RSA Grant in SCT	Add: Year-End Value of Unvested Equity Awards Granted in Year	Add: Change in Value of Unvested Equity Awards Granted in Prior Years that Vested During Year	Add: Change in Year-End Value of Unvested Equity Awards Granted in Prior Years	Add: Vesting Date Value of Equity Awards Granted and Vested During Year	Average Total Compensation Actually Paid(2)(3)
2025	$938,728	$483,308	$547,856	$(232,939)	$(3,204,998)	$—	$(2,434,661)
2024	$427,762	$—	$—	$207,350	$2,138,233	$—	$2,773,345
2023	$422,206	$—	$—	$(421,805)	$(4,820,936)	$—	$(4,820,535)
2022	$415,437	$—	$—	$326,690	$3,018,117	$—	$3,760,244
2021	$476,344	$72,279	$—	$278,203	$3,847,972	$72,279	$4,602,519

(1)The principal executive officer (the “PEO”) for each of 2025, 2024, 2023, 2022 and 2021 is Mr. Prashad.
(2)The non-PEO named executive officers (the “Non-PEO NEOs”) for each of fiscal years 2025, 2024, 2023 and 2022 include the following individuals: Messrs. John L. Calmes, Jr., D. Clinton Dyer, Luke J. Umstetter, S. McIntyre, and Jason E. Childers, and Ms. A. Lindsay Caulder. The non-PEO NEOs for fiscal year 2021 include the following individuals: Messrs. John L. Calmes, Jr., D. Clinton Dyer, and Luke J. Umstetter, and Ms. A. Lindsay Caulder.
(3)These dollar amounts represent the “compensation actually paid”, or “CAP”, to the PEO and the Non-PEO NEOs, respectively, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO or the Non-PEO NEOs, respectively, during the applicable year. To calculate CAP for the PEO and average CAP for the Non-PEO NEOs, the following amounts were deducted from and added to Summary Compensation Table total compensation:
(4)The peer group that we used for purposes of this disclosure is the Nasdaq Financial Index, the same index used for our performance graph disclosed in our Annual Report on Form 10-K for the year ended March 31, 2025.
*We omitted the tabular list of financial performance measures because, in 2025, we did not use any financial performance measures other than EPS to link executive compensation actually paid to company performance.
Relationship Between Compensation Actually Paid and Financial Performance Measures
The following describe the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above. In addition, the first graph below further illustrates the relationship between our company’s total shareholder return and that of the NASDAQ Financial Index. As noted above, “compensation actually paid” for purposes of the tabular disclosure and the following graphs were calculated in accordance with SEC rules and do not fully represent the actual final amount of compensation earned by or actually paid to our NEOs during the applicable years.
CAP versus TSR and Peer Group TSR

Example Total Return Performance
$15.00
$12.00
$9.00
$6.00
$3.00
$—
$(3.00)
$(6.00)
$(9.00)
$(12.00)
$(15.00)
Comparison Actually Paid (in millions)
$390
$360
$330
$300
$270
$240
$210
$180
$150
$120
$90
$60
$30
$—
Total Share Return (value of initial $100 investment)
$11.89
$4.60
$9.95
$3.76
$(12.83)
$(4.82)
$7.27
$2.77
$(6.80)
$(2.43)
2021
2022
2023
2024
2025
Fiscal Year Ended March 31,
CEO
Average of Non-CEO NEOs
Nasdaq Financial Index
World Acceptance Corporation

CAP versus Net Income

Compensation Actually Paid and Net Income
Compensation Actually Paid (in millions)
Net Income (in thousands)
$15.00
$12.00
$9.00
$6.00
$3.00
$—
$(3.00)
$(6.00)
$(9.00)
$(12.00)
$(15.00)
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$—
$11.89
$4.60
$9.95
$3.76
$(12.83)
$(4.82)
$7.27
$2.77
$(6.80)
$(2.43)
2021
2022
2023
2024
2025
Fiscal Year Ended March 31,
CEO
Average of Non-CEO NEOs
Net Income

CAP versus EPS

Compensation Actually Paid and Earnings Per Share
$15.00
$12.00
$9.00
$6.00
$3.00
$—
$(3.00)
$(6.00)
$(9.00)
$(12.00)
$(15.00)
Compensation Actually Paid (in millions)
20.00
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
—
Earnings Per Share
$11.89
$4.60
$9.95
$3.76
$(12.83)
$(4.82)
$7.27
$2.77
(6.80)
(2.43)
2021
2022
2023
2024
2025
Fiscal Year Ended March 31,
CEO
Average of Non-CEO NEOs
EPS

DIRECTOR COMPENSATION
The following table summarizes the compensation the Company paid to non-employee members of the Board of Directors for the fiscal year ended March 31, 2025:

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Option Awards ($) (2)	All Other Compensation ($)	Total ($)
Ken R. Bramlett Jr.	105,000	120,013	—	—	225,013
Scott J. Vassalluzzo	94,500	—	—	—	94,500
Charles D. Way	105,000	120,013	—	—	225,013
Darrell E. Whitaker	84,000	120,013	—	—	204,013
Elizabeth R. Neuhoff	84,000	120,013	—	—	204,013
Benjamin E. Robinson III	84,000	120,013	—	—	204,013
(1)For fiscal year 2025, each non-employee director was paid a quarterly retainer of $20,000 during the first half of the year and $22,000 during the second half of the year along with any additional retainer amounts for Chairman of the Audit and Compliance Committee ($5,000 during the first half of the year and $5,500 during the second half of the year) and Chairman of the Board or other Committee Chairs ($2,500 during the first half of the year and $2,750 during the second half of the year). No additional fees were paid for attendance at meetings.
(2)The amounts in these columns reflect the aggregate grant date fair value determined in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 12 in the Notes to Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K for the year ended March 31, 2025. The table below sets forth the total number of shares subject to stock awards and option awards outstanding as of March 31, 2025 held by non-employee directors.

Name	Stock Awards	Option Awards
Ken R. Bramlett Jr.	1,075	6,000
Scott J. Vassalluzzo	—	—
Charles D. Way	1,075	6,000
Darrell E. Whitaker	1,075	6,000
Elizabeth R. Neuhoff	1,075	2,031
Benjamin E. Robinson III	1,075	2,031
The Company pays its non-employee directors quarterly retainer fees. No additional fees are currently paid for meeting attendance. For the year ended March 31, 2025, the non-employee director compensation program was comprised of the following:
•Each non-employee director received a quarterly retainer of $20,000, which increased to $22,000 effective October 1, 2024.
•The Chairman of the Board received an additional quarterly retainer of $2,500, which increased to $2,750 effective October 1, 2024.
•Each Committee Chair received an additional retainer, as follows:
◦Audit and Compliance: $5,000 quarterly, which increased to $5,500 effective October 1, 2024.
◦Compensation and Stock Option: $2,500 quarterly, which increased to $2,750 effective October 1, 2024
◦Nominating and Corporate Governance: $2,500 quarterly, which increased to $2,750 effective October 1, 2024
•Each non-employee director, with the exception of Mr. Vassalluzzo, received a grant of 1,075 shares of restricted stock on December 18, 2024.
The Company offers a deferred fee plan for its non-employee directors under which participating directors may defer any or all of their retainer and meeting fees for specified time periods. The deferred fee plan is non-qualified for tax purposes. Deferred fees under the plan earn interest at the prime rate or, at each participating director’s option, a return based on the Company’s stock price performance over time. During fiscal 2025, none of the directors elected to defer any fees under this plan. The deferred fee plan does not provide for above-market or preferential earnings on deferred amounts. All directors are reimbursed for ordinary and necessary out-of-pocket expenses incurred in attending meetings of the Board of Directors and its committees.
Non-employee directors are also eligible to receive grants of non-qualified stock options and/or restricted stock under the Company’s 2011 Plan and/or various equity award grants under the Company’s 2017 Plan.

PROPOSAL 2 - APPROVAL, ON AN ADVISORY
BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are asking shareholders to vote, on an advisory (non-binding) basis, to approve the compensation of our Named Executive Officers as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our executive compensation program. Our most recent vote concerning the frequency of the say-on-pay vote was at our 2023 annual meeting of shareholders. Taking into consideration those voting results, we determined that we will hold an annual advisory vote to approve the compensation of our Named Executive Officers until the next required advisory vote on the frequency of such votes (which will take place at our 2029 annual meeting of shareholders).
The Company’s compensation policies and programs are designed to attract and retain experienced and highly-qualified executives critical to our long-term success and to reward performance that is aligned with shareholder interests. The Board believes that our compensation policies and programs achieve those objectives. We encourage you to closely review the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement for more information on our Named Executive Officers’ compensation.
Compensation Highlights
The following highlights of our executive compensation program exemplify our long-standing commitment to sound compensation practices:
•Awards of long-term equity incentives, in the form of performance-based stock awards, stock options, restricted stock awards and restricted stock units, directly align the interests of our NEOs with those of shareholders.
•Linking the personal financial interests of our NEOs to the Company’s long-term performance discourages excessive risk-taking and encourages behavior that supports sustainable shareholder value creation.
We seek to engage in responsible compensation and governance practices that incorporate industry best standards and promote the interest of our shareholders. These practices include:
•Hiring and retaining top talent through competitive pay and benefits;
•Aligning NEO compensation with shareholders' interests;
•Maintaining a compensation clawback policy; and
•Maintaining an independent compensation committee that complies with SEC and NASDAQ public company independence requirements and Rule 16b-3 “non-employee director” requirements (to the extent required by applicable law and rules) and includes individuals with public company compensation committee experience.
The Board recommends that our shareholders vote FOR the following resolution:
“RESOLVED, that the compensation paid to the Company’s Named Executive Officers as disclosed in this Proxy Statement pursuant to the compensation disclosure requirements of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, and the related narrative discussion provided herein, is hereby approved.”
Although this say-on-pay vote is advisory and, therefore, will not be binding on the Company, the Compensation and Stock Option Committee and the Board value the opinions of the Company’s shareholders. Accordingly, to the extent that there is a significant vote against the compensation of the Named Executive Officers, the Board will consider the shareholders’ concerns, and the Compensation and Stock Option Committee and the Board will evaluate what actions may be necessary or appropriate to address those concerns.
Required Vote and Recommendation

The affirmative vote of a majority of the shares voted on this proposal by the shareholders entitled to vote at the Annual Meeting is required to approve, on an advisory (non-binding) basis, the say-on-pay resolution supporting the compensation of our Named Executive Officers as described in this Proxy Statement. You may vote “for” or “against” or “abstain” from voting with respect to this proposal. Abstentions and “broker non-votes,” if any, are not counted as shares voted and will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL 3 - APPROVAL OF THE WORLD ACCEPTANCE CORPORATION
2025 STOCK INCENTIVE PLAN

The Board is submitting the Company’s 2025 Stock Incentive Plan (the “2025 Plan”) to the shareholders for their approval. The Compensation and Stock Option Committee and the Board have approved the 2025 Plan, which will become effective on August 20, 2025, subject to shareholder approval. We may continue to make awards under the 2017 Plan, subject to the limits thereunder, including, but not limited to, its expiration date of August 29, 2027.

The Board believes that adoption of the 2025 Plan is in the best interests of the Company because of the need to provide equity incentive awards to attract, retain, and motivate quality employees and directors, to remain competitive in the industry and to align participants’ interests with those of the Company’s other shareholders. For these reasons, the Board unanimously recommends a vote for the adoption of the 2025 Plan.

The principal provisions of the 2025 Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the 2025 Plan, a copy of which is attached to this Proxy Statement as Appendix A. Shareholders should refer to the 2025 Plan for more complete and detailed information about the 2025 Plan. An electronic copy of the 2025 Plan is also available free of charge as Appendix A to the electronic version of this Proxy Statement on the SEC’s website at www.sec.gov.

Our compensation practices include numerous features that the Board believes reflect responsible compensation and governance practices and serve the interests of our shareholders, including the features summarized below:

•Limitation on Shares Issued. The maximum number of shares of common stock that may be issued under the 2025 Plan is 400,000. See “Summary of the 2025 Plan Shares Subject to the 2025 Plan” below.

•Conservative Share Counting Provisions. The 2025 Plan does not allow shares to again be made available for issuance as awards under the plan if they are withheld from an award or delivered by a participant to satisfy tax withholding requirements for awards, not issued or delivered as a result of the net settlement of an outstanding award, withheld or delivered to pay the exercise price related to an outstanding award or repurchased on the open market with the proceeds of the purchase price for an award.

•Minimum Vesting and Award Practices. The 2025 Plan imposes a minimum vesting period of one year, subject to certain exceptions.

•No Dividends or Dividend Equivalents on Unvested Awards. Dividends and dividend equivalents, if any, on awards issued under the 2025 Plan will not be paid unless and until the underlying award (or portion thereof) has vested and/or been earned.

•No Option/SAR Repricing Without Shareholder Approval. Except in connection with certain Company transactions, the 2025 Plan prohibits the repricing of options or stock appreciation rights ("SARs") without shareholder approval.

This prohibition applies to (i) direct repricings (reducing the exercise price of an option or base price of a SAR), (ii) indirect repricings (exchanging an outstanding option or SAR that is underwater for cash or for a replacement equity award, including a replacement option or SAR with a lower exercise price or base price), (iii) the repurchase of options or SARs for value (if the current fair market value is lower than the exercise price or base price of the original options or SARs), and (iv) any other action that would be treated as a repricing under applicable stock exchange rules.

•Fair Market Value Options and SARs and Limit on Option and SAR Terms. Stock options and SARs must have an exercise price or base price, as applicable, equal to or greater than the fair market value of our common stock on the date of grant. In addition, the term of an option or SAR is limited to 10 years.

•Double Trigger Vesting on a Change in Control. The 2025 Plan generally provides that awards will vest upon a change in control of the Company only if (i) awards are not assumed, substituted or continued by the surviving company or (ii) even if such awards are assumed, substituted or continued by the surviving company, a participant’s employment is terminated by the Company without cause or by the participant for good reason within specified time periods related to the change in control.

•Prudent Change in Control Provisions. The 2025 Plan includes prudent change in control triggers such as requiring consummation (rather than shareholder approval) of significant merger or other transaction, a change in beneficial ownership of at least 30% or certain changes in a majority of the Board within a specified time period in order for a “change in control” to be deemed to have occurred. See “Summary of the 2025 Plan Change in Control” below.

•Hedging and Pledging Prohibited. Our insider trading policy prohibits our directors, officers and employees from engaging in hedging activities with respect to Company securities. In addition, our directors, officers and employees must obtain pre-clearance from our Chief Financial Officer before placing Company securities in a margin account or otherwise pledging Company securities as collateral for a loan.

•Independent Compensation Committee Administration. The 2025 Plan is administered by the Compensation and Stock Option Committee. All members of the Compensation and Stock Option Committee are intended to qualify as “independent” under NASDAQ listing standards, and “non-employee directors” under Rule 16b-3 adopted under the Exchange Act to the extent required.

•Reasonable Plan Duration. We currently anticipate that the shares available under the 2025 Plan (assuming shareholder approval) will meet our expected needs for the coming three years. This assumption is based upon our historical grant practices; however, future circumstances and business needs may change, and the Compensation and Stock Option Committee retains the discretion to change its grant practices subject to the limits of the 2025 Plan.

•No “Evergreen” Provision. Under the 2025 Plan, shareholders must approve any additional authorization of shares (other than adjustments for anti- dilution purposes).

Outstanding Awards and Share Reserve

As of July 9, 2025,

•a total of 5,446,636 shares of our common stock were issued and outstanding;

•the closing price of the Company’s common stock on the NASDAQ Global Select Market on was $174.97 per share;

•an aggregate of 147,873 shares were subject to outstanding options under the 2017 Plan, the 2011 Plan and the 2008 Plan, with a weighted average exercise price of $112.52 and a weighted average remaining term of 5.6 years; and

•an aggregate of 246,186 shares were subject to unvested, outstanding full value awards under the 2017 Plan, including an aggregate of 199,886 shares subject to outstanding unvested time-based restricted stock awards and an aggregate of 46,300 shares subject to outstanding unvested performance-based restricted stock awards.

Summary of the 2025 Plan

General

The 2025 Plan provides that the Company may grant stock options, SARs, restricted stock awards, restricted stock unit awards and/or performance awards to employees and directors of the Company or its related entities, which include any parent or subsidiary of the Company. The primary purposes of the 2025 Plan are to:

•attract and retain persons eligible to participate in the 2025 Plan;

•motivate participants in the 2025 Plan, by means of appropriate incentives, to achieve long-range goals;

•provide incentive compensation opportunities that are competitive with those of other similar companies; and

•further align the interests of 2025 Plan participants with those of the Company’s other shareholders through compensation that is based on the Company’s common stock, thereby promoting the long-term financial interest of the Company and its related entities, including the growth in value of the Company’s equity and enhancement of long-term shareholder return.

Shares Subject to the 2025 Plan

The maximum number of shares of the Company’s common stock that may be delivered under the 2025 Plan is 400,000. All such shares may be granted as ISOs. The shares with respect to which awards may be made under the 2025 Plan are currently authorized but unissued shares, including, to the extent permitted by applicable law, shares reacquired by the Company, whether purchased in the open market or in private transactions, or treasury shares. To the extent provided by the Compensation and Stock Option Committee, which will administer the 2025 Plan, as discussed below under “Administration,” any award may be settled in cash rather than common stock. As described in more detail below under “Adjustment of Awards,” the number of shares that may be delivered under the 2025 Plan, as well as the exercise prices and base prices of any outstanding options and SARs, respectively, will be adjusted in the event of certain corporate transactions to reflect any change in the capitalization of the Company as contemplated in the 2025 Plan.

Awards under the 2025 Plan may be granted as alternatives to or replacement of awards granted or outstanding under the 2025 Plan or any other plan or arrangement of the Company or a related entity, including the plans and arrangements of a business entity acquired by the Company or a related entity, subject to the plan's repricing limitations. Only shares of common stock actually delivered with respect to an award will be treated as delivered for purposes of determining the number of shares available for delivery under the Plan, regardless of whether the award is denominated in shares of common stock or cash. Awards settled in cash will not be counted against the share limitations found in the 2025 Plan. For purposes of this determination, to the extent any award is forfeited or otherwise expires, terminates, is canceled or becomes unexercisable without delivery of shares, those shares will not be deemed to have been delivered; and dividends, dividends paid in shares or dividends paid in cash in connection with outstanding awards, if any, will not be counted against the shares available for future delivery under the 2025 Plan. The following shares of common stock may not again be made available for issuance as awards under the 2025 Plan: (i) shares withheld from an award or delivered by a participant to satisfy tax withholding requirements; (ii) shares not issued or delivered as a result of net settlement of an award; (iii) shares withheld or delivered to pay the exercise price related to an award; and (iv) shares repurchased on the open market with the proceeds of the purchase price for an award. Further, (i) shares issued under the 2025 Plan through the settlement, assumption or substitution of outstanding awards granted by another entity or obligations to grant future awards in connection with a merger or similar transaction involving the Company acquiring another entity will not reduce the maximum number of shares available for delivery under the 2025 Plan, and (ii) available shares under a shareholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the 2025 Plan and will not reduce the maximum number of shares available under the 2025 Plan, subject to applicable stock exchange listing requirements.

Adjustment of Awards

In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, reverse stock split, extraordinary cash dividend, recapitalization, rights offering, reorganization, merger, consolidation, split-up, spin-off, sale of assets or subsidiaries, liquidation, combination, exchange or reclassification of shares), the Compensation and Stock Option Committee will adjust awards to prevent undue dilution or enlargement of the awards, as provided in the 2025 Plan.

Limitation on Non-Employee Director Compensation

With respect to any one fiscal year, the aggregate compensation that may be granted to any non-employee director, including all meeting fees, cash retainers and retainers granted in the form of awards, may not exceed $250,000, or $750,000 in the case of a non-employee Chairman of the Board or Lead Director. For purposes of such limit, the value of awards will be determined based on the aggregate grant date fair value of all awards issued to the director in such year (computed in accordance with applicable financial accounting rules).

Administration

The 2025 Plan will be administered by the Compensation and Stock Option Committee, which must consist of two or more directors selected by the Board who meet certain independence standards, as specified in the 2025 Plan. The Board may, under certain circumstances, take any action under the 2025 Plan that would otherwise be the responsibility of the Compensation and Stock Option Committee. References in this discussion to the “Compensation and Stock Option Committee” will include the Board to the extent practicable.

The Compensation and Stock Option Committee has the authority and discretion to select from among the eligible individuals those persons who will receive awards, to determine the time or times of receipt, to determine the types of all awards and the number of shares covered by such awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such awards, and, subject to certain restrictions, to amend, cancel, or suspend awards. The Compensation and Stock Option Committee has full authority and discretion to interpret the 2025 Plan, to establish, amend, and rescind any rules and regulations relating to the 2025 Plan, to determine the terms and provisions of any award agreement made pursuant to the 2025 Plan (the terms of which need not be uniform among any or all awards), to correct any defect, supply any omission or reconcile any inconsistency in the

2025 Plan or in any award agreement and to make all other determinations that may be necessary or advisable for the administration of the 2025 Plan. In addition, the Compensation and Stock Option Committee, pursuant to the terms of the 2025 Plan and applicable law, may accelerate unvested or unearned awards; modify or extend the terms and conditions for exercise, vesting or earning of an award; and reduce, cancel or recoup certain rights and payments with respect to awards upon the occurrence of certain events. Any interpretation of the 2025 Plan by the Compensation and Stock Option Committee and any decision made by it under the 2025 Plan is final and binding on all parties.

Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Compensation and Stock Option Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Compensation and Stock Option Committee at any time.

Eligibility

Only salaried employees of the Company or a related entity may receive options intended to qualify as ISOs under the 2025 Plan. All other types of awards under the 2025 Plan may be awarded to employees and directors of the Company or any related entity. As of July 9, 2025, 1,344 salaried employees were eligible to receive ISOs under the 2025 Plan and 2,842 employees (including employees who are directors) and all five of the Company’s non-employee directors were eligible to receive awards other than ISOs under the 2025 Plan (in each case, assuming the shareholders approve the 2025 Plan).

Minimum Vesting Requirements

Awards granted under the 2025 Plan will generally be subject to a minimum vesting (or earning) period of one year. However, the Compensation and Stock Option Committee may provide for acceleration of vesting of all or a portion of an award in the event of a Participant’s death, disability, retirement or, in certain circumstances, upon the occurrence of a change in control of the Company. The Compensation and Stock Option Committee may provide for the grant of an award to any participant without a minimum vesting period or may accelerate the vesting of all or a portion of an award for any reason, but only with respect to awards for no more than an aggregate of 5% of the total number of shares of common stock authorized for issuance under the 2025 Plan. The Compensation and Stock Option Committee may also provide for the grant of awards to participants that have different vesting terms in the case of awards that are substituted for other equity awards in connection with mergers, consolidations or other similar transactions. For purposes of Awards granted to Non-Employee Directors, this minimum vesting condition shall be deemed satisfied if the vesting period commences on the date of an annual meeting of shareholders and concludes on the date of the next annual meeting of shareholders.

Types of Awards

Options. The 2025 Plan permits the granting of options that are intended to qualify as ISOs under Code Section 422 and options that are not intended to qualify under Code Section 422 (“NQOs”). An option may be granted with or without a related SAR (as discussed below under “ Stock Appreciation Rights”). ISOs may be granted only to eligible participants who are employees of the Company or a related entity. The exercise price for each option granted under the 2025 Plan must generally be at least 100% of the fair market value of a share on the date of grant; however, in the case of options intended to be ISOs granted to any eligible individual who at the time of such grant owns shares of common stock representing more than 10% of the total combined voting power of the Company or any related entity, the exercise price for such option must be at least 110% of the fair market value of a share on the date of grant.

Options are exercisable during such periods and upon the conditions as the Compensation and Stock Option Committee may establish, as stated in the applicable award agreement, except that no option may be exercisable for a term greater than 10 years (or five years in the case of an ISO granted to an eligible individual who at the time of grant owns stock presented more than 10% of the total combined voting power of the Company or any related entity).

Stock Appreciation Rights. Under the terms of the 2025 Plan, SARs may be granted to the holder of an option (a “related option”) with respect to all or a portion of the shares of common stock subject to the related option (a “related SAR”) or may be granted separately (a “freestanding SAR”). The base price per share of a SAR may be no less than 100% of the fair market value per share of our common stock on the date the SAR is granted (except for certain SARs assumed or substituted in a merger or other transaction where the base price adjusted in accordance with applicable tax regulations). SARs are exercisable in whole or part upon such conditions as the Compensation and Stock Option Committee may establish, except that no SAR may be exercisable for a term greater than 10 years (or, in the case of related SARs, such shorter option period that may apply to the related option). Unless otherwise provided or the Committee determines otherwise, if the employment or service of a participant shall be terminated for any reason, and all or any part of the SAR has not vested earned pursuant to the Plan and related Award Agreement, such SAR, to the extent not then vested, shall be forfeited immediately and the participant shall have no further rights with respect thereto. The holder of a SAR is entitled to receive from us, for each share of common stock with respect to which the SAR is being exercised, consideration equal in value to the excess, if any, of the fair market value of a share of common stock on the date of exercise over the base price per share of such SAR.

Restricted Stock. Subject to the terms of the 2025 Plan, the Compensation and Stock Option Committee may grant eligible individuals shares of common stock that are subject to a risk of forfeiture or other restrictions, as determined by the Compensation and Stock Option Committee, that will lapse (in whole or in part) upon the achievement of one or more conditions relating to completion of service, achievement of performance objectives or conditions, other objectives or conditions or any combination of such objectives or conditions. Restricted stock awards will be subject to such conditions as determined by the Compensation and Stock Option Committee. Unless an award agreement provides or the Compensation and Stock Option Committee determines otherwise, if a participant’s employment or service is terminated for any reason and all or any part of the restricted stock award has not vested or been earned pursuant to the terms of the 2025 Plan and the related award agreement, the award, to the extent not then vested or earned, will be forfeited.

Restricted Stock Units. Subject to the terms of the 2025 Plan, the Compensation and Stock Option Committee may grant eligible individuals restricted stock units that are subject to a risk of forfeiture or other restrictions, as determined by the Compensation and Stock Option Committee, that will lapse (in whole or in part) upon the achievement of one or more conditions relating to completion of service, achievement of performance objectives or conditions, other objectives or conditions or any combination of such objectives or conditions. Restricted stock unit awards will be subject to such conditions as determined by the Compensation and Stock Option Committee. Unless an award agreement provides or the Compensation and Stock Option Committee determines otherwise, if a participant’s employment or service is terminated for any reason and all or any part of the restricted stock award has not vested or been earned, the award, to the extent not then vested or earned, will be forfeited.

Performance Awards. Subject to the terms of the 2025 Plan, the Compensation and Stock Option Committee may grant eligible individuals any award under the 2025 Plan, including cash-based awards, with performance-based vesting criteria. The Committee may establish performance goals for awards which may be based on any criteria selected by the Committee.

Dividends and Dividend Equivalents. The Compensation and Stock Option Committee may, in its sole discretion, provide that awards other than options and SARs earn dividends or dividend equivalent rights; provided, however, that dividends and dividend equivalent rights (whether paid in cash or shares of common stock), if any, on unearned or unvested awards will not be paid (even if accrued) unless and until the underlying award (or portion thereof) has vested and/or been earned.

Awards Subject to Clawback

By acceptance of any award under the 2025 Plan, each participant will be deemed to have expressly acknowledged and agreed that all awards granted will be fully subject to the terms of the Company’s Clawback Policy or any other policy (whether then-existing or adopted in the future) regarding repayment, recoupment or clawback of compensation.

Change in Control

Under the terms of the 2025 Plan, the following provisions will apply in the event of a change in control (as defined in the 2025 Plan):

•To the extent that the successor or surviving company in the change in control event does not assume or substitute for an award (or in which the Company is the ultimate parent corporation and does not continue the award) on substantially similar terms or with substantially equivalent economic benefits (as determined by the Compensation and Stock Option Committee) as awards outstanding under the 2025 Plan immediately prior to the change in control event, (i) all outstanding options and SARs will become fully vested and exercisable, whether or not then otherwise vested and exercisable; and (ii) any restrictions, including but not limited to the restriction period, performance period and/or other performance criteria applicable to any award other than options or SARs will be deemed to have been met, and such awards will become fully vested, earned and payable to the fullest extent of the original grant of the applicable award (or, in the case of performance-based awards, the earning of which is based on attaining a target level of performance, such awards will be deemed earned at target).

•Further, in the event that an award is substituted, assumed or continued, the award will become vested (and, in the case of options and SARs, exercisable) in full and any restrictions, including but not limited to the restriction period, performance period and/or performance criteria applicable to any outstanding award other than options or SARs will be deemed to have been met and such awards will become fully vested, earned and payable to the fullest extent of the original award (or, in the case of performance-based awards, the earning of which is based on attaining a target level of performance, such awards will be deemed earned at target), if the employment or service of the participant is terminated within one year (or such other period after a change in control as may be stated in a participant’s employment, change in control, consulting or other similar agreement in effect on August 30, 2025, if applicable) after the effective date of a change in control if such termination of employment or service (i) is by the Company not for cause or (ii) is by the participant for good reason.

Notwithstanding the above, in the event that a participant is a party to an employment agreement with the Company that was entered into prior to the 2025 Plan’s effective date and a change in control occurs, the participant will be entitled to the greater of the benefits provided in the 2025 Plan or such employment agreement. The Board will have full and final authority, in its discretion, to determine whether a change in control has occurred, to determine that a change in control has not occurred notwithstanding the occurrence of one or more of the triggering events described in the 2025 Plan, the date of the occurrence of any change in control and any incidental matters relating to a change in control. Further, the Compensation and Stock Option Committee’s authority to adjust awards in connection with a change in control includes, but is not limited to, its authority to adjust awards as described above under “Adjustment of Awards” above.

Transferability

Except as otherwise provided by the Compensation and Stock Option Committee (and with respect to ISOs, subject to limitations as imposed by the Code), awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by any participant other than by will or the laws of descent and distribution; provided that no participant will be permitted to transfer an award for value.

Amendment of 2025 Plan and Awards

In general, the Board may amend, alter, suspend, discontinue or terminate the 2025 Plan or any portion thereof at any time. However, except for adjustments in connection with corporate transactions as described above under “ Adjustment of Awards” above, absent approval of the Company’s shareholders, the Board may not amend the 2025 Plan to:

•increase the maximum number of shares issuable under the 2025 Plan;

•decrease the minimum exercise price of options or base price of SARs below fair market value on the date of grant; or

•alter the prohibition on repricing options.

In addition, the Board may require shareholder approval of any amendment, alteration, suspension, discontinuance or termination of the 2025 Plan if the Board deems such approval necessary or desirable to comply with applicable law or with which the Board deems it necessary or desirable to comply.

Subject to the repricing limitations in the 2025 Plan, the Compensation and Stock Option Committee generally has the right to modify, amend or cancel, or waive any conditions or rights under, any award, either prospectively or retroactively, if (i) such modification does not materially and adversely affect the rights a participant under an award; (ii) a participant consents to the modification; (iii) the Company is dissolved or liquidated; (iv) the 2025 Plan or the award agreement provides for such modification; or (v) the Company would otherwise have the right to make such modification under applicable law. Adjustments authorized under the 2025 Plan in the event of corporate transactions described above under “ Adjustment of Awards” are not subject to the foregoing limitations. The Compensation and Stock Option Committee has unilateral authority to amend the 2025 Plan and any award to the extent necessary to comply with applicable laws, rules or regulations. In addition, the Compensation and Stock Option Committee has unilateral authority to make adjustments to the terms and conditions of awards in recognition of unusual or nonrecurring events affecting the Company or any related entity, or the financial statements of the Company or any related entity, or of changes in accounting principles, if the Compensation and Stock Option Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2025 Plan or necessary or appropriate to comply with applicable accounting principles.

Tax Withholding

The Company may withhold amounts from participants to satisfy withholding tax requirements. The Compensation and Stock Option Committee, subject to such requirements as it may impose, may permit participants to satisfy tax withholding requirements by tendering a cash payment to the Company, surrendering shares which the participant already owns or having shares withheld from awards. The number of shares withheld or delivered, to the extent applicable, will have a fair market value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to, but not exceeding (unless otherwise permitted by the Compensation and Stock Option Committee in a manner in accordance with applicable law and applicable accounting principles), the amount of such obligations being satisfied.

Executive Compensation - Equity Plan Compensation Information

See “Equity Plan Compensation Information,” “Compensation Discussion and Analysis - Long-Term Incentive
Compensation - Company Stock Plans,” “Executive Compensation” and “Director Compensation” above for information as of March 31, 2025, regarding the Company’s four existing equity compensation plans (other than the
2025 Plan being proposed for shareholder approval).

Certain Federal Income Tax Consequences

The following is a general summary as of the date of this Proxy Statement of the U.S. federal (and not foreign, state or local) income tax consequences to the Company and to participants relating to awards granted under the 2025 Plan. Tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. This summary does not address the tax consequences to any person or entity to whom an award, if permitted, is transferred or to a transferring participant. Each participant and transferee of an award is encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2025 Plan. Neither the Board, the Compensation and Stock Option Committee, the Company nor any related entity, employee or agent of any of the foregoing makes any representations with respect to the tax consequences of any award to a participant or any other person.

The Company is generally entitled to a tax deduction at the same time and in the same amount that a participant recognizes ordinary income to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting. Amounts considered ordinary income to a participant will be treated as compensation income and will generally be subject to income and employment tax withholding.

Options

A participant who is granted an option (either an ISO or NQO) will not recognize income at the time of grant, and the Company will not be entitled to a tax deduction by reason of such grant.

Upon exercise of a NQO, the excess of the share’s fair market value on the exercise date over the exercise price will be considered ordinary income to the participant. In the event of a sale of shares purchased upon exercise of a NQO, any appreciation above or depreciation below the fair market value at the date of exercise will generally qualify as capital gain or loss and will be long-term capital gain or loss if the participant has held the stock for more than one year at the time of sale.

Upon exercise of an ISO, the participant will not recognize taxable income (unless the participant is subject to the federal alternative minimum tax), and the Company generally is not entitled to a tax deduction by reason of such exercise. However, if shares purchased pursuant to the exercise of an ISO are sold within two years from the date of grant or within one year after the transfer of such shares to the participant, then the participant must treat the gain realized upon such premature disposition as ordinary income to the extent of the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition of the stock minus the exercise price. Any gain in excess of these amounts may be treated as capital gain. The Company generally will be entitled to a tax deduction at the same time and in the same amount to the extent the amount represents reasonable compensation and an ordinary and necessary expense, subject to tax reporting. For disposition after the above time limits (so long as the participant has continuously been our employee from the date of grant to three months before the date of exercise (or 12 months in the event of death or disability)), the gain represented by the differences from the sales proceeds and the exercise price will be taxed as a capital gain or loss. The excess of the fair market value of the stock on the date of exercise over the exercise price will constitute an item of adjustment in computing the participant’s alternative minimum taxable income for the year of exercise. Thus, certain participants may increase their federal income tax liability as a result of the exercise of an ISO under the alternative minimum tax rules.

Pursuant to the Code and terms of the 2025 Plan, in no event can there first become exercisable by a participant in any one calendar year ISOs granted by the Company with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000. To the extent an ISO granted under the 2025 Plan exceeds this limitation, it will be treated as a NQO. In addition, no ISO may be granted to an individual who owns, immediately before the time that the option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the option price is equal to or exceeds 110% of the fair market value of the stock and the option period does not exceed five years.

Stock Appreciation Rights

For federal income tax purposes, the grant of a SAR should not result in taxable income to a participant or a tax deduction to the Company. Upon exercise, the amount of cash and fair market value of shares received by the participant, less cash or other consideration paid (if any), is taxed to the participant as ordinary income.

Restricted Stock Awards

The grant of a restricted stock award will not result in taxable income to the participant or a tax deduction to the Company for federal income tax purposes, unless the restrictions on the stock do not present a substantial risk of forfeiture or the award is transferable, as defined under Code Section 83. Generally, a restricted stock award will be taxed at ordinary income rates on the value of the vested portion of such award and any cash amount awarded (less cash or other consideration paid (if any)) in the year in which the restricted stock is no longer subject to a substantial risk of forfeiture, or the award is transferable. However, if the participant makes an effective election under Code Section 83(b), the participant may elect to include in his or her ordinary income an amount equal to the stock’s fair market value, less any amount paid for the shares, at the time the shares are awarded.

Restricted Stock Units, Performance Awards and Dividend Equivalents

The grant of a restricted stock unit, performance award or dividend equivalent award generally should not result in taxable income to the participant. However, the participant will recognize ordinary income on account of the settlement of such award. The income recognized by the participant at that time will be equal to any cash that is received and the fair market value of any stock that is received in settlement of the award.

Code Section 409A

If Code Section 409A applies to the 2025 Plan or any award, and the 2025 Plan and award do not, when considered together, satisfy the requirements of Code Section 409A during a taxable year, the participant will have ordinary income in the year of non-compliance in the amount of all deferrals subject to Code Section 409A to the extent that the award is not subject to a substantial risk of forfeiture. The participant will be subject to an additional tax of 20% on all amounts includable in income and may also be subject to interest charges under Code Section 409A. The Company undertakes no responsibility to take, or to refrain from taking, any actions in order to achieve a certain tax result for any participant.

Effective Date; Duration

As noted above, the 2025 Plan will become effective on August 20, 2025, subject to shareholder approval. No awards may be granted after August 19, 2035.

New Plan Benefits

No awards will be granted under the 2025 Plan unless it is approved by our shareholders. The selection of individuals who will receive awards under the 2025 Plan, if shareholders approve the 2025 Plan, and the amount of any such awards is not yet determinable due to vesting, performance and other requirements. Therefore, it is not possible to predict the benefits or amounts that will be received by, or allocated to, particular individuals or groups of participants.

In fiscal year 2025, we granted awards under our 2017 Plan to our named executive officers, non-employee directors and other eligible employees. Our equity compensation program, including information regarding these grants, is described above under “Compensation Discussion and Analysis - Long- Term Incentive Compensation - Company Stock Plans.”

The Board believes that approval of the 2025 Plan is in the best interests of the Company in order to continue the purposes of our equity compensation program and to serve as an important recruitment and retention tool. The Board believes that substantial equity-based ownership and other long-term incentives encourage management to take actions favorable to the long-term interests of the Company and its shareholders. Accordingly, equity-based and other long-term compensation makes up a significant portion of the overall compensation of our executive management team. The Board believes that the adoption of the 2025 Plan will allow us to continue the use of equity compensation as a component of a competitive, but measured, overall compensation program.

Required Vote and Recommendation

Approval of the 2025 Plan by our shareholders will require the affirmative vote of the majority of the shares voted on this Proposal 3 by shareholders entitled to vote at the Annual Meeting. You may vote “for” or “against” or “abstain” from voting with respect to this proposal. Abstentions and “broker non-votes,” if any, are not counted as votes cast and will have no effect on the outcome of the vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE 2025 PLAN.

PROPOSAL 4 - RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit and Compliance Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm. The Audit and Compliance Committee engages in an annual evaluation of the independent public accounting firm’s qualifications and also considers the advisability and potential impact of selecting a different independent registered public accounting firm.
After assessing the performance and independence of the Company’s independent registered public accounting firm for fiscal years 2025 and 2024, RSM US LLP, the Audit and Compliance Committee believes that retaining RSM US LLP is in the best interest of the Company and has therefore appointed RSM US LLP as our independent registered public accounting firm to audit the consolidated financial statements and the effectiveness of internal control over financial reporting of the Company and its subsidiaries for the 2026 fiscal year.
Although it is not required to do so, our Board is asking shareholders to ratify RSM US LLP’s appointment as a matter of good corporate governance. If our shareholders do not ratify the appointment, the Audit and Compliance Committee will consider changing our independent registered public accounting firm for the 2026 fiscal year, but it is not required to do so. Whether or not shareholders ratify RSM US LLP’s appointment, the Audit and Compliance Committee may appoint a different independent registered public accounting firm at any time if it determines that such a change is appropriate.
RSM US LLP has advised our Audit and Compliance Committee that the firm did not have any direct financial interest or any material indirect financial interest in the Company or any of its subsidiaries during the Company’s most recent fiscal year, and in accordance with our Governance Policy, its charter and other applicable rules and regulations, our Audit and Compliance Committee evaluates, annually, the independence of our independent registered public accounting firm. We expect representatives of RSM US LLP to be present at the Annual Meeting with the opportunity to make a statement if they so desire, and we expect them to be available to respond to appropriate questions.
Audit Fees
The table below and the accompanying footnotes set forth the fees paid by the Company to RSM US LLP, for our last two fiscal years:

Description	Fiscal 2025	Fiscal 2024
Audit fees (1)	$995,019	$959,759
Audit-related fees (2)	78,750	73,500
Tax fees	—	—
All other fees	—	—
Total fees for all services	$1,073,769	$1,033,259
(1)Audit fees consisted of fees paid for assurance and related services related to the performance of the audit of our annual financial statements, review of the financial statements included in our quarterly reports on Form 10-Q, and services normally provided in connection with our statutory and regulatory filings.
(2)Audit-related fees consisted of fees paid for services related to the performance of the audit of our employee benefit plan.
Our Audit and Compliance Committee pre-approves all audit and permitted non-audit services provided to the Company by its independent registered public accounting firm. Our Audit and Compliance Committee annually pre-approves a list of services that the independent registered public accounting firm may provide, which consists of audit services, audit-related services, tax services, and certain other services. If the Company requests, or the independent registered public accounting firm suggests, additional services during the year, these services may be undertaken only after review and approval by the Audit and Compliance Committee Chair, who then reports on such services to the full Audit and Compliance Committee at its next regularly scheduled meeting after approval by the Chair. No audit or non-audit services were approved pursuant to the de minimis exception to the audit committee pre-approval requirements specified in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
Required Vote and Recommendation
Approval of the proposal to ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year requires the affirmative vote of a majority of the shares voted on the proposal by the shareholders entitled to vote at the Annual Meeting. You may vote “for” or “against” or “abstain” from voting with respect to this proposal. Abstentions, if any, are not counted as shares voted and will have no effect on the outcome of the vote on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFYING THE APPOINTMENT OF RSM US LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2026.

REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE
The Audit and Compliance Committee is composed of four directors, Charles D. Way (Chair), Ken R. Bramlett, Jr., Benjamin E. Robinson, III, and Darrell E. Whitaker, each of whom is independent within the meaning of both the applicable NASDAQ rules and the standards of independence for audit committee members under the Exchange Act. The Board has also determined that each current committee member is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. The Audit and Compliance Committee operates under a written charter approved by the Board.
The Company’s management is responsible for the Company’s financial reporting process, including the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles ("GAAP"), and for the Company’s system of internal controls, including establishing and maintaining adequate internal control over financial reporting. The Company’s independent registered public accounting firm is responsible for performing an independent audit of those financial statements and the effectiveness of the Company’s internal control over financial reporting. The responsibility of the Audit and Compliance Committee is to assist the Board in fulfilling its oversight responsibilities by monitoring these processes. The Audit and Compliance Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements. The Audit and Compliance Committee’s oversight of these processes and considerations and discussions with management and with the Company’s independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with GAAP, that the audit of the Company’s financial statements has been carried out in accordance with GAAP, or that the Company has maintained effective internal control over financial reporting.
The Audit and Compliance Committee met with our management and our independent registered public accounting firm, RSM US LLP, to review and discuss the Company’s audited consolidated financial statements for the fiscal year ended March 31, 2025. The Audit and Compliance Committee also discussed with RSM US LLP the matters required to be discussed by Auditing Standard 1301, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board (“PCAOB”).
The Audit and Compliance Committee received the written disclosures and the letter from RSM US LLP required by applicable requirements of the PCAOB regarding RSM US LLP’s communications with the Audit and Compliance Committee concerning independence, and the committee discussed with RSM US LLP that firm’s independence.
Based upon the Audit and Compliance Committee’s review and discussions described above, the Audit and Compliance Committee recommended that the Board include the audited consolidated financial statements for the fiscal year ended March 31, 2025 in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025, for filing with the Securities and Exchange Commission.

Audit and Compliance Committee
Charles D. Way, Chair
Ken R. Bramlett, Jr.
Benjamin E. Robinson III
Darrell E. Whitaker

SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS AND NOMINATIONS
FOR THE 2026 ANNUAL MEETING OF SHAREHOLDERS
Under certain conditions, shareholders may request that we include a proposal or director nomination at a forthcoming meeting of our shareholders in the Company's proxy materials for such meeting. Under SEC Rule 14a-8, any shareholder desiring to present a proposal to take action at the 2026 annual meeting of shareholders and include such proposal in our proxy materials must ensure that we receive the proposal at our principal office at 104 S. Main Street, Suite 400, Greenville, South Carolina 29601 in writing by March 25, 2026. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.
In order for a shareholder proposal, including a nomination for election to the Board of Directors, to be submitted at the 2026 annual meeting of shareholders (but not included in our proxy statement) the proposal must be delivered to, or mailed to and received by, the Corporate Secretary at the principal office of the Company by the close of business no less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Consequently, any shareholder proposal to be submitted at the 2026 annual meeting of shareholders (but not included in our proxy statement) will not be considered timely unless the notice required by our Bylaws is delivered to the Corporate Secretary not earlier than April 22, 2026 and not later than close of business on May 22, 2026.
The shareholder notice, with respect to all shareholder proposals, must comply in all respects with the information required by Article II, Section 2 of the Company’s Bylaws. A copy of the Company’s Bylaws is available upon written request to: World Acceptance Corporation, P.O. Box 6429, Greenville, South Carolina 29606, Attention: Corporate Secretary.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than management’s nominees must provide notice that sets forth the information required by SEC Rule 14a-19 under the Exchange Act no later than June 21, 2026 and otherwise comply with Rule 14a-19.
It is presently anticipated that the Company’s 2026 annual meeting of shareholders will be held in August 2026. However, if the date of the 2026 annual meeting of shareholders is advanced by more than 30 days or delayed by more than 60 days from the one-year anniversary of the date of the Annual Meeting, the Company will, in a timely manner, provide public notice of the new date of the 2026 annual meeting of shareholders and the new dates by which shareholder proposals submitted pursuant to and outside of SEC Rule 14a-8 must be received by the Company.
OTHER MATTERS
The Board and the Company’s officers are not aware of any other matters that may be presented for action at the Annual Meeting, but if other matters do properly come before the Annual Meeting, it is intended that shares of common stock represented by proxies in the accompanying form will be voted by the persons named in the proxy in accordance with their best judgment.

Appendix A
WORLD ACCEPTANCE CORPORATION
2025 STOCK INCENTIVE PLAN

SECTION 1
GENERAL

1.1 Purpose. This World Acceptance Corporation 2025 Stock Incentive Plan (this Plan, as it may be amended and/or restated, the “Plan”) has been established by World Acceptance Corporation (the “Company”) to (i) attract and retain the services of persons eligible to participate in this Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further align Participants’ interests with those of the Company’s other shareholders through compensation that is based on the Company’s common stock; and thereby promote the long-term financial interest of the Company and Related Entities, including the growth in value of the Company’s equity and enhancement of long-term shareholder return.

1.2 Participation. Subject to the terms and conditions hereof, the Committee (as defined below) shall determine and designate, from time to time, from among the Eligible Individuals, those individuals who shall be granted one or more Awards under the Plan, and thereby become “Participants” herein.

1.3 Operation, Administration, and Definitions. The operation and administration of this Plan, including the Awards made hereunder, shall be subject to the provisions of Section 8. Capitalized terms shall be defined as set forth herein (including the definition provisions of Section 13).

SECTION 2
OPTIONS

2.1 Grant of Options. The Committee may, in its discretion, from time to time grant to Eligible Individuals options to purchase Stock (each, an “Option”), subject to the terms and conditions of this Plan, at an Exercise Price established by the Committee. Any Option granted under this Section 2 may be either an ISO or an NQO, as determined in the discretion of the Committee. An “ISO” is an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b). ISOs may only be granted to Eligible Participants who are employees of the Company or a Related Entity. An “NQO” is an Option that is not intended to be an “incentive stock option” as that term is described in Code Section 422(b). In the case of ISOs, the terms and conditions of such grants shall, in addition to the terms and conditions of the Plan, be subject to and comply with such rules as may be prescribed by Code Section 422, as may be amended from time to time. To the extent that an Option is designated as an ISO but does not qualify as such under Code Section 422, the Option (or portion thereof) shall be treated as an NQO. An Option may be granted with or without a Related SAR.

2.2 Exercise Price. The “Exercise Price” of each Option granted under this Section 2 shall be established by the Committee, except that the Exercise Price shall not be less than (i) in the case of Options intended to be ISOs granted to any Eligible Individual who at the time of such grant owns Stock representing more than ten percent (10%) of the total combined voting power of the Company or any Related Entity, 110% of the Fair Market Value of a share of Stock on the date of grant and (ii) in the case of all Eligible Individuals other than those described in Section 2.2(i) above, 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock). Notwithstanding the foregoing, the Committee may in its discretion authorize the grant of substitute or assumed options of an acquired entity with an Exercise Price not equal to 100% of the Fair Market Value of the Stock on the date of grant if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a).

2.3 Exercise. An Option granted under this Section 2 shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee and stated in an Award Agreement; provided that no Option of the type granted to an Eligible Individual described in Section 2.2(i) above may be exercisable for a term greater than five years, and no other such Option may be exercisable for a term greater than ten years.

2.4 Exercise of Options. An Option may be exercised by giving written notice to the Company in a form acceptable to the Committee at such place and subject to such conditions as may be established by the Committee or its designee. Such notice shall specify the number of shares to be purchased pursuant to the Option and the aggregate purchase price to be paid therefor and shall be accompanied by payment of such purchase price (as further described in Section 2.5 below). The Committee shall determine the extent, if any, to which a Participant may have the right to exercise an Option following termination of the Participant’s employment with or service to the Company. Such rights, if any, shall be subject to the sole discretion of the Committee, shall be stated in the individual Award Agreement, need not be uniform among all Options issued pursuant to this Section 2 and may reflect distinctions based on the reasons for termination of employment or service.

2.5 Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

a.Subject to the following provisions of this Section 2.5 or as otherwise determined by the Committee pursuant to the Plan, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in Section 2.5(b)(iii), payment may be made as soon as practicable after the exercise).

b.Unless an Award Agreement provides otherwise, the Exercise Price shall be payable (i) in cash or cash equivalent or, except where prohibited by the Committee or applicable law (and subject to such terms and conditions as may be established by the Committee), payment may also be made: (ii) by tendering, by either actual delivery of shares or by attestation, shares of Stock acceptable to the Committee, (iii) by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iv) by shares of Stock withheld upon exercise; (v) by such other payment methods as may be approved by the Committee and which are acceptable under applicable law; or (vi) in any combination of the foregoing payment methods, as determined by the Committee. Shares delivered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value on the day of exercise, as determined by the Committee or its designee.

2.6 Settlement of Award. Settlement of Options is subject to Section 8.9.

2.7 Repricing. Except as otherwise provided in Section 8.2(f) or unless approved by the Company’s shareholders, the Company may not (i) amend the terms of outstanding Options or SARs to reduce, directly or indirectly, the Exercise Price or Base Price of such outstanding Options or SARs; (ii) exchange outstanding Options or SARs for cash, for Options or SARs with an Exercise Price or Base Price that is less than the Exercise Price or Base Price of the original Option or SAR, or for other equity awards at a time when the original Option or SAR has an Exercise Price or Base Price, as the case may be, above the Fair Market Value of the Common Stock; (iii) repurchase Options or SARs for value (in cash or otherwise) if the current Fair Market Value of the shares of Stock underlying the Options or SARs is lower than the Exercise Price or Base Price of the original Options or SARs; or (iv) take other action with respect to Options or SARs that would be treated as a repricing under the rules of the principal stock exchange on which shares of the Common Stock are listed.

2.8 Notice of Disposition. If shares of Stock acquired upon exercise of an ISO are disposed of within two years following the date of grant or one year following the transfer of such shares to a Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

2.9 Limitation on ISOs. In no event shall there first become exercisable by an Eligible Individual in any one calendar year ISOs granted by the Company or any Related Entity with respect to shares having an aggregate Fair Market Value (determined at the time an ISO is granted) greater than $100,000; provided, that, if such limit is exceeded, then the first $100,000 of shares to become exercisable in such calendar year shall be ISOs and the Options (or portion thereof) for shares with a value in excess of $100,000 that first became exercisable in that calendar year shall be considered NQOs. In the event the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limitation on the Fair Market Value of shares permitted to be subject to ISOs, then such different limit shall be automatically incorporated herein.

2.10 Termination of Employment or Service. Unless otherwise provided in an award agreement or the Committee determines otherwise, if the employment or service of a Participant shall be terminated for any reason (whether by the Company or the Participant and whether voluntary or involuntary), , and all or any part of the Option has not vested earned pursuant to the terms of the Plan and related Award Agreement, such Option, to the extent not then vested, shall be forfeited immediately upon such termination, and the Participant shall have no further rights with respect thereto.

SECTION 3
LIMITATION ON DIRECTOR COMPENSATION

With respect to any one fiscal year, the aggregate compensation that may be granted to any Non-Employee Director, including all meeting fees, cash retainers and retainers granted in the form of Awards, shall not exceed $250,000, or $750,000 in the case of a non-employee Chairman of the Board or Lead Director. For purposes of such limit, the value of Awards will be determined based on the aggregate grant date fair value of all awards issued to the director in such year (computed in accordance with applicable financial accounting rules).

SECTION 4
STOCK APPRECIATION RIGHTS

4.1 Award of SARs. Subject to the terms and conditions of this Plan, the Committee may, in its discretion, from time to time grant stock appreciation rights (“SARs”) to Eligible Individuals. SARs may be granted to the holder of an Option (a “Related Option”) with respect to all or a portion of the shares of Stock subject to the Related Option (a “Related SAR”) or may be granted separately to an Eligible Individual (a “Freestanding SAR”). The base price per share of a SAR (the “Base Price”) shall be no less than 100% of the Fair Market Value per share of the Stock on the date the SAR is granted. Notwithstanding the foregoing, the Committee may in its discretion authorize the grant of substitute or assumed SARs of an acquired entity with a Base Price per share not equal to at least 100% of the Fair Market Value of the Stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a). A SAR shall be considered to be granted on the date that the Committee acts to grant the SAR, or on such other date as may be established by the Committee in accordance with applicable law.

4.2 Related SARs. A Related SAR may be granted either concurrently with the grant of the Related Option or (if the Related Option is an NQO) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such Related Option. The Base Price of a Related SAR shall be equal to the Exercise Price of the Related Option. Related SARs shall be exercisable only at the time and to the extent that the Related Option is exercisable (and may be subject to such additional limitations on exercisability as the Committee may provide in an Award Agreement), and in no event after the complete termination or full exercise of the Related Option. Notwithstanding the foregoing, a Related SAR that is related to an ISO may be exercised only to the extent that the Related Option is exercisable and only when the Fair Market Value exceeds the Exercise Price of the Related Option. Upon the exercise of a Related SAR granted in connection with a Related Option, the Option shall be canceled to the extent of the number of shares as to which the SAR is exercised, and upon the exercise of a Related Option, the Related SAR shall be canceled to the extent of the number of shares as to which the Related Option is exercised or surrendered.

4.3 Freestanding SARs. A SAR may be granted without relationship to an Option (as defined above a “Freestanding SAR”) and, in such case, shall be exercisable upon such terms and subject to such conditions as may be determined by the Committee, subject to the terms of this Plan.

4.4 Exercise of SARs.

a.Subject to the terms of this Plan, SARs shall be vested and exercisable in whole or in part upon such terms and conditions as may be established by the Committee. The period during which a SAR may be exercisable shall not exceed ten years from the date of grant or, in the case of Related SARs, such shorter option period as may apply to the Related Option. Any SAR or portion thereof not exercised before expiration of the period established by the Committee shall terminate.

b.SARs may be exercised by giving written notice to the Company in form acceptable to the Committee at such place and subject to such terms and conditions as may be established by the Committee or its designee. Unless the Committee determines otherwise, the date of exercise of a SAR shall mean the date on which the Company shall have received proper notice from the Participant of the exercise of such SAR. Settlement of SARs is subject to Section 8.9.

c.The Committee shall determine the extent, if any, to which a Participant may have the right to exercise a SAR following termination of the Participant’s employment or service with the Company. Such rights, if any, shall be determined in the sole discretion of the Committee, shall be stated in the individual Award Agreement, need not be uniform among all SARs issued pursuant to this Section 4, and may reflect distinctions based on the reasons for termination of employment or service.

4.5 Payment Upon Exercise. Subject to the limitations of this Plan, upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying (a) the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the Base Price of the SAR by (ii) the number of shares of Stock with respect to which the SAR is being exercised. The consideration payable upon exercise of a SAR shall be paid in cash, shares of Stock (valued at Fair Market Value on the date of exercise of the SAR) or a combination of cash and shares of Stock, as determined by the Committee.

4.6 Repricing. The restrictions on repricing SARs found in Section 2.7 shall control to the extent provided therein.

4.7 Termination of Employment or Service. Unless otherwise provided in an award agreement or the Committee determines otherwise, if the employment or service of a Participant shall be terminated for any reason (whether by the Company or the Participant and whether voluntary or involuntary), and all or any part of the SAR has not vested earned pursuant to the terms of the Plan and related Award Agreement, such SAR, to the extent not then vested, shall be forfeited immediately upon such termination, and the Participant shall have no further rights with respect thereto.

SECTION 5
RESTRICTED STOCK AWARDS

5.1 Award of Restricted Stock. Subject to the terms and conditions of this Plan, the Committee may, in its discretion, from time to time grant to Eligible Individuals shares of Stock that are subject to a risk of forfeiture or other restrictions, as determined by the Committee, that shall lapse (in whole or in part) upon the achievement of one or more conditions relating to completion of service by the Participant, achievement of performance objectives or conditions, other objectives or conditions, or any combination of such objectives or conditions (such shares of Stock, “Restricted Stock”). Settlement of Restricted Stock Awards is subject to Section 8.9. Any such Restricted Stock Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

5.2 Termination of Employment or Service. Unless otherwise provided in an award agreement or the Committee determines otherwise, if the employment or service of a Participant shall be terminated for any reason (whether by the Company or the Participant and whether voluntary or involuntary), and all or any part of the Restricted Stock has not vested or been earned pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination, and the Participant shall have no further rights with respect thereto.

5.3 Share Certificates; Escrow. Unless the Committee determines otherwise, a certificate or certificate representing the shares of Stock subject to the Restricted Stock shall be issued in the name of the Participant (or, in the case of uncertificated shares, other written evidence of ownership in accordance with applicable law shall be provided) after the Award has been granted. Notwithstanding the foregoing, the Committee may require that (a) the Participant deliver the certificate(s) (or other instruments) for such shares to the Committee or its designee to be held in escrow until the Restricted Stock vests and is no longer subject to a substantial risk of forfeiture (in which case the shares shall promptly be released to the Participant) or is forfeited (in which case the shares shall be returned to the Company); and/or (b) a Participant deliver to the Company a stock power, endorsed in blank (or similar instrument), relating to the shares subject to the Restricted Stock which are subject to forfeiture.

SECTION 6
RESTRICTED STOCK UNIT AWARDS

6.1 Award of Restricted Stock Units. Subject to the terms and conditions of this Plan, the Committee may, in its discretion, from time to time grant to Eligible Individuals restricted stock units (“Restricted Stock Units”) that are subject to a risk of forfeiture or other restrictions, as determined by the Committee, that shall lapse (in whole or in part) upon the achievement of one or more conditions relating to completion of service by the Participant, achievement of performance objectives or conditions, other objectives or conditions, or any combination of such objectives or conditions. Settlement of Restricted Stock Unit Awards is subject to Section 8.9. Any such Restricted Stock Unit Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

6.2 Termination of Employment or Service. Unless otherwise provided in an award agreement or the Committee determines otherwise, if the employment or service of a Participant shall be terminated for any reason (whether by the Company or the Participant and whether voluntary or involuntary), and all or any part of the Restricted Stock Units have not vested or been earned pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination, and the Participant shall have no further rights with respect thereto.

6.3 Share Certificates; Escrow. Unless the Committee determines otherwise, a certificate or certificate representing shares of Stock issuable pursuant to a Restricted Stock Unit shall be issued in the name of the Participant (or, in the case of uncertificated shares, other written evidence of ownership in accordance with applicable law shall be provided) promptly after the Award (or portion thereof) has vested and been earned and is distributable.

SECTION 7
PERFORMANCE AWARDS

7.1 Performance Awards. The Committee is authorized to grant any award under this Plan, including cash-based awards, with performance-based vesting criteria, on such terms and conditions as may be selected by the Committee. .

7.2 Performance Goals. The Committee may establish performance goals for Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, a Related Entity or a division, region, department or function within the Company or a Related Entity. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or a Related Entity conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in an amount determined by the Committee.

SECTION 8
OPERATION AND ADMINISTRATION; PLAN SHARES AND LIMITATIONS

8.1 Effective Date. Subject to the approval of the shareholders of the Company at the Company’s 2025 annual meeting of its shareholders, this Plan shall be effective as of August 20, 2025 (the “Effective Date”). Awards may be granted on or after the Effective Date, but no Awards may be granted after August 19, 2035.

8.2 Shares Subject to Plan. The shares of Stock for which Awards may be granted under this Plan shall be subject to the following:

a.The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, including, to the extent permitted by applicable law, shares subsequently reacquired by the Company, whether purchased in the open market or in private transactions, or treasury shares.

b.Subject to the following provisions of this Section 8.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be 400,000. All such 400,000 shares may be granted as ISOs.

c.To the extent provided by the Committee, any Award may be settled in cash rather than Stock. Only shares of Stock, if any, actually delivered to the Participant or beneficiary with respect to an Award shall be treated as delivered for purposes of the determination under paragraph (b) above, regardless of whether the Award is denominated in Stock or cash, and, for clarity, Awards settled in cash shall not be counted against the share limitations stated herein. In addition, without limiting the effect of the foregoing, for purposes of the foregoing:

i.To the extent any Award is forfeited or otherwise expires, terminates, is canceled or becomes unexercisable without delivery of shares of Stock, such shares shall not be deemed to have been delivered for purposes of the determination under paragraph (b) above.

ii.Dividends paid in shares and/or dividends paid in cash in connection with outstanding Awards shall not be counted against the share limitations stated in paragraph (b) above.

d.The following shares of Stock may not again be made available for issuance as Awards under the Plan: (i) shares withheld from an Award or delivered by a Participant to satisfy tax withholding requirements for Awards, (ii) shares not issued or delivered as a result of the net settlement of an outstanding Award, (iii) shares withheld or delivered to pay the exercise price related to an outstanding Award and (iv) shares repurchased on the open market with the proceeds of the purchase price for an Award.

e.Further, (i) shares of Stock issued under the Plan through the settlement, assumption or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition or similar transaction involving the Company acquiring another entity shall not reduce the maximum number of shares of Stock available for delivery under the Plan, and (ii) available shares under a shareholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and will not reduce the maximum number of shares of Stock available under the Plan, subject, in the case of both (i) and (ii) herein, to applicable stock exchange listing requirements.

f.In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, reverse stock split, extraordinary cash dividend, recapitalization, rights offering, reorganization, merger, consolidation, split-up, spin-off, sale of assets or subsidiaries, liquidation, combination, exchange or reclassification of shares), the Committee shall adjust Awards and the limitations on Stock specified in Section 8.2(b) to prevent undue dilution or enlargement of Awards. In such an event, actions by the Committee pursuant to this Section 8.2(f) may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the Exercise Price of outstanding Options and/or the Base Price of outstanding SARs; and (iv) any other adjustments (subject to Sections 2.7 and 4.6 herein) that the Committee determines to be equitable (which may include, without limitation, (x) replacement of Awards with other Awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and (y) cancellation of the Award in return for cash payment of the current value of the Award, determined as though the Award is fully vested at the time of payment, provided that with respect to an Option or SAR the amount of such payment may be the excess (if any) of value of the Stock subject to the Option or SAR at the time of the transaction over the Exercise Price or Base Price, as applicable.

8.3 General Restrictions. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

a.Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933, as amended), and the applicable requirements of any securities exchange or similar entity.

b.To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange, automated inter-dealer quotation system or similar entity.

8.4 Minimum Vesting. Notwithstanding any other provision of the Plan, awards granted to a Participant under the Plan shall be subject to a minimum vesting (or earning) (collectively, “vesting”) period of one year; provided, however, that (a) the Committee may provide for acceleration of vesting of all or a portion of an Award in the event of a Participant’s death, Disability or Retirement or (to the extent provided in Section 9 herein) upon the occurrence of a Change in Control of the Company; (b) the Committee may provide for the grant of an Award to any Participant without a minimum vesting period or may accelerate the vesting of all or a portion of an Award for any reason, but only with respect to Awards for no more than an aggregate of five percent (5%) of the total number of shares of Stock authorized for issuance under the Plan pursuant to Section 8.2(b) herein, upon such terms and conditions as the Committee may determine; and (c) the Committee also may provide for the grant of Awards to Participants that have different vesting terms in the case of Awards that are substituted for other equity awards in connection with mergers, consolidations or other similar transactions. For purposes of Awards granted to Non-Employee Directors, this minimum vesting condition shall be deemed satisfied if the vesting period commences on the date of an annual meeting of stockholders and concludes on the date of the next annual meeting of stockholders.

8.5 Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion and subject to such requirements as the Committee may impose, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns, or through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan. The number of shares withheld or delivered, to the extent applicable, shall have a Fair Market Value as of the date that the amount of tax to be withheld equal to the amount required to be withheld in accordance with applicable tax requirements (up to the maximum individual statutory rate in the applicable jurisdiction as may be permitted under then-current accounting principles to qualify for equity classification), in accordance with such procedures as the Committee establishes. The Participant shall remain responsible at all times for paying any federal, state, foreign and/or local income or employment tax due with respect to any Award, and neither the Company or any Related Entity shall be liable for any interest or penalty that a Participant incurs by failing to make timely payments of tax or otherwise.

8.6 Grant and Use of Awards. In the discretion of the Committee, an Eligible Individual may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to an Eligible Individual. Subject to the limitations in Sections 2.7 and 4.6, Awards may be granted as alternatives to or replacement of Awards granted or outstanding under the Plan, or any other plan or arrangement of the Company or Related Entity (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Related Entity).

8.7 Dividends and Dividend Equivalents. The Committee, may, in its discretion, provide that Awards other than Options and SARs earn dividends or dividend equivalent rights (“dividend equivalents”); provided, however, that dividends and dividend equivalents (whether paid in cash or shares of Stock), if any, on unearned or unvested Awards shall not be paid (even if accrued) unless and until the underlying Award (or portion thereof) has vested and/or been earned. Any crediting of dividends or dividend equivalents may be subject to such additional restrictions and conditions as the Committee may establish, including reinvestment in additional shares of Stock or share equivalents. Notwithstanding the other provisions herein, any dividends or dividend equivalents related to an Award shall be structured in a manner so as to avoid causing the Award and related dividends or dividend equivalents to be subject to Code Section 409A or shall otherwise be structured so that the Award and dividends or dividend equivalents are in compliance with Code Section 409A.

8.8 Fractional Shares. Except as otherwise provided in an Award Agreement or determined by the Committee, (a) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (b) no fractional shares shall be issued. The Committee may, in its discretion, determine that a fractional share shall be settled in cash.

8.9 Settlement of Awards. Subject to the terms of the Plan, the obligation to make payments and distributions with respect to Awards may be satisfied through cash payments, the delivery of shares of Stock, the granting of other Awards, or any combination thereof as the Committee shall determine. Satisfaction of any such obligations under an Award, which is sometimes referred to as “settlement” of the Award, may be subject to such conditions, restrictions and contingencies as the Committee shall determine.

8.10 Transferability. Except as otherwise provided by the Committee, and, with respect to any ISO Awards, subject to such limitations on the transferability of ISOs as imposed by the Code, Awards granted under this Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by the Participant other than by will or the laws of descent and distribution; provided, however, that under no circumstances shall a transfer for value of any Award be permitted. The designation of a beneficiary for an Award shall not constitute the transfer of an Award. All rights with respect to an Award shall be available during the Participant’s lifetime only to the Participant or the Participant’s guardian or legal representative. The Committee may, in its discretion, require a Participant’s guardian or legal representative to supply it with evidence the Committee deems necessary to establish the authority of the guardian or legal representative to act on behalf of the Participant. No transfer of an Award by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary or appropriate to establish the validity of the transfer.

8.11 Form and Time of Elections. Unless otherwise specified herein or permitted by the Committee, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

8.12 Agreement with Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written (including electronic) document as is determined by the Committee. Such terms shall specify, among other things, the extent of Participant’s rights with respect to the Award following the Participant’s separation from service with the Company and/or a Related Entity. An Award Agreement’s terms shall be determined by the Committee in its sole discretion. Such terms need not be uniform among all Awards, and may reflect, among other things, distinctions based on the reasons for separation from service. A copy of such document shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign a copy of such document. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Participant signature is required.

8.13 Action by Company or Related Entity. Any action required or permitted to be taken by the Company or any Related Entity shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange or otherwise determined by the Committee) by a duly authorized officer of such company.

8.14 Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

8.15 Limitation of Implied Rights.

a.The Plan shall be unfunded and the Company shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. Further, neither a Participant nor any other person shall, by reason of participation in this Plan, acquire any right in or title to any assets, funds or property of the Company or any Related Entity whatsoever, including, without limitation, any specific funds, assets or other property which the Company or any Related Entity, in its sole discretion, may set aside in anticipation of a liability hereunder. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under this Plan, unsecured by any assets of the Company or any Related Entity, and nothing contained herein shall constitute a guarantee that the assets of the Company or any Related Entity shall be sufficient to pay any benefits to any person.

b.This Plan does not constitute a contract of employment or service, and selection as a Participant shall not give any participating employee or other individual the right to be retained in the employ of the Company or any Related Entity or the right to continue to provide services to the Company or any Related Entity, nor any right or claim to any benefit hereunder, unless such right or claim has specifically accrued under the terms of this Plan. Except as otherwise provided herein, no Award under this Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

8.16 Effect of Certain Changes in Status. Notwithstanding the other terms of the Plan or an Award Agreement, the Committee has sole discretion to determine (taking into account any Code Section 409A considerations), at the time of grant of an Award or at any time thereafter, the effect, if any, on Awards (including but not limited to modifying the vesting, exercisability and/or earning of Awards) granted to a Participant if the Participant’s status as an employee or director of the Company or any Related Entity changes, including but not limited to a change from full-time to part-time, or vice versa, or if other similar changes in the nature or scope of the Participant’s employment or service occur.

8.17 Awards Subject to Clawback and Other Policies. By acceptance of any Award hereunder, (a) each Participant shall be deemed to have expressly acknowledged and agreed that any and all Awards are and shall be fully subject to the terms of the Company’s Clawback Policy, effective October 2, 2023, or any other policy regarding repayment, recoupment or clawback of compensation now or hereafter adopted by the Company; and (b) each Participant shall be deemed to have expressly acknowledged and agreed that any such policy shall apply to any and all Awards in accordance with its terms, whether retroactively or prospectively, and to have agreed to cooperate fully with the Company to facilitate the recovery of any Award that the Committee determines in its sole discretion is required to be recovered pursuant to the terms of such policy. In addition, without limiting the effect of the foregoing, as a condition to the grant of an Award or receipt or retention of shares of Stock, cash or any other benefit under the Plan, the Committee may, at any time, require that a Participant agree to abide by any equity retention policy, stock ownership guidelines and/or other policies adopted by the Company or a Related Entity, each as in effect from time to time and to the extent applicable to the Participant.

8.18 Right of Offset. Notwithstanding any other provision of the Plan or an Award Agreement, the Company may at any time (subject to any Code Section 409A considerations) reduce the amount of any payment or benefit otherwise payable to or on behalf of a Participant by the amount of any obligation of the Participant to or on behalf of the Company or a Related Entity that is or becomes due and payable.

8.19 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the Committee or other designated person(s) acting on its behalf considers pertinent and reliable, and signed, made or presented by the proper party or parties.

SECTION 9
CHANGE IN CONTROL

Notwithstanding any other provision in the Plan to the contrary (and unless otherwise required pursuant to Code Section 409A), the following provisions shall apply in the event of a Change in Control:

9.1 To the extent that the successor or surviving company in the Change in Control event does not assume or substitute for an Award (or in which the Company is the ultimate parent corporation and does not continue the Award) on substantially similar terms or with substantially equivalent economic benefits (as determined by the Committee) as Awards outstanding under the Plan immediately prior to the Change in Control event, (a) all outstanding Options and SARs shall become fully vested and exercisable, whether or not then otherwise vested and exercisable; and (b) any restrictions, including, but not limited to the restriction period, performance period and/or other performance criteria applicable to any outstanding Awards other than Options or SARs shall be deemed to have been met, and such Awards shall become fully vested, earned and payable to the fullest extent of the original grant of the applicable Award (or, in the case of performance-based Awards the earning of which is based on attaining a target level of performance, such Awards shall be deemed earned at target).

9.2 Further, in the event that an Award is substituted, assumed or continued as provided in Section 9.1, the Award will nonetheless become vested (and, in the case of Options and SARs, exercisable) in full and any restrictions, including but not limited to any restriction period, performance period and/or other performance criteria applicable to any outstanding Award other than Options or SARs shall be deemed to have been met, and such Awards shall become fully vested, earned and payable to the fullest extent of the original award (or, in the case of performance-based Awards, the earning of which is based on attaining a target level of performance, such Awards shall be deemed earned at target), if the employment or service of the Participant is terminated within one year (or such other period after a Change in Control as may be stated in a participant’s employment, change in control, consulting or other similar agreement in effect on the Plan Effective Date, if applicable) after the effective date of a Change in Control if such termination of employment or service (a) is by the Company not for Cause or (b) is by the Participant for Good Reason. For clarification, for purposes of this Section 9, the “Company” shall include any successor to the Company.

9.3 Notwithstanding the foregoing, in the event that a Participant is a party to an employment agreement with the Company that was entered into prior to the Plan Effective Date and a Change in Control occurs, the Participant shall be entitled to the greater of the benefits provided herein or under the terms of such employment agreement.

SECTION 10
COMMITTEE

10.1 Administration. The authority to control and manage the operation and administration of the Plan shall be vested in the Compensation and Stock Option Committee of the Board (the “Committee”) in accordance with this Section 10. The Committee shall be selected by the Board, and shall consist solely of two or more members of the Board who are “non-employee directors” as such term is defined by Rule 16b-3, adopted under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or as may otherwise be permitted under Rule 16b-3. In addition, Committee members shall qualify as “independent directors” under applicable stock exchange rules if and to the extent required. If the Committee does not exist, or for any other reason determined by the Board, and to the extent not prohibited by applicable law or the applicable rules of any stock exchange and the related regulations or by “non-employee” directors to comply with Rule 16b-3 under the Exchange Act and related regulations, the Board may take any action hereunder that would otherwise be the responsibility of the Committee, and references to the “Committee” shall include the Board.

10.2 Powers of Committee. The Committee’s authority under this Plan shall include, without limitation, the following:

a.Subject to the provisions of the Plan, the Committee shall have the authority and discretion to select from among the Eligible Individuals those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of all Awards and the number of shares covered by such Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 11) to amend, cancel or suspend Awards.

b.The Committee shall have the authority, subject to the restrictions contained in Section 8.4, to accelerate the date that any Award which was not otherwise exercisable, vested or earned shall become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient. The Committee may also, in its sole discretion, modify or extend the terms and conditions for exercise, vesting or earning of an Award (in each case taking into account any Code Section 409A considerations). The Committee may further determine that a Participant’s rights, payments and/or benefits with respect to an Award (including but not limited to any shares issued or issuable and/or cash paid or payable with respect to an Award) shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for Cause, violation of policies of the Company or a Related Entity, breach of non-solicitation, non-competition, confidentiality or other restrictive covenants that may apply to the Participant, other conduct by the Participant that is determined by the Committee to be detrimental to the business or reputation of the Company or a Related Entity and/or other circumstances where such reduction, cancellation, forfeiture or recoupment is required by applicable law.

c.To the extent that the Committee determines that the restrictions imposed hereby preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee shall have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate (including but not limited to the establishment of subplans) to conform to applicable requirements or practices of such jurisdictions outside the United States.

d.The Committee shall have the full authority and discretion to interpret this Plan, to establish, amend, and rescind any rules and regulations relating hereto, to determine the terms and provisions of any Award Agreement made pursuant hereto (the terms of which need not be uniform among any or all Awards), to correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement and to make all other determinations that may be necessary or advisable for the administration of this Plan.

e.Any interpretation of this Plan by the Committee and any decision made by it hereunder is final and binding on all parties.

f.No member of the Committee shall be liable while acting as Plan administrator for any action or determination made in good faith with respect to the Plan, an Award or an Award Agreement. The members of the Committee shall be entitled to indemnification and reimbursement in the manner and to the fullest extend provided in the Company’s articles of incorporation and/or bylaws and/or pursuant to applicable law.

10.3 Delegation by Committee. Except to the extent prohibited by applicable law (including but not limited to Rule 16b-3 adopted under the Exchange Act) or the applicable rules of a stock exchange, automated inter-dealer quotation system or similar entity, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

10.4 Information to be Furnished to Committee. The Company and Related Entities shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Related Entities as to an employee’s or Participant’s employment or service, termination of employment or service, leave of absence, reemployment and compensation shall be conclusive on all parties unless determined to the Committee’s satisfaction to be incorrect. Participants and other persons entitled to benefits hereunder must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

10.5 No Representations or Warranties. Neither the Board, the Committee, the Company nor any Related Entity, employee or agent of any of the foregoing makes any representations with respect to the tax consequences of any Award to a Participant, and by the acceptance of such Award, each Participant acknowledges the same and agrees to be solely responsible and liable for, and hold the Board, the Committee, the Company and any Related Entity, employee or agent of any of the foregoing harmless from, any adverse consequences to the Participant under the Code or other applicable law with respect to the Award or any underlying shares of Stock or other property, whether resulting from any action or inaction or omission of any such parties pursuant to the Plan or otherwise.

SECTION 11
AMENDMENT AND TERMINATION

The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without approval of the shareholders of the Company if such approval is necessary to comply with applicable law or with which the Board deems it necessary or desirable to comply; and provided further, however, that absent approval of the Company’s shareholders, (a) no amendment may increase the limitations on the number of shares of Stock set forth in Section 8.2(b) or decrease the minimum Exercise Price or Base Price set forth in Sections 2.2, 3.2 and 4.1; and (b) the provisions of Sections 2.7 and 4.6 cannot be amended. Subject to the restrictions of Sections 2.2, 2.7, 3.2, 4.1 and 4.6, the Committee shall have the right to modify, amend or cancel, or waive any conditions or rights under, any Award, prospectively or retroactively, if: (a) the modification, amendment, cancellation or waiver does not materially and adversely affect the rights of the Participant under the Award (provided, however, that neither a modification, amendment or cancellation or waiver that results solely in a change in tax consequences with respect to an Award, nor the exercise of the Committee’s or Company’s authority and discretion under Sections 8.2(g), 8.17 and 9, shall be deemed to materially and adversely affect the rights of a Participant under an Award); (b) the Participant consents to such modification, amendment, cancellation or waiver; (c) there is a dissolution or liquidation of the Company; (d) this Plan or the Award Agreement provides for such modification, amendment, cancellation or waiver; or (e) the Company would otherwise have the right to make such modification, amendment, cancellation or waiver under applicable law. Adjustments pursuant to Section 8.2(g) shall not be subject to the foregoing limitations of this Section 11. The Committee shall have unilateral authority to make adjustments to the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Company or any Related Entity, or the financial statements of the Company or any Related Entity, or of changes in applicable laws or accounting principles, if the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable law or applicable accounting principles.

SECTION 12
SECTION 409A
12.1 Intent Regarding Awards. Notwithstanding any other provision in the Plan or an Award Agreement to the contrary, if and to the extent that Code Section 409A is deemed to apply to the Plan or any Award, the Plan or such Award is intended either (a) to be exempt from Code Section 409A under the stock right, short-term deferral or other exceptions available under Code Section 409A, or (b) to comply with Code Section 409A, and the Plan and any such Award Agreement shall be administered in a manner consistent with such intent.

12.2 Amendments to Address Code Section 409A Issues; Limitation of Liability; Other Provisions. Notwithstanding any provision in the Plan to the contrary, in light of the uncertainty with respect to the proper application of Code Section 409A, the Committee reserves the right to unilaterally make amendments to any Award as it deems necessary or desirable to avoid the imposition of taxes or penalties under Code Section 409A. In any event, a Participant shall be solely responsible and liable for the satisfaction of any and all taxes and penalties that may be imposed on such Participant or for such Participant’s account in connection with an Award (including any taxes and penalties under Code Section 409A), and the terms of Section 10.5 hereof shall apply, without limitation, to any such taxes or penalties so imposed. Whenever payments under the Plan are to be made in installments, each such installment shall be deemed to be a separate payment for purposes of Code Section 409A. For the purposes herein, the phrase “termination of employment” or similar phrases shall be interpreted in accordance with the term “separation from service” as defined in Code Section 409A if and to the extent required under Code Section 409A. Further, (i) in the event that Code Section 409A requires that any special terms, provisions or conditions be included in the Plan or an Award Agreement, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan and/or the Award Agreement, and (ii) terms used in the Plan or an Award Agreement shall be construed in accordance with Code Section 409A if and to the extent required. Further, in the event that the Plan, an Award Agreement or any benefit thereunder shall be deemed not to comply with Code Section 409A, then neither the Company or any of its Related Entities, the Board, the Committee, nor its or their designees or agents, shall be liable to any Participant or other person for actions, decisions or determinations made in good faith.

12.3 Six-Month Delay Rule. If, at the time of a Participant’s separation from service (within the meaning of Code Section 409A), (a) such Participant shall be a “specified employee” (within the meaning of Code Section 409A and using the identification methodology selected by the Company from time to time) and (b) the Committee shall make a good faith determination that an amount payable pursuant to an Award constitutes deferred compensation (within the meaning of Code Section 409A), the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Code Section 409A in order to avoid taxes or penalties under Code Section 409A, then the Company shall not pay such amount on the otherwise scheduled payment date, but shall instead pay it on the first business day after such six-month period or, if earlier than the end of the six-month period, the date of death of the specified employee, or as otherwise permitted under Code Section 409A. Such amount shall be paid without interest, unless otherwise determined by the Committee, in its discretion, or as otherwise provided in any applicable employment agreement between the Company and the relevant Participant.

SECTION 13
DEFINED TERMS
In addition to the other definitions contained herein or in an Award Agreement, the following definitions shall apply:

13.1 Award. The term “Award” shall mean any grant of Options, SARs, Restricted Stock Awards, Restricted Stock Unit Awards and/or Phantom Stock Awards under this Plan.

13.2 Board. The term “Board” shall mean the Board of Directors of the Company.

13.3 Cause. The term “Cause” shall mean, unless the Committee determines otherwise, a Participant’s termination of employment or service resulting from the Participant’s (a) termination for “Cause” as defined under the Participant’s employment, change in control or other similar agreement with the Company or a Related Entity, if any, or (b) if the Participant has not entered into any such agreement (or, if any such agreement does not define “Cause”), then “Cause” shall mean termination of the Participant’s employment or service due to any of the following acts by the Participant, as determined by the Company in good faith: (i) gross misconduct or gross neglect in respect of his or her duties for the Company or Related Entity; (ii) conviction of (or plea of nolo contendere to) a felony, or of a misdemeanor where active imprisonment is imposed; (iii) knowing and intentional failure to comply with applicable laws with respect to the execution of the business operations of the Company or a Related Entity; (iv) falsification of records or engaging in theft, fraud, embezzlement, dishonesty or other conduct that has resulted or is likely to result in material damage to the Company’s or any of its Related Entities’ business or reputation; (v) failure to comply with reasonable written directives of the Chief Executive Officer or the Board; (vi) the willful and material violation of the policies of the Company or a Related Entity, including its Code of Ethics; and/or (vii) the willful failure to reasonably cooperate with any investigation authorized by the Board, which failure would reasonably be expected to have a material adverse effect on the Company or a Related Entity.

13.4 Change in Control. A Change in Control shall mean the occurrence of any of the following events:

a.The consummation of (i) a merger, consolidation, statutory share exchange or similar form of transactions involving the (x) Company or (y) any Subsidiary, but in the case of this clause (y) only if Company Voting Securities (as defined below) are issued or issuable or, or (ii) the sale or other disposition of all or substantially all of the assets of the Company (each of the foregoing events in clauses (i) and (ii) being hereinafter referred to as a “Reorganization”), in each case, unless immediately following such Reorganization:
i.all or substantially all of the individuals and entities who were the Beneficial Owners (as defined below) of the securities eligible to vote for the election of the Board (such securities, the “Company Voting Securities”) outstanding immediately prior to the consummation of such Reorganization continue to Beneficially Own more than seventy percent (70%) of the combined voting power of the then outstanding voting securities of the corporation or other entity resulting from such Reorganization (including a corporation or entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) in substantially the same proportions as their ownership, immediately prior to the consummation of the Reorganization, of the outstanding Company Voting Securities (excluding, for purposes of determining such proportions, any outstanding voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Reorganization as a result of their ownership prior to such consummation of voting securities of any corporation or entity involved in or forming part of such Reorganization other than the Company),

ii.no Person (excluding any employee benefit plan (or related trust) sponsored or maintained by the Continuing Entity or any corporation or entity controlled by the Continuing Entity) Beneficially Owns thirty five percent (35%) or more of the combined voting power of the then outstanding voting securities of the Continuing Entity, and

iii.at least a majority of the members of the board of directors of the Continuing Entity were Incumbent Directors (as defined below) at the time of execution of the definitive agreement providing for such Reorganization or, in the absence of such an agreement, at the time at which approval of the Board was obtained for such Reorganization;

b.The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company, unless such liquidation or dissolution is part of a transaction or series of transactions described in paragraph (a) above that does not otherwise constitute a Change in Control;

c.(i) Any Person, corporation or other entity or group shall have become the Beneficial Owner of, or shall have obtained voting control over, thirty percent (30%) or more of either the outstanding Stock or the combined voting power of the then outstanding Company Voting Securities, either in a single transaction or in a series of transactions occurring within the twelve-month period ending on the date of the most recent acquisition (such Person an “Acquiring Person”); provided, however, that for purposes of this paragraph (c), no Person may become an Acquiring Person on account of any of the following acquisition of Stock or Company Voting Securities: (A) any acquisition by the Company or any Subsidiary; (B) any acquisition by an underwriter temporarily holding such securities pursuant to an offering of such securities; (C) any acquisition by any employee benefit plan (or related trust) sponsored by or maintained by the Company or any Subsidiary; and (D) any acquisition upon consummation of a transaction described in paragraph (a) above that does not otherwise constitute a Change in Control under the terms of such paragraph (a) and (ii) a majority of the members of the Board are or become individuals who are (A) the Acquiring Person; (B) if the Acquiring Person is a group, members of such group; (C) Affiliates of the Acquiring Person; (D) if the Acquiring Person is a group, Affiliates of members of such group; and/or (E) individuals whose initial assumption of office as a member of the Board occurs as a result of (X) an actual or threatened election contest or an actual or threatened solicitation of proxies or consents by or on behalf of the Acquiring Person or, if the Acquiring Person is a group, any member of such group or (Y) the recommendation or request of the Acquiring Person or any member of the Board who is an Affiliate of the Acquiring Person or, if the Acquiring Person is a group, any member of such group (each such Board member, an “Acquiring Person Director”); or

d.During any period of twenty-four (24) consecutive months, individuals who were members of the Board at the beginning of such period (the “Incumbent Directors”) cease at any time during such period for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the beginning of such period whose appointment or election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Directors shall be considered as though such individual were an Incumbent Director, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or actual or threatened solicitation of proxies or consents by or on behalf of an entity or Person other than the Board.

(For purposes of this definition, the term “Person” shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, and the terms “Beneficial Owner,” Beneficially Own” and similar variations of such terms shall have the meaning given in Rule 13d-3 under the Exchange Act.

Further, for purposes of this definition, the term “Affiliate” means (i) any Person directly or indirectly controlling, controlled by or under common control with the Acquiring Person (or any of its members, if the Acquiring Person is a group); (ii) any director, officer, member, manager, partner, five percent (5%) owner, attorney, financial or accounting adviser or other agent of the Acquiring Person (or any of its members, if the Acquiring Person is a group) or of any Person described in clause (i); or (iii) any director, officer ,member, manager, partner, five percent (5%) owner, attorney, financial or accounting adviser or other agent of any Person described in clause (ii). For the purposes of this definition, “control,” when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.)

The Board shall have full and final authority, in its discretion, to determine whether a Change in Control has occurred, to determine that a Change in Control shall not be deemed to have occurred notwithstanding the occurrence of one or more of the triggering events described herein, the date of the occurrence of any Change in Control and any incidental matters relating thereto, provided that the determination as to whether one or more Board members are Acquiring Person Directors shall be made by a majority of members of the Board other than members who are Acquiring Person Directors or whose status as an Acquiring Person Director is in question.

Notwithstanding the preceding provisions of this Section 13.4, in the event that any Awards granted under the Plan are deemed to be deferred compensation subject to (and not exempt from) the provisions of Code Section 409A, then distributions related to such Awards to be made upon a Change in Control may be permitted, in the Committee’s discretion, upon the occurrence of one or more of the following events (as they are defined and interpreted under Code Section 409A): (A) a change in the ownership of the Company; (B) a change in effective control of the Company; or (C) a change in the ownership of a substantial portion of the assets of the Company.

13.5 Code. The term “Code” means the Internal Revenue Code of 1986, as amended from time to time. A reference to any provision of the Code shall include reference to any rules and regulations related thereto and any successor provisions of the foregoing.

13.6 Disability. The term “Disability” shall, except as may otherwise be determined by the Committee (taking into account any Code Section 409A considerations), as applied to any Participant, having the meaning given in any Award Agreement, employment agreement, change in control plan or agreement or similar agreement, if any, to which the Participant is a party, or, if there is no such plan or agreement (or if such plan or agreement does not define “Disability”), “Disability” shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than twelve months. The Committee shall have authority to determine if a Disability has occurred.

13.7 Eligible Individual. The term “Eligible Individual” shall mean (i) with respect to Awards of ISOs, any salaried employee of the Company or any Related Entity and (ii) with respect to any other Awards, any employees or directors of the Company or any Related Entity. For this purpose, an individual shall be considered to be an employee only if there exists between the individual and the Company or a Related Entity the legal and bona fide relationship of employer and employee (taking into account Code Section 409A considerations if and to the extent applicable); provided, however, that with respect to ISOs, “employee” means any person who is considered an employee of the Company or any Parent or Subsidiary for purposes of Treasury Regulation Section 1.421-1(h).

13.8 Fair Market Value. For purposes of determining the “Fair Market Value” of a share of Stock as of any date, the following rules shall, unless the Committee determines otherwise, apply:

a.If the principal market for the Stock is a national securities exchange (including the Nasdaq stock market), then the “Fair Market Value” as of that date shall be the closing price of the Stock on such date on the principal exchange or market on which the Stock is then listed or admitted to trading.

b.If sale prices are not available or if the principal market for the Stock is not a national securities exchange, then the “Fair Market Value” as of that date shall be the average between the highest bid and lowest asked prices for the Stock on such date as reported on the OTC Bulletin Board, OTC Markets Group Inc. or any successors or comparable services.

c.If the date for which Fair Market Value is otherwise to be determined is not a business day, and as a result, paragraphs (a) and (b) above are inapplicable, the Fair Market Value of the Stock shall be determined as of the next earlier business day. If such paragraphs are otherwise inapplicable, then the Fair Market Value of the Stock shall be determined in good faith by the Committee.

d.If the Fair Market Value cannot be calculated by any of the foregoing methods, it will be determined in good faith by the Committee.

Notwithstanding the foregoing, (i) with respect to the grant of ISOs, the Fair Market Value shall be determined by the Committee in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with Code Section 422; and (ii) Fair Market Value shall be determined in accordance with Code Section 409A if and to the extent required.

13.9 Good Reason. The term “Good Reason” means, unless the Committee determines otherwise, in the context of a Change in Control, (a) “Good Reason” as defined under the Participant’s employment, change in control or other similar agreement with the Company or a Related Entity, if any, or (b) if the Participant has not entered into any such agreement (or, if any such agreement does not define “Good Reason”) then, (i) “Good Reason,” with regard to employees, shall mean any of the following conditions that arises without the consent of the Participant: (A) a material diminution of the Participant’s base salary; (B) a material diminution in the Participant’s authority, duties or responsibilities; and/or (C) requiring the Participant to relocate his or her principal place of employment more than fifty (50) miles from the current location at which he or she is primarily stationed; and (ii) “Good Reason,” with regard to directors, shall mean the Participant’s ceasing to serve as a director, or, if the Company is not the surviving company in a Change in Control event, a member of the board of directors of the surviving entity, in either case, due to the Participant’s failure to be nominated to serve as a director of such entity or the Participant’s failure to be elected to serve as a director of such entity, but not due to the Participant’s decision not to continue service on the Board or the board of directors of the surviving entity, as the case may be. The determination of “Good Reason” shall be made by the Committee and its determination shall be final and conclusive.

13.10 Non-Employee Director. For purposes of the Plan, the term “Non-Employee Director” means director of the Company who is not an employee of the Company or a Related Entity.

13.11 Parent. For purposes of the Plan, the term “Parent” means any corporation, partnership, joint venture or other entity during any period in which such entity (or any successor thereto) owns, directly or indirectly, at least a fifty percent (50%) voting or profits interest in the Company, and any other business venture (or successor thereto) which has a significant interest in the Company, as determined and designated in the discretion of the Committee; provided, however, that if and to the extent any applicable terms of the Code, federal securities laws or other applicable laws, rules or regulations require that the term “Parent” be defined differently for purposes of qualifying any Award or the Plan for any intended treatment (as determined in the sole discretion of the Committee) under any such applicable laws or regulations, the term “Parent” shall be defined for such purpose so as to comply with such applicable laws or regulations.

13.12 Related Entity. The term “Related Entity” means and includes any Parent or Subsidiary of the Company.

13.13 Retirement. The term “Retirement,” shall, except as may be otherwise determined by the Committee (taking into account any Code Section 409A considerations if applicable), as applied to any Participant, have the meaning given in an Award Agreement, employment agreement, change in control plan or agreement or other similar plan or agreement, if any, to which the Participant is a party, or, if there is no such plan or agreement (or if such plan or agreement does not define “Retirement”), then “Retirement” shall, unless the Committee determines otherwise, mean retirement at a time when the Participant’s age plus years of service to the Company or a Related Entity equals or exceeds 65, provided, however, that the Participant has completed a minimum service period of ten years. The Committee shall have the authority to determine if a Retirement has occurred.

13.14 Stock. The term “Stock” means shares of the common stock of the Company, or any successor securities thereto.

13.15 Subsidiaries. For purposes of the Plan, the term “Subsidiary” means any corporation, partnership, joint venture or other entity during any period in which at least a fifty percent (50%) voting or profits interest is owned, directly or indirectly, by the Company (or by any entity that is a successor to the Company), and any other business venture in which the Company (or any entity that is a successor to the Company) has a significant interest, as determined and designated in the discretion of the Committee; provided, however, that if and to the extent any applicable terms of the Code, federal securities laws or other applicable laws, rules or regulations require that the term “Subsidiary” be defined differently for purposes of qualifying any Award or the Plan for any intended treatment (as determined in the sole discretion of the Committee) under any such applicable laws or regulations, the term “Subsidiary” shall be defined for such purpose so as to comply with such applicable laws or regulations.

Notice of Annual Meeting of Shareholders
and
Proxy Statement

Annual Meeting of Shareholders
to be held on
August 20, 2025

FRONT

Revocable Proxy
ANNUAL MEETING OF SHAREHOLDERS
to be held on August 20, 2025

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned, revoking all prior proxies, hereby appoints R. Chad Prashad and Luke J. Umstetter as proxies (the "Proxies") and each of them individually and with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of World Acceptance Corporation (the “Company”) held of record by the undersigned on July 9, 2025, the record date, at the annual meeting of shareholders to be held on August 20, 2025 or any adjournment or postponements thereof.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
FOR Proposals 1, 2, 3, and 4.

1.ELECTION OF DIRECTORS:

1.Ken R. Bramlett, Jr.
2.R. Chad Prashad
3.Scott J. Vassalluzzo
4.Charles D. Way
5.Darrell E. Whitaker
6.Elizabeth R. Neuhoff
7.Benjamin E. Robinson III
☐ FOR all director nominees listed
☐ WITHHOLD authority to vote for all director nominees listed
☐ For all EXCEPT (to withhold authority to vote for any nominee(s), write the number of such nominee(s) below)

_______________________

2. APPROVE, ON AN ADVISORY (NON-BINDING) BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THE PROXY STATEMENT.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3. APPROVE THE WORLD ACCEPTANCE CORPORATION 2025 STOCK INCENTIVE PLAN.

☐ FOR ☐ AGAINST ☐ ABSTAIN

4. RATIFY THE APPOINTMENT OF RSM US LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2026.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Please sign and date on the reverse side and return in the enclosed postage-prepaid envelope.

The Notice of Annual Meeting of Shareholders, Proxy Statement, and Annual Report on Form 10-K are available free of charge at http://wrld.irinfo.com/WRLD2025.html.

BACK

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT PROPERLY EXECUTED, THIS PROXY CARD WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, "FOR" PROPOSAL 4, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting, Proxy Statement and Annual Report and revokes all proxies heretofore given by the undersigned.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership please sign in partnership name by authorized person.

DATED: ___________________________________________, 2025

________________________________________________________
Signature

________________________________________________________
Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE